UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23570

Simplify Exchange Traded Funds
(Exact name of registrant as specified in charter)

222 Broadway, 22F

New York, NY 10038
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (646) 741-2438

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

June 30, 2023

Annual Report

Simplify Exchange Traded Funds

Simplify Aggregate Bond PLUS Credit Hedge ETF (AGGH)

Simplify Developed Ex-US PLUS Downside Convexity ETF (EAFD)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF (EMGD)

Simplify Enhanced Income ETF (HIGH)

Simplify Health Care ETF (PINK)

Simplify Hedged Equity ETF (HEQT)

Simplify High Yield PLUS Credit Hedge ETF (CDX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Intermediate Term Treasury Futures Strategy ETF (formerly known as Simplify Risk Parity Treasury ETF) (TYA)

Simplify Market Neutral Equity Long/Short ETF (EQLS)

Simplify Opportunistic Income ETF (CRDT)

Simplify Propel Opportunities ETF (SURI)

Simplify Short Term Treasury Futures Strategy ETF (TUA)

Simplify Stable Income ETF (BUCK)

Simplify Tail Risk Strategy ETF (CYA)

Simplify US Equity PLUS Convexity ETF (SPYC)

Simplify US Equity PLUS Downside Convexity ETF (SPD)

Simplify US Equity PLUS GBTC ETF (SPBC)

Simplify US Equity PLUS Upside Convexity ETF (SPUC)

Simplify Volt RoboCar Disruption and Tech ETF (VCAR)

Simplify Bitcoin Strategy PLUS Income ETF (MAXI)

Simplify Commodities Strategy No K-1 ETF (HARD)

Simplify Macro Strategy ETF (FIG)

Simplify Managed Futures Strategy ETF (CTA)

Simplify Volatility Premium ETF (SVOL)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Exchange Traded Funds

Letter to Shareholders (Unaudited)

Dear Shareholder,

I am honored to write on behalf of all of us at Simplify Exchange Traded Funds (“Simplify ETFs”) and Simplify Asset Management Inc. (“Simplify”). First, thank you for your trust and investment in our strategies.

Our mission at Simplify is to help advisors and asset managers with their greatest investment needs: diversifying and de-risking portfolios, generating attractive income, and improving risk-adjusted returns. We provide tools to our advisors and their clients so they can stay the course on their financial plans and retirement goals in today’s varying market conditions and remain invested for the long term. We believe that transparency, education, and accessibility are more important than ever.

This past year demonstrated the importance of staying invested. The recession everyone predicted is yet to appear as the labor market remains tight. Higher policy rates have not yet begun to bite. As of June 30, 2023, US equities are up nearly 20% in the past 12 months. International equities are mixed with developed markets outperforming emerging markets. US bonds are down slightly in the same period as tighter credit spreads have offset some of the sting of rising rates.

We’ve seen volatility subsiding in both fixed income and equities. Among alternatives, commodities were lower, driven by falling energy and food prices. While US inflation rate fell sharply from 9.1% in June 2022 to 3% in June 2023, inflation remains well above the Fed’s target.

Looking ahead, the threat of stagflation and recession, geopolitical pressures, disruption in food and energy markets, shifting correlations between asset classes, and political uncertainty suggest a more volatile investment environment that requires steadfast focus on long-term investment goals and nimbleness in taking advantage of present opportunities.

As always, we are here to help and look forward to sharing our perspectives and strategies. We encourage you to reach out to your financial advisor and/or visit our website at www.simplify.us to learn more about Simplify and our team of committed professionals.

Thank you for your trust in us.

Best regards,

Paul Kim

President, Simplify Exchange Traded Funds

CEO and co-founder, Simplify Asset Management Inc.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Aggregate Bond PLUS Credit Hedge ETF [Ticker: AGGH]

For the year ended June 30, 2023, AGGH returned 0.49% vs its referenced benchmark, Bloomberg Capital U.S. Aggregate Bond Index, return of -0.86%, outperforming the benchmark by 1.35%.

Although rising interest rates were a headwind for the Fund and the bond market in general. The Fund outperformed due to the income generated by structural volatility selling. The Fund used long and short positions in options across equities, fixed income, volatility indices, commodities, and currencies asset classes to hedge against relevant interest rate and credit risks as well as generate income.

In the next 12 months, we believe the Fed’s rate hike cycle to come to an end, which will potentially stall last year’s trend of rising rates. AGGH is well-positioned to deliver high returns and outperform the Bloomberg US Aggregate Bond Index due to structural volatility selling strategies.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period ended February 14, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since inception*
Simplify Aggregate Bond PLUS Credit Hedge ETF NAV	0.49%	-3.24%
Simplify Aggregate Bond PLUS Credit Hedge ETF Market Price	0.55%	-3.09%
Bloomberg Capital U.S. Aggregate Bond Index	-0.86%	-5.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.55% and the net expense ratio, after fee waiver, is 0.30%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception February 14, 2022.

The Bloomberg Capital U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Developed Ex-US PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Developed Ex-US PLUS Downside Convexity ETF [Ticker: EAFD]

For the year ended June 30, 2023, EAFD returned 4.67% vs its benchmark, MSCI EAFE IMI Index, return of 14.25%, underperforming the benchmark by -9.58%.

The Fund’s underperformance was predominantly driven by the challenges experienced during 4Q 2022, where we aggressively positioned the Fund for a continued drawdown at the expense of spending excess budget, which ultimately cost the Fund. To better control for these challenges, at the end of 4Q 2022 we implemented an updated algorithm to increase the probability of hitting strikes and monetizing by bringing strikes and expiries in, and have set strict budget limits for the option overlay.

In the next 12 months, we expect equity markets to remain in a relatively low volatility environment, where the Fund will hopefully continue to maintain a strong notional coverage with our new options structure.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period ended January 10, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since inception*
Simplify Developed Ex-US PLUS Downside Convexity ETF NAV	4.67%	-12.50%
Simplify Developed Ex-US PLUS Downside Convexity ETF Market Price	4.74%	-13.25%
MSCI EAFE IMI Index	14.25%	-6.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.57% and the net expense ratio, after fee waiver, is 0.32%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 30, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception January 10, 2022.

The MSCI EAFE Investable Market Index (IMI), is an equity index which captures large, mid and small cap representation across Developed Markets countries around the world, excluding the US and Canada. With over 3,000 constituents, the index is comprehensive, covering approximately 99% of the free float-adjusted market capitalization in each country. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF [Ticker: EMGD]

For the year ended June 30, 2023, EMGD returned -7.51% vs its benchmark, MSCI Emerging Markets Index, return of -1.15%, underperforming the benchmark by -6.36%.

The Fund’s underperformance was predominantly driven by the challenges experienced during 4Q 2022, where we aggressively positioned the Fund for a continued drawdown at the expense of spending excess budget, which ultimately cost the Fund. To better control for these challenges, at the end of 4Q 2022 we implemented an updated algorithm to increase the probability of hitting strikes and monetizing by bringing strikes and expiries in, and have set strict budget limits for the option overlay.

In the next 12 months, we expect equity markets to remain in a relatively low volatility environment, where the Fund will hopefully continue to maintain a strong notional coverage with our new options structure.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 10, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Emerging Markets Equity PLUS Downside Convexity ETF NAV	-7.51%	-18.20%
Simplify Emerging Markets Equity PLUS Downside Convexity ETF Market Price	-7.92%	-19.70%
MSCI Emerging Markets Index	-1.15%	-13.84%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.61% and the net expense ratio, after fee waiver, is 0.36%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 30, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception January 10, 2022.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With over 1,000 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Enhanced Income ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Enhanced Income ETF [Ticker: HIGH]

Since its inception on October 27, 2022, HIGH returned 5.07% vs. the benchmark, Bloomberg US Corporate High Yield Total Return Index, return of 7.08%, underperforming the benchmark by -2.01%.

It has been a challenging year for option-selling strategies. Implied Volatility continued to drift lower throughout the year and has recently been hovering around recent historical lows. Further, the Fund experienced, while very short-lived, a few episodes of heightened delivered volatility that negatively impacted the option strategy. Fortunately, the Fund was still able to eke out a positive return in its option-selling program versus short-term treasury over the period.

In the next 12 months, we expect the implied volatility to trend closer to their historical long-term average and the option-selling strategy to continue to deliver positive return.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 27, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Enhanced Income ETF NAV	5.07%
Simplify Enhanced Income ETF Market Price	4.80%
Bloomberg U.S. Corporate High Yield Bond Index	7.08%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.51% and the net expense ratio is 0.51%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception October 27, 2022.

The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Health Care ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Health Care ETF [Ticker: PINK]

For the year ended June 30, 2023, PINK returned 8.81% vs its benchmark, MSCI USA IMI/Health Care Net Index, return of 5.36%, outperforming the benchmark by 3.45%.

The Fund’s material outperformance since inception is attributable to several factors including bottoms-up analysis, tactical alpha positions and strategic weighting in certain subsectors.

For FY23, PINK was negatively positioned on specific Pharmaceutical companies, relatively neutral on Health Maintenance Organizations (HMO) and materially positive on select MedTech stocks. We anticipate some material changes to risk and sector preference for FY24.

Looking ahead, PINK is positioned overweight MedTech, underweight Pharmaceutical and is selective in other areas. Pharmaceutical, while inexpensive, is viewed by PINK as fundamentally overall unattractive. We believe several large-cap Pharma names may suffer from material deficiencies in development pipelines (new drugs). HMOs will likely have a resurgence on easier comps and better pricing in 2024 and will become much more attractive heading into November 2024 elections. MedTech will likely continue to outperform, increasingly selectively focusing on new products and innovations.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 7, 2021* to June 30, 2023

*	Inception date.

Simplify Health Care ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Health Care ETF NAV	8.81%	4.16%
Simplify Health Care ETF Market Price	8.63%	4.33%
MSCI USA IMI Health Care Net (USD) Index	5.36%	0.44%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.50% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception October 7, 2021.

The MSCI USA IMI Health Care Net (USD) Index is designed to capture the large, mid and small cap segments of the US equity universe. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®).

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Hedged Equity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Hedged Equity ETF [Ticker: HEQT]

For the year ended June 30, 2023, HEQT returned 12.65% vs. the benchmark, Bloomberg US EG:FI 60:40 Index, return of 11.24%, outperforming the benchmark by 1.41%. HEQT achieved a lower volatility of 10.22% vs 12.45% for the benchmark over the same period.

Call strike on the monthly roll overwrite averaged 4.50% to 5.50% OTM, as a continuous slide in implied and realized volatility through Q2 2023 limited the market’s overall upside. HEQT’s 12-month beta to stocks was 0.43, as upside calls were exercised but not at sizable losses as the market drifted higher. In our view, costless collars are still an attractive method to sell volatility while hedging a larger drawdown in equities.

In the next 12 months, we expect slower-than-average equity market gains will allow HEQT’s returns to be competitive with similar strategies.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period November 1, 2021* to June 30, 2023

*	Inception date.

Simplify Hedged Equity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Hedged Equity ETF NAV	12.65%	2.54%
Simplify Hedged Equity ETF Market Price	12.49%	2.23%
S&P 500 Index Total Return	19.59%	-0.52%
Bloomberg US EQ:FI 60:40 Index	11.24%	-3.67%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio is 0.53%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception November 1, 2021.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

The Bloomberg US EQ:FI 60:40 Index is designed to measure cross-asset market performance in the US. The index rebalances monthly to 60% equities and 40% fixed income. The equity and fixed income allocation is represented by the Bloomberg US Large Cap Total Return Index and the Bloomberg US Aggregate Bond Index respectively. The Bloomberg US Large Cap Total Return Index is a float market-cap-weighted benchmark of the 500 most highly capitalized US companies. Index performance is based on total returns. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Effective July 1, 2022, HEQT changed its benchmark index from S&P 500 Index Total Return to the Bloomberg US EQ:FI 60:40 Index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify High Yield PLUS Credit Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify High Yield PLUS Credit Hedge ETF [Ticker: CDX]

For the year ended June 30, 2023, CDX returned 6.75% vs its benchmark, ICE BofA US High Yield Index 4PM, return of 8.97%, underperforming the benchmark by -2.22%.

The Fund’s underperformance primarily reflects spending on S&P 500 put options used to hedge a significant downside event in 2022; while 2022 equity markets were negative, the drawdowns failed to reach levels at which the protection paid off, resulting in unrecovered costs of hedging. In contrast, the remaining hedges, expressed as a Quality-Junk overlay contributed positively in both 2022 and 2023.

Looking forward, as interest expenses rise significantly versus EBITDA, the junk-bond market may experience material credit metric deterioration and pose refinancing challenge for these junk-bond companies. Under these conditions, we anticipate a widening of credit spreads and improved hedging performance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 14, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify High Yield PLUS Credit Hedge ETF NAV	6.75%	-2.66%
Simplify High Yield PLUS Credit Hedge ETF Market Price	6.79%	-2.57%
ICE BofA US High Yield Index 4PM	8.97%	-1.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.50% and the net expense ratio, after fee waiver, is 0.25%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception February 14, 2022.

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Simplify High Yield PLUS Credit Hedge ETF

Management’s Discussion of Fund Performance (Continued)
June 30, 2023 (Unaudited)

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Interest Rate Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Interest Rate Hedge ETF [Ticker: PFIX]

For the year ended June 30, 2023, PFIX returned 13.35% vs its benchmark, ICE U.S. Treasury 20+ Year Bond Index 4PM, return of -8.46%, outperforming the benchmark by 21.81%.

The main reason for the difference is that PFIX holds a long position in a set of out of the money pay fixed option with 5 to 7 years to expiry into a 20-year swap. These swaptions performed well as the forward interest rates that underly them increased. These increases were offset somewhat by declines in the level of implied volatility, time decay on the options and increases in the rates used to discount the option payoff.

Looking forward, the path of future interest rates and implied volatilities will continue to drive PFIX performance.

Increases in rates that drive increases in the forward rates along with increases in implied volatilities would be beneficial to the Fund’s performance while decreases in forward rates and declines in implied volatilities would be harmful.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period ended May 10, 2021* to June 30, 2023

*	Inception date.

Simplify Interest Rate Hedge ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Interest Rate Hedge ETF NAV	13.35%	12.97%
Simplify Interest Rate Hedge ETF Market Price	12.60%	11.90%
ICE U.S. Treasury 20+ Year Bond Index 4PM	-8.46%	-10.93%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.50% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 10, 2021.

The ICE U.S. Treasury 20+ Year Bond Index is part of a series of indices intended to the assess U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar denominated, fixed rate securities with minimum term to maturity greater than twenty years. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Intermediate Term Treasury Futures Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Intermediate Term Treasury Futures Strategy ETF [Ticker: TYA]

For the year ended June 30, 2023, TYA returned -16.61% vs its benchmark, ICE U.S. Treasury 20+ Year Bond Index 4PM, return of -8.46%, underperforming the benchmark by -8.15%.

The Fund’s underperformance was due to the changes in the term structure of interest rates in the past 12 months. The Fund gains its exposure via investments in treasury futures contracts that invest in the 7-year to 10-year segment of the yield curve. The Fund then leverages its duration exposure to get close to that of the ICE U.S. Treasury 20+ Year Bond Index, while paying borrowing cost at 3-month or shorter-term interest rates.

Although the entire term structure of rates went higher, hurting the performance of all bonds, the increases were largest in the short end of the yield curve, and relatively larger in the intermediate-portion of the yield curve than the longer-term rates used to price the bonds in the benchmark.

Looking forward, the path of future interest rates and their term structure will continue to drive TYA performance. Increases in rates and/ or further inversions will generally be harmful to performance while decreases in rates accompanied by steepening would be beneficial.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 27, 2021* to June 30, 2023

*	Inception date.

Simplify Intermediate Term Treasury Futures Strategy ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Intermediate Term Treasury Futures Strategy ETF NAV	-16.61%	-24.31%
Simplify Intermediate Term Treasury Futures Strategy ETF Market Price	-16.37%	-24.38%
ICE U.S. Treasury 20+ Year Bond Index 4PM	-8.46%	-16.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.25% and the net expense ratio, after fee waiver, is 0.15%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.15% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 27, 2021.

The ICE U.S. Treasury 20+ Year Bond Index is part of a series of indices intended to the assess U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar denominated, fixed rate securities with minimum term to maturity greater than twenty years. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Market Neutral Equity Long/Short ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Market Neutral Equity Long Short ETF [Ticker: EQLS]

Since its inception on June 12, 2023, EQLS returned -2.29% vs. the benchmark, MSCI World Index, return of 1.26%, underperforming the benchmark by -3.55%.

June was a difficult month for quants as systematic strategies suffered due to a reversion in factor performance. Detractors to performance include systematic factor exposures such as individual country biases, short Value, short Financials; stock selection performance not explained by traditional factors; and implementation costs. Contributors to positive performance include long exposure to Profitability, Momentum, and Consumer Discretionary names.

In the next 12 months, should market sentiment settle and investors gain more certainty regarding the path of interest rates, we expect systematic factors to stabilize, which may enhance the performance of quantitative strategies.

At June 30, 2023, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE
Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Market Neutral Equity Long Short ETF NAV	-2.29%
Simplify Market Neutral Equity Long Short ETF Market Price	-1.72%
MSCI World Index Price	1.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.00% and the net expense ratio is 1.00%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception June 13, 2023.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Opportunistic Income ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Opportunistic Income ETF [Ticker: CRDT]

Since its inception on June 27, 2023, CRDT returned 0.04% vs. the benchmark, ICE BofA US High Yield Index 4PM, return of 0.77%, underperforming the benchmark by 0.73%. CRDT began scaling into holdings with an estimated yield of 5.15% at quarter-end.

In the next 12 months, we believe selective credit investment will provide ample alpha opportunities as a result of the general richness of the index products in the current environment.

At June 30, 2023, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE
Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Opportunistic Income ETF NAV	0.04%
Simplify Opportunistic Income ETF Market Price	-0.08%
ICE BofA US High Yield Index 4PM	0.77%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.95% and the net expense ratio is 0.50%. The adviser has contractually agreed to waive its fee payable under the management agreement by 0.45% until 1-year from Fund launch. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception June 26, 2023.

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Propel Opportunities ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Propel Opportunities ETF [Ticker: SURI]

Since its inception on February 7, 2023, SURI returned -4.97% vs. the benchmark, MSCI USA IMI/Health Care Net Index, return of 0.34%, underperforming the benchmark by -5.31%.

The Fund’s relative underperformance was driven by heavier weighting of early-stage and small/mid-cap (SMID) companies. Due to volatility in the overall market, we saw weakness in this subset of the healthcare sector versus later stage and large cap health care companies. The healthcare sector has generally seen underperformance versus the broader market during this same time period.

In the next 12 months, while we anticipate continued volatility in SMID healthcare companies versus the overall market, we expect specific catalysts within the SURI portfolio along with increased M&A and strategic activities targeting SMID healthcare companies to drive outperformance.

At June 30, 2023, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE
Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Propel Opportunities ETF NAV	-4.97%
Simplify Propel Opportunities ETF Market Price	-3.57%
MSCI USA IMI Health Care Net (USD) Index	0.34%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.75% and the net expense ratio is 2.51%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception February 7, 2023.

The MSCI USA IMI Health Care Net (USD) Index is designed to capture the large, mid and small cap segments of the US equity universe. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Short Term Treasury Futures Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Short Term Treasury Futures Strategy ETF [Ticker: TUA]

Since its inception on November 14, 2022, TUA returned -6.97% vs. the benchmark, ICE U.S. Treasury 7-10 Year Bond Index, return of 2.45%, underperforming the benchmark by -9.42%.

The Fund’s underperformance was due to the changes in the term structure of interest rates since inception of the fund. The Fund gains its exposure via investments in treasury futures contracts that invest in the 1.5-year to 2-year segment of the yield curve. The Fund then leverages its duration exposure to get close to that of the ICE U.S. Treasury 7-10 Year Bond Index, while paying borrowing cost at 3-month or shorter-term interest rates.

Although the intermediate portion of the yield curve remains relatively stable since inception of the fund, the front end of the yield curve moved up, increasing borrowing cost and decreasing the prices of the bonds held in the futures contracts.

Looking forward, the path of future interest rates and their term structure will continue to drive TUA performance. Increases in rates and/ or further inversions will generally be harmful to performance while decreases in rates accompanied by steepening would be beneficial.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period November 14, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Macro Strategy ETF NAV	-6.97%
Simplify Macro Strategy ETF Market Price	-6.99%
ICE U.S. Treasury 7-10 Year Bond Index	2.45%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.25% and the net expense ratio, after fee waiver, is 0.15%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.15% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception November 14, 2022.

The ICE U.S. Treasury 7-10 Year Bond Index is part of a series of indices intended to assess the U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Simplify Short Term Treasury Futures Strategy ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Stable Income ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Stable Income ETF [Ticker: BUCK]

Since its inception on October 27, 2022, BUCK returned 3.27% vs. the benchmark, Bloomberg 1-3 Month U.S. Treasury Bill Index, return of 3.04%, slightly outperforming the benchmark by 0.23%.

It has been a challenging year for option-selling strategies. Implied Volatility continued to drift lower throughout the year and has recently been hovering around recent historical lows. Further, we experienced, while very short-lived, a few episodes of heightened delivered volatility that negatively impacted the option strategy. Fortunately, the Fund was still able to deliver a small positive return in our option-selling program over the period.

In the next 12 months, we expect the implied volatility to trend closer to their historical long-term average and the option-selling strategy to continue to deliver positive return.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 27, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Stable Income ETF NAV	3.27%
Simplify Stable Income ETF Market Price	2.86%
Bloomberg 1-3 Month U.S. Treasury Bill Index	3.04%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.36% and the net expense ratio is 0.36%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception October 27, 2022.

The Bloomberg 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Tail Risk Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Tail Risk Strategy ETF [Ticker: CYA]

For the year ended June 30, 2023, CYA returned -68.31% vs its referenced benchmark, ICE BofA 3 Month U.S. Treasury Bill Index 4PM, return of 3.62%, underperforming the benchmark by -71.93%.

The Fund’s tail risk hedging strategy underperformed for the period amid the equity market continued to grow without a significant drawdown. The Fund’s updated guidelines of closer to 50% annual budget spend on hedges have been successful in creating payoff profiles more in line with our expectations of a tail risk strategy.

In the next 12 months, we expect CYA to continue to focus on hedges beyond just equity puts, e.g., VIX options, and to create payoff profiles that are also more diversified.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 13, 2021* to June 30, 2023

*	Inception date.

Simplify Tail Risk Strategy ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Tail Risk Strategy ETF NAV	-68.31%	-51.86%
Simplify Tail Risk Strategy ETF Market Price	-68.50%	-52.06%
ICE BofA 3 Month U.S. Treasury Bill Index 4PM	3.62%	2.09%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.09% and the net expense ratio, after fee waiver, is 0.84%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.50% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 13, 2021.

The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify US Equity PLUS Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify US Equity PLUS Convexity ETF [Ticker: SPYC]

For the year ended June 30, 2023, SPYC returned 10.67% vs its benchmark, S&P 500 Index, return of 19.59%, underperforming the benchmark by -8.92%.

The Fund’s underperformance was predominantly due to the challenges experienced during 4Q 2022 on both the downside and upside convexity components, where we aggressively positioned the Fund for a continued drawdown at the expense of spending excess budget. To better control for these challenges, at the end of 4Q 2022 we implemented an updated algorithm to increase the probability of hitting strikes and monetizing by bringing strikes and expiries in, and have set strict budget limits for the option overlay.

In the next 12 months, we expect equity markets to remain in a relatively low volatility environment, where the Fund will hopefully continue to maintain a strong notional coverage with our new options structure.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 3, 2020* to June 30, 2023

*	Inception date.

Simplify US Equity PLUS Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify US Equity PLUS Convexity ETF NAV	10.67%	6.95%
Simplify US Equity PLUS Convexity ETF Market Price	11.05%	7.22%
S&P 500 Index Total Return	19.59%	11.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio, after fee waiver, is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify US Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify US Equity PLUS Downside Convexity ETF [Ticker: SPD]

For the year ended June 30, 2023, SPD returned 5.31% vs its benchmark, S&P 500 Index, return of 19.59%, underperforming the benchmark by -14.28%.

The Fund’s underperformance was predominantly driven by the challenges experienced during 4Q 2022, where we aggressively positioned the Fund for a continued drawdown at the expense of spending excess budget, which ultimately cost the Fund. To better control for these challenges, at the end of 4Q 2022 we implemented an updated algorithm to increase the probability of hitting strikes and monetizing by bringing strikes and expiries in, and have set strict budget limits for the option overlay.

In the next 12 months, we expect equity markets to remain in a relatively low volatility environment, where the Fund will hopefully continue to maintain a strong notional coverage with our new options structure.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 3, 2020* to June 30, 2023

*	Inception date.

Simplify US Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify US Equity PLUS Downside Convexity ETF NAV	5.31%	4.73%
Simplify US Equity PLUS Downside Convexity ETF Market Price	5.16%	4.90%
S&P 500 Index Total Return	19.59%	11.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio, after fee waiver, is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify US Equity PLUS GBTC ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify US Equity PLUS GBTC ETF [Ticker: SPBC]

For the year ended June 30, 2023, SPBC returned 27.69% vs its benchmark, S&P 500 Index, return of 19.59%, outperforming the benchmark by 8.10%.

The Fund outperformed over large cap stocks on the back of the rally in GBTC and the narrowing of its discount to NAV (+59% last 1yr). As stocks’ correlation to bitcoin narrowed in 2023, SPBC has seen its realized volatility decline below 20% and hence offers an improving and effective diversifying complement to a large cap stock portfolio.

Looking forward, our view is that the growth of competitors’ funds will improve the technicals in the sector favorable to SPBC’s return prospects.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period May 24, 2021* to June 30, 2023

*	Inception date.

Simplify US Equity PLUS GBTC ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify US Equity PLUS GBTC ETF NAV	27.69%	3.12%
Simplify US Equity PLUS GBTC ETF Market Price	27.93%	3.51%
S&P 500 Index Total Return	19.59%	11.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.73% and the net expense ratio is 0.73%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 24, 2021.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify US Equity PLUS Upside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify US Equity PLUS Upside Convexity ETF [Ticker: SPUC]

For the year ended June 30, 2023, SPUC returned 16.65% vs its benchmark, S&P 500 Index, return of 19.59%, underperforming the benchmark by -2.94%.

The Fund’s underperformance was predominantly driven by the challenges experienced during 4Q 2022, where the lion’s share of the 3% annual budget was spent to prepare for a potential market rebound at the expense of spending excess budget. To better control for these challenges, at the end of 4Q 2022 we implemented an updated algorithm to increase the probability of hitting strikes and monetizing by bringing strikes and expiries in, and have set strict budget limits for the option overlay. We saw the benefits of this new system already in the first half of 2023, where SPUC outperformed its index benchmark by more than 0.5%.

In the next 12 months, we expect equity markets to remain in a relatively low volatility environment, where the Fund will hopefully continue to maintain a strong notional coverage with our new options structure.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 3, 2020* to June 30, 2023

*	Inception date.

Simplify US Equity PLUS Upside Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify US Equity PLUS Upside Convexity ETF NAV	16.65%	9.40%
Simplify US Equity PLUS Upside Convexity ETF Market Price	17.09%	9.71%
S&P 500 Index Total Return	19.59%	11.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio, after fee waiver, is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25% until at least October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Volt RoboCar Disruption and Tech ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Volt Robocar Disruption and Tech ETF [Ticker: VCAR]

For the year ended June 30, 2023, VCAR returned -0.54% vs its benchmark, S&P 500 Index, return of 19.59%, underperforming the benchmark by -20.13%.

The Fund’s underperformance is due to a steep drop in tech stocks at the end of 2022 and though in 2023 there has been significant recovery, it has not been more than the S&P 500’s performance.

In the next 12 months, the Fund’s performance with relatively high exposure to robocar and technology names could continue to deviate from the broader U.S. market. We are optimistic that the Fund’s exposure to Robocar Disruption and Tech names will prove bullish in light of the significant advancements in Artificial Intelligence and the dramatic change in the technological landscape.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 28, 2020* to June 30, 2023

*	Inception date.

Simplify Volt RoboCar Disruption and Tech ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Volt RoboCar Disruption and Tech ETF NAV	-0.54%	-12.01%
Simplify Volt RoboCar Disruption and Tech ETF Market Price	-0.44%	-11.98%
S&P 500 Index Total Return	19.59%	8.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.95% and the net expense ratio is 0.95%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception December 28, 2020.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Bitcoin Strategy PLUS Income ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Bitcoin Strategy PLUS Income ETF [Ticker: MAXI]

Since its inception on September 29, 2022, MAXI returned 58.15% vs. the benchmark, Nasdaq Bitcoin Reference Price Index, return of 56.48% for the same period, with the income from the option overlay offsetting futures roll costs (currently running -6 to -8% annually).

The strike profile of MAXI’s volatility sales along with effective risk management helped the Fund benefit from higher bitcoin and risk assets. The Fund has also outperformed its ETF competitors which run comparable synthetic bitcoin exposure. The daily return correlation between Bitcoin and large cap stocks was 0.5 in the last 12 months, which highlighted the diversification features of cryptocurrency assets.

In the next 12 months, we expect that MAXI has similar potential to outperform alternative bitcoin-only investment options due to the low level of realized volatility.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 29, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Bitcoin Strategy PLUS Income ETF NAV	58.15%
Simplify Bitcoin Strategy PLUS Income ETF Market Price	60.09%
Nasdaq Bitcoin Reference Price Index	56.48%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.97% and the net expense ratio is 0.97%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 29, 2022.

The Nasdaq Bitcoin Reference Price is designed to measure the performance of Bitcoin and settle risk in this new and emerging asset. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Commodities Strategy No K-1 ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Commodities Strategy No. K-1 ETF [Ticker: HARD]

Since its inception on March 27, 2023, HARD returned -0.86% vs. the benchmark, Bloomberg Commodity Total Return Index, return of -0.86%, matching the performance of the benchmark.

HARD avoided May’s drawdown in the sector and fared better than the broad commodity fund universe, which experienced up to 6% losses. With no continuous price trend in broader commodities since inception, HARD benefited from timely positioning in Soybean oil. Gold and Copper meanwhile were consistent shorts which led to slightly negative commodity risk overall, but the Fund maintained a positive roll yield on account of its negative carry minimization bias. In addition, the realized volatility of the Fund was in the 9-10% annualized range, below that of its benchmark, Bloomberg Commodity Total Return Index.

Looking forward, HARD is well-positioned for a cyclical increase in commodity prices in the near-term, with most of the security set curves currently in backwardation and seasonal tailwinds approaching.

At June 30, 2023, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE
Total Return as of June 30, 2023

Cumulative Total Return*
Simplify Commodities Strategy No. K-1 ETF NAV	-0.86%
Simplify Commodities Strategy No. K-1 ETF Market Price	-0.86%
Bloomberg Commodity Total Return Index	-0.86%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.75%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception March 27, 2023.

Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Macro Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Macro Strategy ETF [Ticker: FIG]

For the year ended June 30, 2023, FIG returned 3.94% vs its benchmark, Bloomberg US EQ: FI 60:40 Index, return of 11.24%, underperforming the benchmark by -7.30%.

The underperformance was predominantly due to poorly timed reduction in equity exposure and the positioning for widening of credit spreads. Both factors created a drag to the Fund’s performance as U.S. equities have rallied strongly in 2023 and credit spreads have narrowed despite rising credit stress manifesting in a surge in corporate bankruptcies over the last six months. We believe both dynamics lack a fundamental basis and are instead being driven by flows into price-insensitive passive strategies.

For the remainder of 2023, FIG is positioned for slowing economic growth and an end to global central bank hiking cycles. The Fund has an oversized allocation to U.S. front-end rates through Simplify’s Short Term Treasury Futures ETF (TUA) and intermediate term rates through Simplify’s Intermediate Term Treasury Futures ETF (TYA). With the Federal Reserve indicating expectations for rate cuts in 2024 and 2025, these funds should contribute to positive performance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 16, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Macro Strategy ETF NAV	3.94%	-1.68%
Simplify Macro Strategy ETF Market Price	4.33%	-1.40%
Bloomberg US EQ:FI 60:40 Index	11.24%	6.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.97% and the net expense ratio, after fee waiver, is 0.72%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.50% at least until October 31, 2023. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 16, 2022.

The Bloomberg US EQ:FI 60:40 Index is designed to measure cross-asset market performance in the US. The index rebalances monthly to 60% equities and 40% fixed income. The equity and fixed income allocation is represented by the Bloomberg US Large Cap Total Return Index and the Bloomberg US Aggregate Bond Index respectively. The Bloomberg US Large Cap Total Return Index is a float market-cap-weighted benchmark of the 500 most highly capitalized US companies. Index performance is based on total returns. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Simplify Macro Strategy ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Managed Futures Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Managed Futures Strategy ETF [Ticker: CTA]

For the year ended June 30, 2023, CTA returned 0.13% vs its benchmark, SocGen CTA Index, return of -0.80%, outperforming the benchmark by 0.93%.

U.S. front-end yield positions drove both sides of the performance, with fund gains as Fed hikes and rhetoric led to higher rates, albeit with a bout of massive yield retracements (8 sigma rally by some measures) on the back of regional bank failures. CTA’s four-part signal generally favored positions in a sustained price trend with positive roll yields during the year.

Looking ahead as the Fed nears the end of its hiking cycle, the prospects for a prevailing trend in commodities and yields are likely to build, which we think would be favorable for momentum strategies and CTA, in particular.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 7, 2022* to June 30, 2023

*	Inception date.

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Managed Futures Strategy ETF NAV	0.13%	6.93%
Simplify Managed Futures Strategy ETF Market Price	-0.69%	5.90%
Societe Generale CTA Index	-0.80%	5.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.75%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception March 7, 2022.

The Societe Generale CTA Index is designed to track the largest 20 (by AUM) CTAs and be representative of the managed futures space. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Volatility Premium ETF

Management’s Discussion of Fund Performance

June 30, 2023 (Unaudited)

Simplify Volatility Premium ETF [Ticker: SVOL]

For the year ended June 30, 2023, SVOL returned 23.14% vs its benchmark, S&P 500 Index, return of 19.59%, outperforming the benchmark by 3.55%.

The Fund’s performance is due to improving equity market conditions resulting in VIX declining from 28.71 to 13.59. The falling VIX caused the prices of VIX futures to decline and VIX futures curve to steepen (Contango). Falling futures prices and favorable futures roll from the steep curve helped SVOL to deliver healthy returns.

In the next 12 months, we expect SVOL to continue to be correlated with the S&P 500 Index with potentially higher return and lower risk due to the persistence of Contango in the VIX curve.

Effective July 1, 2022, SVOL changed its benchmark index from S&P 500® VIX Short-Term Futures Index to the S&P 500 Index Total Return.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 12, 2021* to June 30, 2023

*	Inception date.

Simplify Volatility Premium ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2023 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2023

	One Year	Since Inception*
Simplify Volatility Premium ETF NAV	23.14%	10.92%
Simplify Volatility Premium ETF Market Price	23.30%	10.70%
S&P 500 VIX Short-Term Futures Index	-72.00%	-61.47%
S&P 500 Index Total Return	19.59%	6.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.66% and the net expense ratio is 0.66%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 12, 2021.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

The S&P 500® VIX Short-Term Futures Index utilizes prices of the next two near-term VIX® futures contracts to replicate a position that rolls the nearest month VIX futures to the next month on a daily basis in equal fractional amounts. This results in a constant one-month rolling long position in first and second month VIX futures contracts. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Effective July 1, 2022, SVOL changed its benchmark index from S&P 500® VIX Short-Term Futures Index to the S&P 500 Index Total Return.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Simplify Exchange Traded Funds

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except for Simplify Enhanced Income ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify Interest Rate Hedge ETF, Simplify Market Neutral Equity Long Short ETF, Simplify Stable Income ETF, Simplify US Equity PLUS GBTC ETF, Simplify Volt RoboCar Disruption and Tech ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023, except otherwise noted below, to June 30, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Per $1,000(1)
Simplify Aggregate Bond PLUS Credit Hedge ETF
Actual	$1,000.00	$1,047.50	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Developed Ex-US PLUS Downside Convexity ETF
Actual	$1,000.00	$1,091.70	0.25%	$1.30
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Emerging Markets Equity PLUS Downside Convexity ETF
Actual	$1,000.00	$1,042.70	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Enhanced Income ETF
Actual	$1,000.00	$1,043.10	0.50%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Health Care ETF
Actual	$1,000.00	$1,002.80	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Hedged Equity ETF
Actual	$1,000.00	$1,110.30	0.50%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify High Yield PLUS Credit Hedge ETF
Actual	$1,000.00	$1,047.50	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Interest Rate Hedge ETF
Actual	$1,000.00	$893.80	0.50%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Intermediate Term Treasury Futures Strategy ETF
Actual	$1,000.00	$935.90	0.15%	$0.72
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75
Simplify Market Neutral Equity Long Short ETF
Actual	$1,000.00	$977.10	1.00%	$0.43	(2)
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

Simplify Exchange Traded Funds

Fees and Expenses (Unaudited) (Continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Per $1,000(1)
Simplify Opportunistic Income ETF
Actual	$1,000.00	$1,000.40	0.50%	$0.04	(3)
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Propel Opportunities ETF
Actual	$1,000.00	$950.30	2.50%	$9.48	(4)
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	2.50%	$12.47
Simplify Short Term Treasury Futures Strategy ETF
Actual	$1,000.00	$983.10	0.15%	$0.74
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75
Simplify Stable Income ETF
Actual	$1,000.00	$1,024.80	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
Simplify Tail Risk Strategy ETF
Actual	$1,000.00	$512.30	0.50%	$1.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify US Equity PLUS Convexity ETF
Actual	$1,000.00	$1,159.30	0.25%	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify US Equity PLUS Downside Convexity ETF
Actual	$1,000.00	$1,140.90	0.25%	$1.33
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify US Equity PLUS GBTC ETF
Actual	$1,000.00	$1,293.60	0.50%	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify US Equity PLUS Upside Convexity ETF
Actual	$1,000.00	$1,174.30	0.25%	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Volt RoboCar Disruption and Tech ETF
Actual	$1,000.00	$1,508.80	0.95%	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
Simplify Bitcoin Strategy PLUS Income ETF
Actual	$1,000.00	$1,819.40	0.85%	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	0.85%	$4.27
Simplify Commodities Strategy No K-1 ETF
Actual	$1,000.00	$991.40	0.75%	$1.94	(5)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
Simplify Macro Strategy ETF
Actual	$1,000.00	$1,014.70	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
Simplify Managed Futures Strategy ETF
Actual	$1,000.00	$976.70	0.75%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
Simplify Volatility Premium ETF
Actual	$1,000.00	$1,143.10	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

*	Excludes interest expense and other excluded fees, as defined.
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
(2)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 16 (the number of days in the period June 14, 2023 (commencement of operations) to June 30, 2023), then divided by 365.
(3)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 3 (the number of days in the period June 27, 2023 (commencement of operations) to June 30, 2023), then divided by 365.
(4)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 142 (the number of days in the period February 8, 2023 (commencement of operations) to June 30, 2023), then divided by 365.
(5)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 95 (the number of days in the period March 28, 2023 (commencement of operations) to June 30, 2023), then divided by 365.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 62.2%
iShares Core U.S. Aggregate Bond ETF(a)(b)	9,635	$943,748
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	9,932	1,074,047
iShares iBoxx High Yield Corporate Bond ETF(a)(b)	14,216	1,067,195
iShares MBS ETF(a)(b)	11,427	1,065,739
Schwab US TIPS ETF	20,327	1,065,745
Vanguard Mortgage-Backed Securities ETF	23,100	1,062,369
Vanguard Short-Term Bond ETF	14,153	1,069,542
Total Exchange-Traded Funds (Cost $7,396,601)		7,348,385

	Principal
U.S. Government Obligations – 30.4%
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/2024	$2,700,000	3,450,818
U.S. Treasury Note, 4.25%, 10/15/2025(b)	134,200	132,701
Total U.S. Government Obligations (Cost $3,585,813)		3,583,519

U.S. Treasury Bills – 4.1%
U.S. Treasury Bill, 5.29%, 9/7/2023(c)
(Cost $484,863)	$490,000	485,374

Total Investments – 96.7%
(Cost $11,467,277)		$11,417,278
Other Assets in Excess of Liabilities – 3.3%		395,436
Net Assets – 100.0%		$11,812,714

	Number of Contracts	Notional Amount
Written Options – (0.5)%

Calls – Exchange-Traded – (0.3)%
iShares 20+ Year Treasury Bond ETF, July Strike Price $106, Expires 7/03/23	(110)	$(1,166,000)	$(110)
iShares Core U.S. Aggregate Bond ETF, December Strike Price $104, Expires 12/15/23	(337)	(3,504,800)	(9,267)
iShares iBoxx $ Investment Grade Corporate Bond ETF, July Strike Price $109, Expires 7/21/23	(106)	(1,155,400)	(3,657)
iShares iBoxx High Yield Corporate Bond ETF, September Strike Price $76, Expires 9/15/23	(160)	(1,216,000)	(5,360)
iShares MBS ETF, July Strike Price $95, Expires 7/21/23	(242)	(2,299,000)	(2,420)
U.S. Treasury 10 Year Note, August Strike Price $114, Expires 8/25/23	(31)	(3,534,000)	(16,953)
			(37,767)
Puts – Exchange-Traded – (0.2)%
iShares 20+ Year Treasury Bond ETF, August Strike Price $99, Expires 8/04/23	(116)	(1,148,400)	(5,800)
iShares iBoxx High Yield Corporate Bond ETF, September Strike Price $72, Expires 9/15/23	(160)	(1,152,000)	(5,280)
U.S. Treasury 2 Year Note, July Strike Price $102, Expires 7/21/23	(28)	(5,684,000)	(10,063)
			(21,143)

Total Written Options (Premiums Received $87,097)			$(58,910)

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

(a)	Subject to written put or call options.
(b)	Securities with an aggregate market value of $2,638,655 have been pledged as collateral for options as of June 30, 2023.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	31	$3,480,234	9/20/23	$(28,513)

At June 30, 2023, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund		Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Morgan Stanley Custom Junk Index*	2/15/2024	4.77	%(c)	Morgan Stanley Capital Services LLC	485,679	$(6,081)
Morgan Stanley Custom Quality Index*	2/15/2024	5.47	%(c)	Morgan Stanley Capital Services LLC	(571,095)	8,459
						$2,378

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Alcoa Corp.	(101)	$(3,435)	0.70%
Axalta Coating Systems Ltd.	(152)	(4,971)	1.01%
Chemours Co. (The)	(144)	(5,308)	1.08%
Cleveland-Cliffs, Inc.	(266)	(4,464)	0.90%
Sylvamo Corp.	(51)	(2,078)	0.42%
U.S. Steel Corp.	(161)	(4,016)	0.81%
		(24,272)
Communications
Altice USA, Inc., Class A	(1,617)	(4,883)	0.99%
AT&T, Inc.	(421)	(6,718)	1.36%
Commscope Holding Co., Inc.	(998)	(5,621)	1.14%
Dish Network Corp., Class A	(807)	(5,320)	1.08%
EchoStar Corp, Class A	(72)	(1,251)	0.25%
Lumen Technologies, Inc.	(2,254)	(5,094)	1.03%
Nexstar Media Group, Inc., Class A	(30)	(4,922)	1.00%
Paramount Global, Class B	(316)	(5,025)	1.02%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Communications (continued)
Telephone And Data Systems, Inc.	(646)	$(5,313)	1.08%
Viasat, Inc.	(110)	(4,534)	0.92%
Warner Bros Discovery Inc.	(433)	(5,431)	1.10%
Wayfair Inc, Class A	(46)	(2,977)	0.61%
		(57,089)
Consumer, Cyclical
Alaska Air Group, Inc.	(100)	(5,309)	1.08%
American Airlines Group, Inc.	(306)	(5,488)	1.11%
Aramark	(123)	(5,279)	1.07%
Caesars Entertainment, Inc.	(102)	(5,205)	1.06%
Carnival Corp.	(319)	(6,003)	1.22%
Carvana Co., Class A	(187)	(4,846)	0.98%
Copa Holdings SA, Class A	(19)	(2,100)	0.43%
Core & Main, Inc., Class A	(70)	(2,178)	0.44%
Delta Air Lines, Inc.	(123)	(5,850)	1.19%
Ford Motor Co.	(85)	(1,291)	0.26%
Gap, Inc. (The)	(508)	(4,536)	0.92%
Hanesbrands, Inc.	(963)	(4,374)	0.89%
Jetblue Airways Corp.	(617)	(5,462)	1.11%
Kohl’s Corp.	(187)	(4,309)	0.87%
Lions Gate Entertainment Corp, Class B	(280)	(2,342)	0.47%
Nordstrom Inc.	(226)	(4,620)	0.94%
Norwegian Cruise Line Holdings Ltd.	(258)	(5,626)	1.14%
Penn Entertainment Inc.	(194)	(4,663)	0.95%
PVH Corp.	(48)	(4,050)	0.82%
Qurate Retail, Inc., Series A	(5,381)	(5,326)	1.08%
Resideo Technologies Inc.	(88)	(1,554)	0.31%
RH	(15)	(4,983)	1.01%
Sally Beauty Holdings Inc.	(104)	(1,286)	0.26%
Southwest Airlines Co.	(156)	(5,639)	1.14%
Thor Industries, Inc.	(19)	(1,999)	0.40%
Toll Brothers Inc.	(65)	(5,161)	1.05%
Travel + Leisure Co.	(119)	(4,782)	0.97%
United Airlines Holdings, Inc.	(96)	(5,247)	1.06%
Vroom Inc.	(4,110)	(5,919)	1.20%
Walgreens Boots Alliance, Inc.	(167)	(4,761)	0.97%
		(130,188)
Consumer, Non-cyclical
ADT Inc.	(799)	(4,820)	0.98%
Brookdale Senior Living Inc.	(908)	(3,834)	0.78%
Cardinal Health Inc.	(58)	(5,474)	1.11%
Clarivate PLC	(524)	(4,995)	1.01%
Coty, Inc., Class A	(396)	(4,869)	0.99%
DaVita, Inc.	(52)	(5,178)	1.05%
Exact Sciences Corp.	(39)	(3,651)	0.74%
Grocery Outlet Holding Corp.	(91)	(2,796)	0.57%
Guardant Health, Inc.	(130)	(4,664)	0.94%
Herbalife Ltd.	(397)	(5,258)	1.07%
Ionis Pharmaceuticals Inc.	(74)	(3,049)	0.62%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Jazz Pharmaceuticals PLC	(38)	$(4,742)	0.96%
Kroger Co. (The)	(119)	(5,570)	1.13%
Nektar Therapeutics, Class A	(3,541)	(2,037)	0.41%
Novavax Inc.	(612)	(4,547)	0.92%
Organon & Co.	(241)	(5,022)	1.02%
Pediatrix Medical Group Inc.	(90)	(1,275)	0.26%
Perrigo Co. PLC	(143)	(4,862)	0.99%
Post Holdings, Inc.	(56)	(4,881)	0.99%
Sabre Corp.	(1,389)	(4,432)	0.90%
Stoneco Ltd., Class A	(373)	(4,757)	0.96%
TreeHouse Foods, Inc.	(76)	(3,834)	0.78%
US Foods Holding Corp.	(118)	(5,205)	1.05%
Viatris, Inc.	(514)	(5,127)	1.04%
		(104,879)
Energy
Apa Corp.	(148)	(5,066)	1.03%
Cheniere Energy, Inc.	(34)	(5,106)	1.04%
Equities Corp.	(123)	(5,061)	1.03%
Kosmos Energy Ltd.	(788)	(4,719)	0.96%
Marathon Petroleum Corp.	(49)	(5,734)	1.16%
New Fortress Energy Inc, Class A	(164)	(4,382)	0.89%
NOV Inc.	(293)	(4,701)	0.95%
Occidental Petroleum Corp.	(96)	(5,663)	1.15%
PBF Energy Inc, Class A	(122)	(4,997)	1.01%
Sunrun, Inc.	(246)	(4,387)	0.89%
Valero Energy Corp.	(48)	(5,647)	1.14%
		(55,463)
Financial
Air Lease Corp., Class A	(117)	(4,876)	0.99%
Bread Financial Holdings Inc.	(159)	(5,002)	1.01%
Western Union Co. (The)	(424)	(4,975)	1.01%
		(14,853)
Industrial
Berry Global Group, Inc.	(78)	(5,008)	1.02%
Energizer Holdings Inc.	(146)	(4,896)	0.99%
FedEx Corp.	(24)	(5,863)	1.19%
Fluor Corp.	(83)	(2,459)	0.50%
Gates Industrial Corp. PLC	(252)	(3,400)	0.69%
General Electric Co.	(53)	(5,799)	1.18%
MasTec Inc.	(13)	(1,493)	0.30%
O-I Glass, Inc., Class I	(234)	(4,984)	1.01%
Royal Caribbean Cruises Ltd.	(46)	(4,807)	0.97%
Ryder System, Inc.	(60)	(5,061)	1.03%
Silgan Holdings, Inc.	(46)	(2,165)	0.44%
Spirit Aerosystems Holdings, Inc., Class A	(163)	(4,761)	0.96%
TD SYNNEX Corp.	(50)	(4,669)	0.95%
Vertiv Holdings Co., Class A	(214)	(5,313)	1.08%
Westrock Co.	(175)	(5,085)	1.03%
XPO Inc.	(85)	(4,988)	1.01%
		(70,751)

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Technology
Dell Technologies, Inc., Class C	(98)	$(5,316)	1.08%
Dxc Technology Co.	(182)	(4,854)	0.98%
Fastly Inc, Class A	(279)	(4,395)	0.89%
Kyndryl Holdings Inc.	(319)	(4,237)	0.86%
NCR Corp.	(196)	(4,946)	1.00%
SolarWinds Corp.	(231)	(2,367)	0.48%
Western Digital Corp.	(125)	(4,735)	0.96%
Xerox Holdings Corp.	(321)	(4,784)	0.97%
		(35,634)
Total		$(493,129)	100.00%

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Diversey Holdings Ltd.	689	$5,782	1.00%
International Flavors & Fragrances, Inc.	73	5,782	0.99%
Rpm International, Inc.	68	6,098	1.05%
Sherwin-Williams Co/The	23	6,147	1.06%
		23,809
Communications
Interpublic Group of Cos., Inc. (The)	142	5,489	0.94%
Meta Platforms, Inc., Class A	20	5,881	1.01%
Omnicom Group, Inc.	60	5,748	0.99%
Sirius XM Holdings, Inc.	1,508	6,831	1.18%
		23,949
Consumer, Cyclical
Autozone, Inc.	2	5,766	0.99%
Domino’s Pizza, Inc.	18	5,980	1.03%
Home Depot, Inc. (The)	19	5,940	1.02%
LKQ Corp.	106	6,173	1.06%
Lululemon Athletica Inc.	15	5,713	0.98%
Marriott International, Inc./Md, Class A	33	6,004	1.03%
O’reilly Automotive, Inc.	6	5,948	1.03%
Pool Corp.	16	6,052	1.04%
Tempur Sealy International Inc.	149	5,983	1.03%
Wyndham Hotels & Resorts, Inc.	83	5,667	0.98%
Yum! Brands, Inc.	41	5,748	0.99%
		64,974
Consumer, Non-cyclical
Avery Dennison Corp.	34	5,869	1.01%
Chemed Corp.	11	5,757	0.99%
Cigna Group (The)	21	6,013	1.03%
Colgate-Palmolive Co.	75	5,793	1.00%
CVS Health Corp.	83	5,745	0.99%
Danaher Corp.	24	5,692	0.98%
Elevance Health Inc.	13	5,680	0.98%
Fleetcor Technologies, Inc.	24	5,932	1.02%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Global Payments, Inc.	57	$5,581	0.96%
Grand Canyon Education, Inc.	56	5,831	1.00%
Hershey Co. (The)	22	5,528	0.95%
J M Smucker Co/The	38	5,578	0.96%
Johnson & Johnson	35	5,838	1.00%
Kraft Heinz Co. (The)	157	5,561	0.96%
McKesson Corp.	14	6,169	1.06%
Moody’s Corp.	17	5,765	0.99%
Philip Morris International, Inc.	61	5,951	1.02%
Rollins, Inc.	139	5,940	1.02%
Sotera Health Co.	384	7,234	1.24%
Stryker Corp.	20	5,960	1.03%
Thermo Fisher Scientific Inc.	11	5,631	0.97%
UnitedHealth Group Inc.	12	5,958	1.03%
Verisk Analytics, Inc., Class A	26	5,813	1.00%
		134,819
Energy
Antero Midstream Corp.	526	6,107	1.05%
Oneok, Inc.	95	5,833	1.00%
Texas Pacific Land Corp.	4	5,582	0.96%
		17,522
Financial
Aflac, Inc.	83	5,779	0.99%
American Express Co.	33	5,788	1.00%
American Financial Group, Inc./Oh	50	5,951	1.02%
Arthur J Gallagher & Co.	27	5,936	1.02%
AvalonBay Communities, Inc.	30	5,737	0.99%
Brown & Brown, Inc.	87	6,019	1.04%
Cboe Global Markets, Inc.	42	5,772	0.99%
Credit Acceptance Corp.	11	5,764	0.99%
Discover Financial Services	49	5,755	0.99%
Erie Indemnity Co, Class A	27	5,571	0.96%
Extra Space Storage Inc.	40	5,897	1.02%
First American Financial Corp.	102	5,816	1.00%
Intercontinental Exchange, Inc.	51	5,811	1.00%
Life Storage Inc.	44	5,897	1.01%
OMEGA Healthcare Investors, Inc.	185	5,683	0.98%
OneMain Holdings Inc, Class A	132	5,766	0.99%
Primerica Inc.	30	5,856	1.01%
ProLogis, Inc.	47	5,818	1.00%
Rocket Cos Inc, Class A	619	5,546	0.95%
Synchrony Financial	173	5,858	1.01%
Western Alliance Bancorp	149	5,421	0.93%
		121,441
Industrial
Allegion PLC	49	5,828	1.00%
AMETEK Inc.	37	5,966	1.03%
Amphenol Corp., Class A	71	5,992	1.03%
CH Robinson Worldwide, Inc.	61	5,714	0.98%
Dover Corp.	39	5,798	1.00%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Industrial (continued)
Esab Corp.	88	$5,847	1.01%
Fortune Brands Innovations Inc.	86	6,173	1.06%
Generac Holdings Inc.	47	7,058	1.21%
Mettler-Toledo International Inc.	4	5,669	0.97%
Middleby Corp. (The)	40	5,904	1.02%
Nordson Corp.	24	6,058	1.04%
Pentair PLC	95	6,115	1.05%
Stanley Black & Decker Inc.	63	5,916	1.02%
Trex Co., Inc.	97	6,380	1.10%
		84,418
Technology
Accenture PLC, Class A	18	5,504	0.95%
Black Knight, Inc.	99	5,940	1.02%
Broadridge Financial Solutions, Inc.	36	5,990	1.03%
Cognizant Technology Solutions Corp., Class A	89	5,823	1.00%
Dynatrace Inc.	110	5,678	0.98%
Fidelity National Information Services, Inc.	107	5,845	1.01%
Fiserv, Inc.	48	6,054	1.04%
International Business Machine	42	5,584	0.96%
Intuit, Inc.	13	5,799	1.00%
N-able Inc.	394	5,684	0.98%
Paychex, Inc.	51	5,702	0.98%
Texas Instruments, Inc.	32	5,838	1.00%
Tyler Technologies Inc.	15	6,095	1.05%
Zebra Technologies Corp., Class A	20	6,004	1.03%
		81,540
Utilities
Alliant Energy Corp.	107	5,639	0.97%
Essential Utilities Inc.	139	5,535	0.95%
Eversource Energy	81	5,768	1.00%
NRG Energy, Inc.	168	6,283	1.08%
Xcel Energy Inc.	90	5,582	0.96%
		28,807
Total		$581,279	100.00%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Interest Rate Hedge ETF	$32,075	$755,376	$(772,240)	$(9,463)	$(5,748)	$—	—	$299	$—
Simplify Volatility Premium ETF	—	653,269	(650,773)	(2,496)	—	—	—	6,400	—
	$32,075	$1,408,645	$(1,423,013)	$(11,959)	$(5,748)	$—	—	$6,699	$—

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	62.2%
U.S. Government Obligations	30.4%
U.S. Treasury Bills	4.1%
Total Investments	96.7%
Other Assets in Excess of Liabilities	3.3%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Developed Ex-US PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 99.7%
iShares Core MSCI EAFE ETF(a)(b)
(Cost $17,750,673)	247,877	$16,731,698

	Number of Contracts	Notional Amount
Purchased Options – 0.9%

Puts – Exchange-Traded – 0.9%
iShares MSCI EAFE ETF, July Strike Price $67, Expires 7/21/23	2,247	$15,054,900	14,111
iShares MSCI EAFE ETF, August Strike Price $62, Expires 8/18/23	4,737	29,369,400	46,091
iShares MSCI EAFE ETF, September Strike Price $62, Expires 9/15/23	4,967	30,795,400	85,234
			145,436

Total Purchased Options (Cost $328,192)			145,436

	Shares
Money Market Funds – 1.8%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $305,744)	305,744	305,744

Total Investments – 102.4%
(Cost $18,384,609)		$17,182,878
Liabilities in Excess of Other Assets – (2.4)%		(405,321)
Net Assets – 100.0%		$16,777,557

	Number of Contracts	Notional Amount
Written Options – (0.7)%

Puts – Exchange-Traded – (0.7)%
iShares MSCI EAFE ETF, July Strike Price $64, Expires 7/21/23	(2,247)	$(14,380,800)	$(9,280)
iShares MSCI EAFE ETF, August Strike Price $59, Expires 8/18/23	(4,737)	(27,948,300)	(35,480)
iShares MSCI EAFE ETF, September Strike Price $59, Expires 9/15/23	(4,967)	(29,305,300)	(66,012)
			(110,772)

Total Written Options (Premiums Received $174,748)			$(110,772)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $13,500,000 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify Developed Ex-US PLUS Downside Convexity ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	99.7%
Purchased Options	0.9%
Money Market Funds	1.8%
Total Investments	102.4%
Liabilities in Excess of Other Assets	(2.4)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 99.7%
iShares Core MSCI Emerging Markets ETF(a)(b)
(Cost $4,686,544)	82,141	$4,048,730

	Number of Contracts	Notional Amount
Purchased Options – 0.7%

Puts – Exchange-Traded – 0.7%
iShares MSCI Emerging Markets ETF, July Strike Price $36, Expires 7/21/23	675	$2,430,000	2,761
iShares MSCI Emerging Markets ETF, August Strike Price $34, Expires 8/18/23	1,738	5,909,200	9,715
iShares MSCI Emerging Markets ETF, August Strike Price $35, Expires 8/18/23	72	252,000	512
iShares MSCI Emerging Markets ETF, September Strike Price $34, Expires 9/15/23	1,490	5,066,000	14,304
iShares MSCI Emerging Markets ETF, September Strike Price $35, Expires 9/15/23	135	472,500	1,716
			29,008

Total Purchased Options (Cost $60,667)			29,008

	Shares
Money Market Funds – 0.6%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $25,269)	25,269	25,269

Total Investments – 101.0%
(Cost $4,772,480)		$4,103,007
Liabilities in Excess of Other Assets – (1.0)%		(40,078)
Net Assets – 100.0%		$4,062,929

	Number of Contracts	Notional Amount
Written Options – (0.5)%

Puts – Exchange-Traded – (0.5)%
iShares MSCI Emerging Markets ETF, July Strike Price $34, Expires 7/21/23	(675)	$(2,295,000)	$(1,924)
iShares MSCI Emerging Markets ETF, August Strike Price $32, Expires 8/18/23	(1,810)	(5,792,000)	(7,149)
iShares MSCI Emerging Markets ETF, September Strike Price $32, Expires 9/15/23	(1,625)	(5,200,000)	(10,335)
			(19,408)

Total Written Options (Premiums Received $27,425)			$(19,408)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $3,795,330 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	99.7%
Purchased Options	0.7%
Money Market Funds	0.6%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Enhanced Income ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 98.8%
U.S. Treasury Bill, 4.92%, 8/10/2023(a)	$10,725,500	$10,667,478
U.S. Treasury Bill, 5.10%, 8/15/2023(a)	1,090,000	1,083,301
U.S. Treasury Bill, 5.40%, 10/3/2023(a)	5,730,000	5,654,438
U.S. Treasury Bill, 5.43%, 12/21/2023(a)	8,100,000	7,898,583
Total U.S. Treasury Bills (Cost $25,301,818)		25,303,800

Total Investments – 98.8%
(Cost $25,301,818)		$25,303,800
Other Assets in Excess of Liabilities – 1.2%		306,938
Net Assets – 100.0%		$25,610,738

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	98.8%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Common Stocks – 97.0%
Consumer, Non-cyclical – 93.9%
Abbott Laboratories	21,470	$2,340,659
AbbVie, Inc.	12,814	1,726,430
ACADIA Pharmaceuticals, Inc.*	1,355	32,452
Amedisys, Inc.*	716	65,471
Amgen, Inc.	1,339	297,285
Argenx SE, ADR*	3,073	1,197,640
AtriCure, Inc.*	11,650	575,044
Baxter International, Inc.	5,351	243,792
Becton Dickinson & Co.	5,760	1,520,698
Biogen, Inc.*	2,989	851,417
Bio-Techne Corp.	4,628	377,784
Boston Scientific Corp*	11,812	638,911
Cigna Corp. (The)	6,643	1,864,026
Cooper Cos., Inc. (The)	4,031	1,545,606
Danaher Corp.	644	154,560
Dexcom, Inc.*	17,063	2,192,766
Edwards Lifesciences Corp.*	869	81,973
Eli Lilly & Co.	6,189	2,902,517
Embecta Corp.	703	15,185
Establishment Labs Holdings, Inc.*	12,878	883,560
Exact Sciences Corp*	22,133	2,078,289
Fulcrum Therapeutics, Inc.*	231,296	763,277
Gilead Sciences, Inc.	11,210	863,955
HCA Healthcare, Inc.	719	218,202
Henry Schein, Inc.*	1,780	144,358
Humana, Inc.	626	279,903
IDEXX Laboratories, Inc.*	1,427	716,682
Illumina, Inc.*	440	82,496
Intuitive Surgical, Inc.*	6,113	2,090,279
IQVIA Holdings, Inc.*	1,982	445,494
Johnson & Johnson	23,706	3,923,817
Lantheus Holdings, Inc.*	2,209	185,379
LivaNova PLC*	4,350	223,721
Medtronic PLC	47,519	4,186,424
Merck & Co Inc.	3,797	438,136
Penumbra, Inc.*	3,479	1,196,985
Pfizer Inc.	1,337	49,041
QuidelOrtho Corp.*	3,918	324,645
Regeneron Pharmaceuticals, Inc.*	3,719	2,672,250
Revvity, Inc.	2,422	287,709
Sanofi, ADR	80,813	4,355,821
Stryker Corp.	4,484	1,368,024
Syndax Pharmaceuticals, Inc.*	12,809	268,092
Tenet Healthcare Corp.*	10,617	864,011
Thermo Fisher Scientific Inc.	3,258	1,699,861
UnitedHealth Group Inc.	997	479,198
Vertex Pharmaceuticals, Inc.*	7,491	2,636,158
Zimmer Biomet Holdings Inc.	19,488	2,837,453

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Zoetis, Inc.	1,443	$248,499
		55,435,935
Industrial – 2.8%
Agilent Technologies, Inc.	837	100,649
PureCycle Technologies, Inc.*	143,490	1,533,908
		1,634,557
Technology – 0.3%
Veeva Systems Inc, Class A*	979	193,578
Total Common Stocks (Cost $55,608,332)		57,264,070

Money Market Funds – 0.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(a)
(Cost $179,500)	179,500	179,500

Total Investments – 97.3%
(Cost $55,787,832)		$57,443,570
Other Assets in Excess of Liabilities – 2.7%		1,620,451
Net Assets – 100.0%		$59,064,021

*	Non Income Producing
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.
ADR:	American Depositary Receipt

Summary of Investment Type

Industry	% of Net Assets
Common Stocks	97.0%
Money Market Funds	0.3%
Total Investments	97.3%
Other Assets in Excess of Liabilities	2.7%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 102.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $100,435,110)	245,008	$109,202,515

	Number of Contracts	Notional Amount
Purchased Options – 0.3%

Puts – Exchange-Traded – 0.3%
S&P 500 Index, July Strike Price $3,920, Expires 7/21/23	82	$32,144,000	15,785
S&P 500 Index, August Strike Price $3,965, Expires 8/18/23	83	32,909,500	65,570
S&P 500 Index, September Strike Price $4,210, Expires 9/15/23	79	33,259,000	274,130
			355,485

Total Purchased Options (Cost $1,346,178)			355,485

	Shares
Money Market Funds – 0.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $368,970)	368,970	368,970

Total Investments – 102.9%
(Cost $102,150,258)		$109,926,970
Liabilities in Excess of Other Assets – (2.9)%		(3,129,775)
Net Assets – 100.0%		$106,797,195

	Number of Contracts	Notional Amount
Written Options – (2.6)%

Calls – Exchange-Traded – (2.5)%
S&P 500 Index, July Strike Price $4,310, Expires 7/21/23	(82)	$(35,342,000)	$(1,265,260)
S&P 500 Index, August Strike Price $4,360, Expires 8/18/23	(83)	(36,188,000)	(1,211,800)
S&P 500 Index, September Strike Price $4,650, Expires 9/15/23	(79)	(36,735,000)	(203,425)
			(2,680,485)
Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $3,300, Expires 7/21/23	(82)	(27,060,000)	(3,690)
S&P 500 Index, August Strike Price $3,340, Expires 8/18/23	(83)	(27,722,000)	(15,148)
S&P 500 Index, September Strike Price $3,550, Expires 9/15/23	(79)	(28,045,000)	(48,980)
			(67,818)

Total Written Options (Premiums Received $1,524,896)			$(2,748,303)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $4,457,100 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	102.3%
Purchased Options	0.3%
Money Market Funds	0.3%
Total Investments	102.9%
Liabilities in Excess of Other Assets	(2.9)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 99.8%
U.S. Treasury Bill, 4.90%, 8/8/2023(a)	$2,700,000	$2,686,169
U.S. Treasury Bill, 4.92%, 8/10/2023(a)(b)	23,200,000	23,074,495
U.S. Treasury Bill, 5.33%, 10/3/2023(a)	19,660,000	19,400,742
Total U.S. Treasury Bills (Cost $45,154,089)		45,161,406

	Number of Contracts	Notional Amount
Purchased Options – 0.1%

Puts – Exchange-Traded – 0.1%
S&P 500 Index, July Strike Price $3,855, Expires 7/21/23	8	3,084,000	1,340
S&P 500 Index, August Strike Price $3,720, Expires 8/18/23	33	12,276,000	13,530
S&P 500 Index, September Strike Price $3,720, Expires 9/15/23	20	7,440,000	18,100
			32,970

Total Purchased Options (Cost $85,818)			32,970

Total Investments – 99.9%
(Cost $45,239,907)			$45,194,376
Other Assets in Excess of Liabilities – 0.1%			46,171
Net Assets – 100.0%			$45,240,547

	Number of Contracts	Notional Amount
Written Options – (0.0)%†

Puts – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $3,650, Expires 7/21/23	(8)	$(2,920,000)	$(860)
S&P 500 Index, August Strike Price $3,500, Expires 8/18/23	(33)	(11,550,000)	(8,498)
S&P 500 Index, September Strike Price $3,500, Expires 9/15/23	(20)	(7,000,000)	(11,500)
			(20,858)

Total Written Options (Premiums Received $51,992)			$(20,858)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $22,975,029 have been pledged as collateral for options as of June 30, 2023.

At June 30, 2023, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund		Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
iShares iBoxx $ High Yield Corporate Bond ETF	3/17/2025	4.17	%(c)	Morgan Stanley Capital Services LLC	(44,788,715)	$(97,715)
Morgan Stanley Custom Junk Index*	2/15/2024	4.77	%(c)	Morgan Stanley Capital Services LLC	12,903,872	(163,946)
Morgan Stanley Custom Quality Index*	2/15/2024	5.47	%(c)	Morgan Stanley Capital Services LLC	(14,027,276)	213,294
						$(48,367)

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Alcoa Corp.	(2,689)	$(91,254)	0.70%
Axalta Coating Systems Ltd.	(4,026)	(132,088)	1.01%
Chemours Co. (The)	(3,823)	(141,019)	1.08%
Cleveland-Cliffs, Inc.	(7,077)	(118,606)	0.90%
Sylvamo Corp.	(1,365)	(55,208)	0.42%
U.S. Steel Corp.	(4,266)	(106,690)	0.81%
		(644,865)
Communications
Altice USA, Inc., Class A	(42,964)	(129,752)	0.99%
AT&T, Inc.	(11,190)	(178,480)	1.36%
Commscope Holding Co., Inc.	(26,527)	(149,345)	1.14%
Dish Network Corp., Class A	(21,448)	(141,345)	1.08%
EchoStar Corp, Class A	(1,916)	(33,229)	0.25%
Lumen Technologies, Inc.	(59,891)	(135,353)	1.03%
Nexstar Media Group, Inc., Class A	(785)	(130,767)	1.00%
Paramount Global, Class B	(8,391)	(133,502)	1.02%
Telephone And Data Systems, Inc.	(17,152)	(141,161)	1.08%
Viasat, Inc.	(2,919)	(120,456)	0.92%
Warner Bros Discovery Inc.	(11,507)	(144,292)	1.10%
Wayfair Inc, Class A	(1,217)	(79,110)	0.61%
		(1,516,792)
Consumer, Cyclical
Alaska Air Group, Inc.	(2,652)	(141,041)	1.08%
American Airlines Group, Inc.	(8,127)	(145,804)	1.11%
Aramark	(3,258)	(140,262)	1.07%
Caesars Entertainment, Inc.	(2,713)	(138,293)	1.06%
Carnival Corp.	(8,470)	(159,496)	1.22%
Carvana Co., Class A	(4,967)	(128,756)	0.98%
Copa Holdings SA, Class A	(505)	(55,798)	0.43%
Core & Main, Inc., Class A	(1,847)	(57,870)	0.44%
Delta Air Lines, Inc.	(3,269)	(155,427)	1.19%
Ford Motor Co.	(2,267)	(34,302)	0.26%
Gap, Inc. (The)	(13,496)	(120,515)	0.92%
Hanesbrands, Inc.	(25,596)	(116,205)	0.89%
Jetblue Airways Corp.	(16,380)	(145,128)	1.11%
Kohl’s Corp.	(4,967)	(114,493)	0.87%
Lions Gate Entertainment Corp, Class B	(7,452)	(62,224)	0.47%
Nordstrom Inc.	(5,997)	(122,758)	0.94%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Cyclical (continued)
Norwegian Cruise Line Holdings Ltd.	(6,866)	$(149,469)	1.14%
Penn Entertainment Inc.	(5,156)	(123,901)	0.95%
PVH Corp.	(1,266)	(107,608)	0.82%
Qurate Retail, Inc., Series A	(142,954)	(141,496)	1.08%
Resideo Technologies Inc.	(2,337)	(41,274)	0.31%
RH	(402)	(132,387)	1.01%
Sally Beauty Holdings Inc.	(2,767)	(34,172)	0.26%
Southwest Airlines Co.	(4,137)	(149,816)	1.14%
Thor Industries, Inc.	(513)	(53,109)	0.40%
Toll Brothers Inc.	(1,734)	(137,127)	1.05%
Travel + Leisure Co.	(3,149)	(127,042)	0.97%
United Airlines Holdings, Inc.	(2,541)	(139,413)	1.06%
Vroom Inc.	(109,201)	(157,250)	1.20%
Walgreens Boots Alliance, Inc.	(4,440)	(126,505)	0.97%
		(3,458,941)
Consumer, Non-cyclical
ADT Inc.	(21,238)	(128,068)	0.98%
Brookdale Senior Living Inc.	(24,136)	(101,854)	0.78%
Cardinal Health Inc.	(1,538)	(145,449)	1.11%
Clarivate PLC	(13,925)	(132,709)	1.01%
Coty, Inc., Class A	(10,525)	(129,357)	0.99%
DaVita, Inc.	(1,369)	(137,587)	1.05%
Exact Sciences Corp.	(1,033)	(96,993)	0.74%
Grocery Outlet Holding Corp.	(2,427)	(74,289)	0.57%
Guardant Health, Inc.	(3,461)	(123,911)	0.94%
Herbalife Ltd.	(10,551)	(139,693)	1.07%
Ionis Pharmaceuticals Inc.	(1,974)	(81,002)	0.62%
Jazz Pharmaceuticals PLC	(1,016)	(126,000)	0.96%
Kroger Co. (The)	(3,149)	(147,984)	1.13%
Nektar Therapeutics, Class A	(94,071)	(54,110)	0.41%
Novavax Inc.	(16,258)	(120,799)	0.92%
Organon & Co.	(6,412)	(133,427)	1.02%
Pediatrix Medical Group Inc.	(2,384)	(33,881)	0.26%
Perrigo Co. PLC	(3,805)	(129,177)	0.99%
Post Holdings, Inc.	(1,497)	(129,694)	0.99%
Sabre Corp.	(36,913)	(117,753)	0.90%
Stoneco Ltd., Class A	(9,920)	(126,379)	0.96%
TreeHouse Foods, Inc.	(2,022)	(101,864)	0.78%
US Foods Holding Corp.	(3,143)	(138,302)	1.05%
Viatris, Inc.	(13,649)	(136,220)	1.04%
		(2,786,502)
Energy
Apa Corp.	(3,939)	(134,593)	1.03%
Cheniere Energy, Inc.	(890)	(135,653)	1.04%
Equities Corp.	(3,269)	(134,474)	1.03%
Kosmos Energy Ltd.	(20,933)	(125,389)	0.96%
Marathon Petroleum Corp.	(1,306)	(152,336)	1.16%
New Fortress Energy Inc, Class A	(4,348)	(116,433)	0.89%
NOV Inc.	(7,787)	(124,899)	0.95%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Energy (continued)
Occidental Petroleum Corp.	(2,559)	$(150,451)	1.15%
PBF Energy Inc, Class A	(3,243)	(132,760)	1.01%
Sunrun, Inc.	(6,526)	(116,554)	0.89%
Valero Energy Corp.	(1,279)	(150,035)	1.14%
		(1,473,577)
Financial
Air Lease Corp., Class A	(3,096)	(129,556)	0.99%
Bread Financial Holdings Inc.	(4,234)	(132,904)	1.01%
Western Union Co. (The)	(11,268)	(132,168)	1.01%
		(394,628)
Industrial
Berry Global Group, Inc.	(2,068)	(133,068)	1.02%
Energizer Holdings Inc.	(3,874)	(130,073)	0.99%
FedEx Corp.	(628)	(155,771)	1.19%
Fluor Corp.	(2,207)	(65,336)	0.50%
Gates Industrial Corp. PLC	(6,701)	(90,325)	0.69%
General Electric Co.	(1,403)	(154,066)	1.18%
MasTec Inc.	(336)	(39,661)	0.30%
O-I Glass, Inc., Class I	(6,208)	(132,407)	1.01%
Royal Caribbean Cruises Ltd.	(1,231)	(127,729)	0.97%
Ryder System, Inc.	(1,586)	(134,467)	1.03%
Silgan Holdings, Inc.	(1,227)	(57,532)	0.44%
Spirit Aerosystems Holdings, Inc., Class A	(4,333)	(126,491)	0.96%
TD SYNNEX Corp.	(1,320)	(124,040)	0.95%
Vertiv Holdings Co., Class A	(5,699)	(141,157)	1.08%
Westrock Co.	(4,648)	(135,116)	1.03%
XPO Inc.	(2,246)	(132,537)	1.01%
		(1,879,776)
Technology
Dell Technologies, Inc., Class C	(2,610)	(141,248)	1.08%
Dxc Technology Co.	(4,826)	(128,954)	0.98%
Fastly Inc, Class A	(7,403)	(116,753)	0.89%
Kyndryl Holdings Inc.	(8,477)	(112,570)	0.86%
NCR Corp.	(5,215)	(131,406)	1.00%
SolarWinds Corp.	(6,129)	(62,879)	0.48%
Western Digital Corp.	(3,317)	(125,813)	0.96%
Xerox Holdings Corp.	(8,537)	(127,114)	0.97%
		(946,737)
Total		$(13,101,818)	100.00%

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Diversey Holdings Ltd.	16,927	$142,021	1.00%
International Flavors & Fragrances, Inc.	1,784	142,012	0.99%
Rpm International, Inc.	1,669	149,798	1.05%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Basic Materials (continued)
Sherwin-Williams Co/The	569	$150,978	1.06%
		584,809
Communications
Interpublic Group of Cos., Inc. (The)	3,495	134,827	0.94%
Meta Platforms, Inc., Class A	503	144,444	1.01%
Omnicom Group, Inc.	1,484	141,184	0.99%
Sirius XM Holdings, Inc.	37,037	167,777	1.18%
		588,232
Consumer, Cyclical
Autozone, Inc.	57	141,624	0.99%
Domino’s Pizza, Inc.	436	146,877	1.03%
Home Depot, Inc. (The)	470	145,900	1.02%
LKQ Corp.	2,602	151,609	1.06%
Lululemon Athletica Inc.	371	140,321	0.98%
Marriott International, Inc./Md, Class A	803	147,480	1.03%
O’reilly Automotive, Inc.	153	146,105	1.03%
Pool Corp.	397	148,648	1.04%
Tempur Sealy International Inc.	3,667	146,949	1.03%
Wyndham Hotels & Resorts, Inc.	2,030	139,192	0.98%
Yum! Brands, Inc.	1,019	141,189	0.99%
		1,595,894
Consumer, Non-cyclical
Avery Dennison Corp.	839	144,142	1.01%
Chemed Corp.	261	141,413	0.99%
Cigna Group (The)	526	147,700	1.03%
Colgate-Palmolive Co.	1,847	142,295	1.00%
CVS Health Corp.	2,041	141,096	0.99%
Danaher Corp.	583	139,807	0.98%
Elevance Health Inc.	314	139,515	0.98%
Fleetcor Technologies, Inc.	580	145,699	1.02%
Global Payments, Inc.	1,391	137,079	0.96%
Grand Canyon Education, Inc.	1,388	143,211	1.00%
Hershey Co. (The)	544	135,783	0.95%
J M Smucker Co/The	928	137,017	0.96%
Johnson & Johnson	866	143,402	1.00%
Kraft Heinz Co. (The)	3,847	136,581	0.96%
McKesson Corp.	355	151,510	1.06%
Moody’s Corp.	407	141,611	0.99%
Philip Morris International, Inc.	1,497	146,179	1.02%
Rollins, Inc.	3,407	145,906	1.02%
Sotera Health Co.	9,432	177,692	1.24%
Stryker Corp.	480	146,381	1.03%
Thermo Fisher Scientific Inc.	265	138,310	0.97%
UnitedHealth Group Inc.	304	146,343	1.03%
Verisk Analytics, Inc., Class A	632	142,774	1.00%
		3,311,446

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Energy
Antero Midstream Corp.	12,931	$149,998	1.05%
Oneok, Inc.	2,321	143,267	1.00%
Texas Pacific Land Corp.	104	137,103	0.96%
		430,368
Financial
Aflac, Inc.	2,033	141,933	0.99%
American Express Co.	816	142,170	1.00%
American Financial Group, Inc./Oh	1,231	146,159	1.02%
Arthur J Gallagher & Co.	664	145,796	1.02%
AvalonBay Communities, Inc.	745	140,913	0.99%
Brown & Brown, Inc.	2,148	147,843	1.04%
Cboe Global Markets, Inc.	1,027	141,780	0.99%
Credit Acceptance Corp.	279	141,570	0.99%
Discover Financial Services	1,210	141,356	0.99%
Erie Indemnity Co, Class A	652	136,835	0.96%
Extra Space Storage Inc.	973	144,839	1.02%
First American Financial Corp.	2,505	142,854	1.00%
Intercontinental Exchange, Inc.	1,262	142,735	1.00%
Life Storage Inc.	1,089	144,836	1.01%
OMEGA Healthcare Investors, Inc.	4,548	139,578	0.98%
OneMain Holdings Inc, Class A	3,242	141,625	0.99%
Primerica Inc.	727	143,822	1.01%
ProLogis, Inc.	1,165	142,912	1.00%
Rocket Cos Inc, Class A	15,204	136,226	0.95%
Synchrony Financial	4,242	143,888	1.01%
Western Alliance Bancorp	3,651	133,162	0.93%
		2,982,832
Industrial
Allegion PLC	1,193	143,140	1.00%
AMETEK Inc.	905	146,541	1.03%
Amphenol Corp., Class A	1,733	147,188	1.03%
CH Robinson Worldwide, Inc.	1,488	140,349	0.98%
Dover Corp.	964	142,401	1.00%
Esab Corp.	2,158	143,621	1.01%
Fortune Brands Innovations Inc.	2,107	151,630	1.06%
Generac Holdings Inc.	1,162	173,354	1.21%
Mettler-Toledo International Inc.	106	139,235	0.97%
Middleby Corp. (The)	981	145,010	1.02%
Nordson Corp.	600	148,807	1.04%
Pentair PLC	2,325	150,199	1.05%
Stanley Black & Decker Inc.	1,551	145,310	1.02%
Trex Co., Inc.	2,390	156,694	1.10%
		2,073,479
Technology
Accenture PLC, Class A	438	135,196	0.95%
Black Knight, Inc.	2,443	145,907	1.02%
Broadridge Financial Solutions, Inc.	888	147,119	1.03%
Cognizant Technology Solutions Corp., Class A	2,191	143,035	1.00%
Dynatrace Inc.	2,710	139,467	0.98%
Fidelity National Information Services, Inc.	2,624	143,558	1.01%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Technology (continued)
Fiserv, Inc.	1,179	$148,688	1.04%
International Business Machine	1,025	137,147	0.96%
Intuit, Inc.	311	142,436	1.00%
N-able Inc.	9,689	139,623	0.98%
Paychex, Inc.	1,252	140,049	0.98%
Texas Instruments, Inc.	797	143,389	1.00%
Tyler Technologies Inc.	359	149,713	1.05%
Zebra Technologies Corp., Class A	499	147,475	1.03%
		2,002,802
Utilities
Alliant Energy Corp.	2,639	138,500	0.97%
Essential Utilities Inc.	3,407	135,958	0.95%
Eversource Energy	1,998	141,672	1.00%
NRG Energy, Inc.	4,127	154,316	1.08%
Xcel Energy Inc.	2,205	137,110	0.96%
		707,556
Total		$14,277,418	100.00%

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	99.8%
Purchased Options	0.1%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 54.5%
U.S. Treasury Bill, 5.29%, 9/7/2023(a)	$20,700,000	$20,504,581
U.S. Treasury Bill, 5.33%, 10/3/2023(a)	99,500,000	98,187,885
Total U.S. Treasury Bills (Cost $118,650,917)		118,692,466

U.S. Government Obligations – 46.3%
U.S. Treasury Note, 4.25%, 10/15/2025(b)
(Cost $101,390,191)	$102,000,000	100,860,468

	Notional Amount
Purchased Swaptions – (3.0)%

Puts – Over the Counter – (3.0)%
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Bank of America NA)	230,000,000	3,753,432
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/11/29 (counterparty: Bank of America NA)	20,000,000	(388,707)
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of SOFR, Expires 5/10/30 (counterparty: Bank of America NA)	260,000,000	(1,044,762)
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Goldman Sachs International)	160,000,000	531,050
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/11/29 (counterparty: Goldman Sachs International)	370,000,000	(7,981,485)
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of SOFR, Expires 5/10/30 (counterparty: Goldman Sachs International)	530,000,000	(2,620,845)
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Morgan Stanley Capital Services LLC)	620,000,000	3,384,467
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of SOFR, Expires 5/10/30 (counterparty: Morgan Stanley Capital Services LLC)	530,000,000	(2,210,656)
		(6,577,506)

Total Purchased Swaptions (Cost $0)		(6,577,506)

Total Investments – 97.8%
(Cost $220,041,108)		$212,975,428
Other Assets in Excess of Liabilities – 2.2%		4,880,292
Net Assets – 100.0%		$217,855,720

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $20,860,937 have been pledged as collateral for purchased swaptions as of June 30, 2023.

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2023

At June 30, 2023, interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
2.11%	1 day SOFR	Annual/Annual	Morgan Stanley Capital Services LLC	May 15, 2048	10,000	$1,195	$0	$1,195

Summary of Investment Type

% of
Industry	Net Assets
U.S. Treasury Bills	54.5%
U.S. Government Obligations	46.3%
Purchased Swaptions	(3.0)%
Total Investments	97.8%
Other Assets in Excess of Liabilities	2.2%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Intermediate Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 99.3%
U.S. Treasury Bill, 4.97%, 8/10/2023(a)	$12,150,000	$12,084,456
U.S. Treasury Bill, 5.10%, 8/15/2023(a)	4,750,000	4,720,989
U.S. Treasury Bill, 5.28%, 8/29/2023(a)	8,900,000	8,827,346
U.S. Treasury Bill, 5.37%, 10/3/2023(a)	27,700,000	27,334,717
Total U.S. Treasury Bills (Cost $52,956,407)		52,967,508

	Shares
Money Market Funds – 0.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(b)
(Cost $207,470)	207,470	207,470

Total Investments – 99.7%
(Cost $53,163,877)		$53,174,978
Other Assets in Excess of Liabilities – 0.3%		165,619
Net Assets – 100.0%		$53,340,597

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	1,595	$179,063,672	9/20/23	$(2,602,668)

Summary of Investment Type

% of
Industry	Net Assets
U.S. Treasury Bills	99.3%
Money Market Funds	0.4%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 101.5%
U.S. Treasury Bill, 5.15%, 8/8/2023(a)	$875,000	$870,518
U.S. Treasury Bill, 5.25%, 10/3/2023(a)	3,515,000	3,468,647
Total U.S. Treasury Bills (Cost $4,338,348)		4,339,165

Total Investments – 101.5%
(Cost $4,338,348)		$4,339,165
Liabilities in Excess of Other Assets – (1.5)%		(64,362)
Net Assets – 100.0%		$4,274,803

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2023, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund		Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Morgan Stanley Custom Global Short Equity Index basket*	7/1/2024	4.79	%(c)	Morgan Stanley Capital Services LLC	8,689,869	$6,117
Morgan Stanley Custom Global Long Equity Index basket*	7/1/2024	5.43	%(c)	Morgan Stanley Capital Services LLC	(8,664,697)	(12,006)
						$(5,889)

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Global Short Equity Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Ecolab, Inc.	(361)	$(67,438)	0.77%
Freeport-McMoRan, Inc.	(1,134)	(45,339)	0.52%
Ivanhoe Mines Ltd., Class A	(6,280)	(57,421)	0.65%
Wheaton Precious Metals Corp.	(1,123)	(48,632)	0.55%
		(218,830)
Communications
Charter Communications Inc, Class A	(35)	(13,001)	0.15%
Delivery Hero Se, 144A	(1,971)	(86,897)	0.99%
Dentsu Group, Inc.	(1,958)	(63,917)	0.73%
Grab Holdings Ltd., Class A	(5,293)	(18,149)	0.21%
Hakuhodo Dy Holdings, Inc.	(2,068)	(21,659)	0.25%
Just Eat Takeaway.Com NV, 144A	(1,294)	(19,824)	0.23%
Liberty Media Corp.-Liberty Formula One, Class C	(1,127)	(84,781)	0.96%
Liberty Media Corp.-Liberty Siriusxm, Class C	(2,698)	(88,278)	1.00%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Communications (continued)
Pinterest Inc, Class A	(336)	$(9,177)	0.10%
Prosus NV	(426)	(31,223)	0.35%
Publicis Groupe SA	(171)	(13,679)	0.16%
Roku, Inc., Class A	(253)	(16,161)	0.18%
Snap Inc, Class A	(2,157)	(25,528)	0.29%
Softbank Group Corp.	(1,747)	(81,952)	0.93%
Telecom Italia Spa/Milano	(45,136)	(12,700)	0.14%
T-Mobile US, Inc.	(624)	(86,651)	0.99%
Uber Technologies, Inc.	(277)	(11,959)	0.14%
Verizon Communications, Inc.	(852)	(31,663)	0.36%
Vivendi Se	(1,561)	(14,325)	0.16%
Walt Disney Co. (The)	(833)	(74,327)	0.85%
Warner Bros Discovery Inc.	(872)	(10,934)	0.12%
Zillow Group Inc, Class C	(255)	(12,820)	0.15%
		(829,605)
Consumer, Cyclical
Carnival Corp.	(745)	(14,031)	0.16%
Flutter Entertainment PLC	(323)	(64,915)	0.74%
Hasbro, Inc.	(792)	(51,264)	0.58%
Japan Airlines Co. Ltd.	(596)	(12,880)	0.15%
Porsche Automobil Holding Se	(1,181)	(71,079)	0.81%
Sands China Ltd.	(11,288)	(38,444)	0.44%
Seb SA	(185)	(19,076)	0.22%
Sekisui Chemical Co. Ltd.	(709)	(10,173)	0.11%
Swatch Group AG (The)	(295)	(85,947)	0.98%
Toyota Industries Corp.	(1,105)	(78,514)	0.89%
Yamaha Corp.	(1,542)	(58,796)	0.67%
		(505,119)
Consumer, Non-cyclical
AEON Co. Ltd.	(3,046)	(62,060)	0.71%
Alnylam Pharmaceuticals Inc.	(46)	(8,697)	0.10%
Altria Group, Inc.	(603)	(27,314)	0.31%
Associated British Foods PLC	(349)	(8,845)	0.10%
Bachem Holding AG, Class B	(104)	(9,069)	0.10%
Becton Dickinson & Co.	(252)	(66,439)	0.76%
BIO-RAD Laboratories, Inc., Class A	(44)	(16,637)	0.19%
Block, Inc.	(169)	(11,255)	0.13%
Boston Scientific Corp.	(1,500)	(81,131)	0.92%
British American Tobacco PLC	(277)	(9,186)	0.10%
Campbell Soup Co.	(1,124)	(51,345)	0.58%
Catalent, Inc.	(1,650)	(71,523)	0.81%
Chocoladefabriken Lindt & Spruengli AG	(1)	(8,422)	0.10%
Church & Dwight Co Inc.	(89)	(8,891)	0.10%
Clarivate PLC	(6,288)	(59,904)	0.68%
Coca-Cola Europacific Partners PLC	(957)	(61,622)	0.70%
DAI Nippon Printing Co. Ltd.	(790)	(22,325)	0.25%
Eisai Co. Ltd.	(1,104)	(74,319)	0.85%
Element Fleet Management Corp.	(597)	(9,111)	0.10%
Equifax, Inc.	(371)	(87,228)	0.99%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Essilorluxottica SA	(320)	$(60,254)	0.69%
Exact Sciences Corp.	(868)	(81,497)	0.93%
Fisher & Paykel Healthcare Corp. Ltd.	(578)	(8,686)	0.10%
Fleetcor Technologies, Inc.	(34)	(8,629)	0.10%
Fresenius Medical Care AG & Co. KGAA	(1,792)	(85,612)	0.97%
Grifols SA	(3,688)	(47,250)	0.54%
Haleon PLC	(18,897)	(77,408)	0.88%
Hikma Pharmaceuticals PLC	(1,320)	(31,721)	0.36%
Hormel Foods Corp.	(1,941)	(78,035)	0.89%
J Sainsbury PLC	(2,506)	(8,568)	0.10%
Jde Peet’s NV	(297)	(8,841)	0.10%
Kyowa Kirin Co. Ltd.	(4,213)	(77,730)	0.89%
Lonza Group AG	(143)	(85,002)	0.97%
Merck & Co Inc.	(85)	(9,841)	0.11%
Merck KGAA	(150)	(24,882)	0.28%
Nexi SpA, 144A	(2,955)	(23,164)	0.26%
Ocado Group PLC	(6,262)	(45,214)	0.51%
Pfizer Inc.	(513)	(18,815)	0.21%
Quest Diagnostics, Inc.	(107)	(15,048)	0.17%
Rentokil Initial PLC	(9,611)	(75,131)	0.86%
S&p Global, Inc.	(175)	(70,296)	0.80%
Siemens Healthineers AG, 144A	(211)	(11,969)	0.14%
Stryker Corp.	(28)	(8,505)	0.10%
Teva Pharmaceutical Industries Ltd., ADR	(1,586)	(11,938)	0.14%
Toast Inc, Class A	(653)	(14,734)	0.17%
UCB SA	(576)	(51,010)	0.58%
Wise PLC, Class A	(5,736)	(47,915)	0.55%
Zimmer Biomet Holdings Inc.	(86)	(12,481)	0.14%
		(1,855,499)
Energy
Baker Hughes Co., Class A	(295)	(9,324)	0.11%
Corp. Acciona Energias Renovables SA	(212)	(7,068)	0.08%
Halliburton Co.	(1,441)	(47,536)	0.54%
Kinder Morgan Inc.	(533)	(9,179)	0.11%
Oneok, Inc.	(134)	(8,263)	0.09%
Schlumberger NV	(1,233)	(60,524)	0.69%
Teck Resources Ltd., Class B	(228)	(9,619)	0.11%
		(151,513)
Financial
Admiral Group PLC	(395)	(10,442)	0.12%
Apollo Global Management, Inc.	(95)	(7,320)	0.08%
AvalonBay Communities, Inc.	(332)	(62,907)	0.72%
Azrieli Group Ltd.	(222)	(12,433)	0.14%
Baloise Holding AG	(183)	(26,822)	0.31%
Bank of Montreal	(88)	(7,926)	0.09%
Bank of New York Mellon Corp. (The)	(168)	(7,461)	0.09%
Bank of Nova Scotia (The)	(442)	(22,147)	0.25%
Banque Cantonale Vaudoise	(288)	(30,457)	0.35%
Boston Properties, Inc.	(197)	(11,366)	0.13%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Financial (continued)
Canadian Imperial Bank of Commerce	(731)	$(31,259)	0.36%
Charles Schwab Corp. (The)	(126)	(7,126)	0.08%
Chiba Bank Ltd. (The)	(8,242)	(49,883)	0.57%
Citigroup, Inc.	(167)	(7,669)	0.09%
Citizens Financial Group, Inc.	(2,607)	(67,964)	0.77%
Commerzbank AG	(781)	(8,651)	0.10%
Covivio SA/France	(186)	(8,745)	0.10%
Deutsche Boerse AG	(378)	(69,751)	0.79%
Equinix, Inc.	(31)	(24,460)	0.28%
Fastighets AB Balder, Class B	(3,019)	(11,020)	0.13%
Fifth Third Bancorp	(3,123)	(81,830)	0.93%
First Horizon Corp.	(1,275)	(14,363)	0.16%
Gecina SA	(82)	(8,745)	0.10%
GPT Group (The)	(18,434)	(50,874)	0.58%
Hang Lung Properties Ltd.	(13,767)	(21,250)	0.24%
Huntington Bancshares, Inc./Oh	(7,646)	(82,391)	0.94%
Intercontinental Exchange, Inc.	(638)	(72,126)	0.82%
Invesco Ltd.	(3,745)	(62,934)	0.72%
Iron Mountain, Inc.	(420)	(23,840)	0.27%
Japan Post Bank Co. Ltd.	(8,683)	(67,599)	0.77%
Julius Baer Group Ltd.	(393)	(24,728)	0.28%
KBC Group NV	(545)	(38,047)	0.43%
KeyCorp.	(8,726)	(80,593)	0.92%
Klepierre SA	(3,118)	(77,324)	0.88%
Leg Immobilien Se	(772)	(44,380)	0.51%
London Stock Exchange Group PLC	(699)	(74,339)	0.85%
M&T Bank Corp.	(67)	(8,307)	0.09%
Markel Group, Inc.	(9)	(12,140)	0.14%
MetLife, Inc.	(134)	(7,560)	0.09%
Mirvac Group, Class REIT	(47,087)	(70,941)	0.81%
Mitsubishi Estate Co. Ltd.	(788)	(9,333)	0.11%
Mizuho Financial Group, Inc.	(5,267)	(80,222)	0.91%
National Bank of Canada	(477)	(35,599)	0.41%
Nippon Building Fund, Inc., Class REIT	(19)	(73,276)	0.83%
Nn Group NV	(317)	(11,734)	0.13%
Northern Trust Corp.	(99)	(7,355)	0.08%
PNC Financial Services Group, Inc. (The)	(454)	(57,183)	0.65%
QBE Insurance Group Ltd.	(8,434)	(88,098)	1.00%
Regions Financial Corp.	(829)	(14,774)	0.17%
Resona Holdings, Inc.	(15,163)	(72,494)	0.83%
Royal Bank of Canada	(87)	(8,289)	0.09%
Sampo OYJ, Class A	(631)	(28,297)	0.32%
Segro PLC	(6,164)	(56,159)	0.64%
Standard Chartered PLC	(1,060)	(9,201)	0.10%
Sumitomo Mitsui Financial Group, Inc.	(208)	(8,882)	0.10%
Sun Life Financial, Inc.	(797)	(41,591)	0.47%
Swedbank AB, Class A	(539)	(9,086)	0.10%
Swire Properties Ltd.	(3,389)	(8,326)	0.10%
T&D Holdings, Inc.	(5,917)	(86,283)	0.98%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Financial (continued)
Tmx Group Ltd.	(1,272)	$(28,644)	0.33%
Toronto-Dominion Bank (The)	(1,133)	(70,325)	0.80%
Truist Financial Corp.	(791)	(23,991)	0.27%
US Bancorp	(276)	(9,111)	0.10%
Vicinity Ltd.	(7,278)	(8,951)	0.10%
Vonovia Se	(569)	(11,109)	0.13%
Washington H Soul Pattinson & Co. Ltd.	(638)	(13,522)	0.15%
Webster Financial Corp.	(1,730)	(65,272)	0.74%
Welltower, Inc.	(111)	(8,994)	0.10%
Wharf Real Estate Investment Co. Ltd.	(6,505)	(32,487)	0.37%
Willis Towers Watson PLC	(290)	(68,244)	0.78%
Zurich Insurance Group AG	(25)	(11,755)	0.13%
		(2,468,707)
Industrial
Alstom SA	(1,856)	(55,328)	0.63%
Ball Corp.	(165)	(9,628)	0.11%
Canadian Pacific Kansas City Ltd.	(1,054)	(85,251)	0.97%
Carlisle Cos., Inc.	(201)	(51,650)	0.59%
Cellnex Telecom SA, 144A	(2,174)	(87,763)	1.00%
Central Japan Railway Co.	(139)	(17,386)	0.20%
Fortive Corp.	(1,177)	(87,969)	1.00%
Generac Holdings Inc.	(118)	(17,603)	0.20%
Hitachi Ltd.	(474)	(29,181)	0.33%
Holcim AG	(1,034)	(69,528)	0.79%
Ibiden Co. Ltd.	(1,216)	(68,211)	0.78%
Martin Marietta Materials, Inc.	(180)	(83,166)	0.95%
Nordson Corp.	(235)	(58,330)	0.67%
Obayashi Corp.	(9,670)	(83,316)	0.95%
Old Dominion Freight Line, Inc.	(153)	(56,546)	0.64%
Schneider Electric Se	(300)	(54,530)	0.62%
Svenska Cellulosa AB Sca, Class B	(1,988)	(25,333)	0.29%
Taisei Corp.	(2,484)	(86,385)	0.98%
Tfi International, Inc.	(662)	(75,466)	0.86%
Toro Co. (The)	(392)	(39,859)	0.45%
Trimble, Inc.	(1,013)	(53,609)	0.61%
		(1,196,038)
Technology
Analog Devices, Inc.	(42)	(8,177)	0.09%
Bentley Systems Inc, Class B	(1,284)	(69,625)	0.79%
Bill Holdings, Inc.	(733)	(85,590)	0.97%
Black Knight, Inc.	(1,468)	(87,624)	1.00%
Ceridian Hcm Holding, Inc.	(263)	(17,590)	0.20%
Computershare Ltd.	(4,326)	(67,420)	0.77%
Cyberark Software Ltd.	(69)	(10,714)	0.12%
Fiserv, Inc.	(76)	(9,589)	0.11%
Ricoh Co. Ltd.	(2,794)	(23,657)	0.27%
ROBLOX Corp, Class A	(436)	(17,552)	0.20%
Roper Technologies, Inc.	(133)	(63,791)	0.73%
Sage Group PLC (The)	(803)	(9,438)	0.11%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Technology (continued)
Snowflake Inc, Class A	(53)	$(9,382)	0.11%
Square Enix Holdings Co. Ltd.	(528)	(24,476)	0.28%
SS&C Technologies Holdings Inc.	(416)	(25,191)	0.29%
Take-Two Interactive Software, Inc.	(582)	(85,652)	0.97%
Teleperformance	(447)	(74,828)	0.85%
Twilio Inc, Class A	(177)	(11,225)	0.13%
Zebra Technologies Corp., Class A	(58)	(17,015)	0.19%
		(718,536)
Utilities
Alliant Energy Corp.	(1,182)	(62,005)	0.71%
American Water Works Co Inc.	(79)	(11,315)	0.13%
Atmos Energy Corp.	(275)	(31,992)	0.36%
Bkw AG	(209)	(36,889)	0.42%
CMS Energy Corp.	(323)	(18,988)	0.22%
Constellation Energy Corp.	(119)	(10,904)	0.12%
Dominion Energy Inc.	(627)	(32,445)	0.37%
Duke Energy Corp.	(876)	(78,612)	0.89%
Edison International	(103)	(7,148)	0.08%
Endesa SA	(328)	(7,033)	0.08%
Entergy Corp.	(276)	(26,837)	0.31%
Essential Utilities Inc.	(694)	(27,702)	0.32%
Eversource Energy	(109)	(7,699)	0.09%
Exelon Corp.	(673)	(27,412)	0.31%
Fortis, Inc./Canada	(525)	(22,659)	0.26%
Hydro One Ltd., 144A	(289)	(8,269)	0.09%
National Grid PLC	(1,119)	(14,795)	0.17%
Nextera Energy, Inc.	(1,179)	(87,414)	1.00%
Orsted As, 144A	(214)	(20,248)	0.23%
PG&E Corp.	(964)	(16,653)	0.19%
Public Service Enterprise Group Inc.	(1,255)	(78,557)	0.89%
Southern Co. (The)	(1,194)	(83,818)	0.95%
Wec Energy Group, Inc.	(758)	(66,825)	0.76%
Xcel Energy Inc.	(883)	(54,855)	0.62%
		(841,074)
Total		$(8,784,921)	100.00%

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Global Long Equity Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Arcelormittal SA	3,145	$85,552	0.98%
BASF Se	397	19,257	0.22%
CF Industries Holdings, Inc.	370	25,682	0.29%
Clariant AG	2,665	38,463	0.44%
Endeavour Mining PLC	1,691	40,521	0.46%
Icl Group Ltd.	8,014	43,386	0.49%
JFE Holdings, Inc.	863	12,253	0.14%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Basic Materials (continued)
Mosaic Co. (The)	1,742	$60,922	0.70%
Nippon Steel Corp.	362	7,529	0.09%
Novozymes A/S, Class B	231	10,752	0.12%
Shin-Etsu Chemical Co. Ltd.	766	25,303	0.29%
Smurfit Kappa Group PLC	1,388	46,241	0.53%
South32 Ltd.	3,616	9,063	0.10%
Steel Dynamics, Inc.	122	13,228	0.15%
		438,152
Communications
Amazon.com, Inc.	61	7,949	0.09%
Arista Networks, Inc.	66	10,635	0.12%
Booking Holdings, Inc.	4	11,141	0.13%
Chewy, Inc., Class A	1,953	77,060	0.88%
Cisco Systems, Inc.	167	8,642	0.10%
Etsy, Inc.	220	18,601	0.21%
F5 Inc.	58	8,471	0.10%
FactSet Research Systems, Inc.	28	11,287	0.13%
Interpublic Group of Cos., Inc. (The)	1,783	68,769	0.78%
Juniper Networks Inc.	2,626	82,238	0.94%
Mercadolibre, Inc.	56	66,211	0.76%
Monotaro Co. Ltd.	5,426	68,494	0.78%
Motorola Solutions, Inc.	223	65,420	0.75%
Omnicom Group, Inc.	599	56,981	0.65%
Spark New Zealand Ltd.	3,523	11,003	0.12%
		572,902
Consumer, Cyclical
Alimentation Couche-Tard, Inc.	1,308	67,103	0.77%
Aristocrat Leisure Ltd.	2,070	53,343	0.61%
Autozone, Inc.	9	22,434	0.26%
Barratt Developments PLC	13,044	68,549	0.78%
Bath & Body Works Inc.	2,295	86,013	0.98%
Bayerische Motoren Werke AG	473	58,042	0.66%
Bridgestone Corp.	2,000	81,583	0.93%
Continental AG	116	8,763	0.10%
Darden Restaurants, Inc.	48	8,069	0.09%
Delta Air Lines, Inc.	1,098	52,179	0.60%
Dick’s Sporting Goods, Inc.	581	76,816	0.88%
Dollarama, Inc.	988	66,982	0.77%
Domino’s Pizza, Inc.	52	17,358	0.20%
Evolution AB, 144A	669	84,706	0.97%
Fast Retailing Co. Ltd.	331	84,218	0.96%
Ferguson PLC	157	24,631	0.28%
Ferrari NV	52	17,087	0.20%
Gildan Activewear, Inc., Class A	238	7,691	0.09%
Hermes International	13	29,144	0.33%
Hilton Worldwide Holdings Inc.	225	32,672	0.37%
Isuzu Motors Ltd.	4,880	58,804	0.67%
Koito Manufacturing Co. Ltd.	425	7,631	0.09%
Lear Corp.	206	29,617	0.34%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Cyclical (continued)
Lululemon Athletica Inc.	222	$84,009	0.96%
Magna International, Inc.	1,451	82,009	0.94%
Marriott International, Inc./Md, Class A	179	32,777	0.37%
MGM Resorts International	986	43,260	0.49%
NGK Insulators Ltd.	3,133	37,182	0.42%
Nike, Inc., Class B	675	74,455	0.85%
Nissan Motor Co. Ltd.	12,988	52,902	0.60%
Open House Group Co. Ltd.	1,385	49,547	0.57%
O’reilly Automotive, Inc.	92	88,025	1.01%
Persimmon PLC	3,934	51,279	0.59%
Pultegroup, Inc.	263	20,432	0.23%
Qantas Airways Ltd.	4,666	19,280	0.22%
Ross Stores, Inc.	72	8,124	0.09%
Sekisui House Ltd.	345	6,946	0.08%
Target Corp.	298	39,327	0.45%
Taylor Wimpey PLC	39,946	52,164	0.60%
Tractor Supply Co.	382	84,490	0.97%
Volvo AB, Class B	564	11,663	0.13%
Wesfarmers Ltd.	355	11,685	0.13%
Whirlpool Corp.	96	14,284	0.16%
Wynn Resorts Ltd.	109	11,517	0.13%
		1,918,792
Consumer, Non-cyclical
Adecco Group AG	1,987	64,882	0.74%
Automatic Data Processing, Inc.	381	83,631	0.95%
Bio-Techne Corp.	102	8,341	0.10%
Cardinal Health Inc.	925	87,452	1.00%
Charles River Laboratories International Inc.	55	11,644	0.13%
Ck Hutchison Holdings Ltd.	11,548	70,472	0.80%
Coca-Cola Hbc AG	2,453	73,096	0.83%
DENTSPLY Sirona, Inc.	629	25,166	0.29%
Empire Co. Ltd., Class Common Subscription Receipt	709	20,155	0.23%
Essity AB, Class B	3,295	87,702	1.00%
Gartner, Inc.	182	63,728	0.73%
George Weston Ltd.	556	65,824	0.75%
Getinge AB, Class B	501	8,775	0.10%
Hershey Co. (The)	343	85,522	0.98%
Hologic, Inc.	368	29,758	0.34%
Incyte Corp.	936	58,263	0.67%
Johnson & Johnson	147	24,378	0.28%
Kirin Holdings Co. Ltd.	3,378	49,152	0.56%
Kobe Bussan Co. Ltd.	2,472	63,781	0.73%
Lamb Weston Holdings, Inc.	704	80,856	0.92%
Lifco AB, Class B	1,230	26,726	0.31%
Loblaw Cos. Ltd.	292	26,725	0.31%
Metro, Inc./CN, Class A	1,556	87,950	1.00%
Nippon Shinyaku Co. Ltd.	176	7,149	0.08%
Nisshin Seifun Group, Inc.	1,418	17,473	0.20%
NOVO Nordisk A/S, Class B	175	28,145	0.32%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Orion OYJ, Class B	820	$34,017	0.39%
Paylocity Holding Corp.	377	69,510	0.79%
Persol Holdings Co. Ltd.	2,980	53,425	0.61%
Reckitt Benckiser Group PLC	200	15,046	0.17%
ResMed Inc.	381	83,199	0.95%
Robert Half International, Inc.	119	8,913	0.10%
Shionogi & Co. Ltd.	334	14,060	0.16%
Tesco PLC	22,657	71,526	0.82%
Unicharm Corp.	303	11,220	0.13%
Unilever PLC, ADR	1,388	72,266	0.83%
Verisk Analytics, Inc., Class A	35	7,879	0.09%
Waters Corp.	299	79,716	0.91%
Yakult Honsha Co. Ltd.	507	31,996	0.37%
		1,809,519
Diversified
Jardine Matheson Holdings Ltd.	203	10,290	0.12%

Energy
Ampol Ltd.	2,215	44,204	0.50%
Apa Corp.	1,796	61,329	0.70%
BP PLC	2,242	13,063	0.15%
Coterra Energy, Inc.	2,413	61,006	0.70%
Eneos Holdings, Inc.	10,854	37,160	0.42%
Enphase Energy, Inc.	127	21,233	0.24%
Hf Sinclair Corp.	507	22,594	0.26%
Idemitsu Kosan Co. Ltd.	790	15,791	0.18%
Neste OYJ	1,798	69,201	0.79%
Shell PLC	2,226	66,260	0.76%
Valero Energy Corp.	81	9,464	0.11%
		421,305
Financial
Allstate Corp. (The)	765	83,361	0.95%
American Financial Group, Inc./Oh	104	12,390	0.14%
Assurant, Inc.	94	11,834	0.13%
Camden Property Trust	73	7,973	0.09%
Cincinnati Financial Corp.	835	81,184	0.93%
Credit Agricole SA	6,875	81,567	0.93%
Erie Indemnity Co, Class A	316	66,333	0.76%
Fairfax Financial Holdings Ltd.	74	55,680	0.64%
Firstservice Corp.	229	35,276	0.40%
Hargreaves Lansdown PLC	1,044	10,821	0.12%
Healthpeak Properties Inc.	1,422	28,572	0.33%
Host Hotels & Resorts, Inc., Class REIT	4,661	78,396	0.90%
Kinnevik AB, Class B	827	11,460	0.13%
Natwest Group PLC	2,875	8,800	0.10%
Onex Corp.	437	24,168	0.28%
Tradeweb Markets, Inc., Class A	138	9,426	0.11%
		607,241

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Industrial
ACS Actividades de Construccion y Servicios SA	1,013	$35,557	0.41%
ALFA Laval AB	747	27,227	0.31%
Amcor PLC	769	7,666	0.09%
AP Moller - Maersk A/S, Class A	27	47,221	0.54%
AP Moller - Maersk A/S, Class B	47	81,722	0.93%
Beijer Ref AB, Class B	3,486	44,474	0.51%
Builders FirstSource, Inc.	59	8,029	0.09%
Ccl Industries, Inc., Class B	235	11,570	0.13%
Crown Holdings Inc.	272	23,584	0.27%
Dhl Group	1,646	80,346	0.92%
Eiffage SA	613	63,960	0.73%
Fanuc Corp.	1,892	65,927	0.75%
Garmin Ltd.	561	58,485	0.67%
General Electric Co.	83	9,090	0.10%
Hoya Corp.	77	9,091	0.10%
Indutrade AB	482	10,846	0.12%
James Hardie Industries PLC	2,655	70,343	0.80%
KEIO Corp.	761	23,850	0.27%
Keysight Technologies, Inc.	129	21,580	0.25%
Komatsu Ltd.	887	23,831	0.27%
Kone OYJ, Class B	1,638	85,498	0.98%
Lixil Corp.	1,863	23,530	0.27%
Masco Corp.	383	21,954	0.25%
Mettler-Toledo International Inc.	58	75,849	0.87%
Mohawk Industries, Inc.	156	16,067	0.18%
Nibe Industrier AB, Class B	8,946	84,937	0.97%
Nippon Express Holdings, Inc.	1,334	74,872	0.86%
Orica Ltd.	3,093	30,568	0.35%
Owens Corning	542	70,692	0.81%
Packaging Corp. of America	60	7,958	0.09%
Rockwool A/S, Class B	55	14,127	0.16%
Saab AB, Class B	1,049	56,721	0.65%
Schindler Holding AG	53	12,314	0.14%
Sensata Technologies Holding PLC	197	8,866	0.10%
Siemens AG	116	19,300	0.22%
Skanska AB, Class B	521	7,299	0.08%
SKF AB, Class B	1,851	32,192	0.37%
Smiths Group PLC	2,489	51,999	0.60%
Toshiba Corp.	2,131	66,649	0.76%
Toto Ltd.	798	23,898	0.27%
Xylem, Inc./NY	76	8,571	0.10%
		1,518,260
Technology
Accenture PLC, Class A	30	9,386	0.11%
Akamai Technologies Inc.	253	22,683	0.26%
Applied Materials, Inc.	605	87,354	1.00%
Atlassian Corp., Class A	60	10,090	0.11%
Bechtle AG	503	19,938	0.23%
Capcom Co. Ltd.	1,307	51,563	0.59%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value	% of basket
Common Stocks (continued)
Technology (continued)
Crowdstrike Holdings, Inc., Class A	362	$53,207	0.61%
Dropbox Inc, Class A	3,267	87,072	0.99%
Epam Systems, Inc.	44	9,934	0.11%
HP, Inc.	2,448	75,141	0.86%
KLA Corp.	32	15,674	0.18%
Lam Research Corp.	73	47,006	0.54%
Monolithic Power Systems, Inc.	21	11,503	0.13%
MSCI, Inc., Class A	21	9,698	0.11%
Netapp, Inc.	116	8,867	0.10%
NVIDIA Corp.	54	23,015	0.26%
OBIC Co. Ltd.	49	7,742	0.09%
Paychex, Inc.	560	62,660	0.71%
Paycom Software, Inc.	120	38,513	0.44%
Qorvo, Inc.	83	8,449	0.10%
QWALCOMM, Inc.	721	85,735	0.98%
Seagate Technology Holdings PLC	185	11,450	0.13%
Texas Instruments, Inc.	230	41,399	0.47%
Tokyo Electron Ltd.	448	63,750	0.73%
Veeva Systems Inc, Class A	116	22,918	0.26%
Wisetech Global Ltd.	591	31,412	0.36%
Zoom Video Communications, Inc., Class A	309	20,987	0.24%
		937,146
Utilities
ENEL SpA	9,191	61,865	0.71%
Origin Energy Ltd.	11,271	63,181	0.72%
Osaka Gas Co. Ltd.	4,621	70,646	0.81%
Tokyo Electric Power Co. Holdings, Inc.	18,505	67,545	0.77%
UGI Corp.	3,167	85,370	0.97%
Veolia Environnement SA	2,763	87,292	1.00%
Vistra Corp.	3,279	86,031	0.98%
		521,930
Total		$8,755,537	100.00%

Summary of Investment Type

% of
Industry	Net Assets
U.S. Treasury Bills	101.5%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Opportunistic Income ETF
Schedule of Investments
June 30, 2023

	Principal	Value
U.S. Treasury Bills – 93.8%
U.S. Treasury Bill, 5.19%, 8/10/2023(a)	$17,450,000	$17,355,600
U.S. Treasury Bill, 5.22%, 9/7/2023(a)	18,000,000	17,830,071
Total U.S. Treasury Bills (Cost $35,177,828)		35,185,671

Corporate Bonds – 1.6%

Consumer, Cyclical – 1.1%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC, 10.93%, (6-Month US LIBOR + 5.63%), 10/15/2026, 144A(b)(c)	400,000	389,742

Financial – 0.5%
Coinbase Global, Inc., 3.38%, 10/1/2028, 144A(c)	300,000	200,926
Total Corporate Bonds (Cost $592,000)		590,668

Total Investments – 95.4%
(Cost $35,769,828)		$35,776,339
Other Assets in Excess of Liabilities – 4.6%		1,739,564
Net Assets – 100.0%		$37,515,903

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $590,668, which represents 1.6% of net assets as of June 30, 2023.

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	93.8%
Corporate Bonds	1.6%
Total Investments	95.4%
Other Assets in Excess of Liabilities	4.6%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Propel Opportunities ETF
Schedule of Investments
 June 30, 2023

	Shares	Value
Common Stocks – 70.5%
Communications – 1.5%
Telesat Corp.*	160,781	$1,514,557

Consumer, Non-cyclical – 44.4%
Adaptimmune Therapeutics PLC, ADR*	150,000	138,750
Agios Pharmaceuticals, Inc.*	5,792	164,029
Akero Therapeutics, Inc.*	59,777	2,790,988
Allogene Therapeutics, Inc.*	245,000	1,217,650
Annexon, Inc.*	653,483	2,300,260
Applied Therapeutics, Inc.*	2,382,621	3,049,755
ATAI Life Sciences NV*	140,000	240,800
Athira Pharma, Inc.*	1,492,792	4,403,736
Avidity Biosciences, Inc.*	125,000	1,386,250
Chinook Therapeutics, Inc.*	25,000	960,500
Cybin, Inc.*	500,000	189,000
Eiger BioPharmaceuticals, Inc.*	1,099,653	774,156
Fulcrum Therapeutics, Inc.*	465,000	1,534,500
Heron Therapeutics, Inc.*	281,590	326,644
Kura Oncology, Inc.*	80,000	846,400
Kymera Therapeutics, Inc.*	10,532	242,131
Madrigal Pharmaceuticals, Inc.*	14,294	3,301,914
Marinus Pharmaceuticals, Inc.*	150,000	1,629,000
Mirum Pharmaceuticals, Inc.*	70,000	1,810,900
Phathom Pharmaceuticals, Inc.*	237,935	3,407,229
Replimune Group, Inc.*	150,000	3,483,000
Sage Therapeutics, Inc.*	50,030	2,352,411
Seres Therapeutics, Inc.*	550,626	2,637,499
Stoke Therapeutics, Inc.*	122,796	1,305,322
Sutro Biopharma, Inc.*	120,000	558,000
TScan Therapeutics, Inc.*	1,046,916	2,617,290
X4 Pharmaceuticals, Inc.*	400,000	776,000
		44,444,114
Energy – 24.6%
Plains All American Pipeline LP	650,000	9,165,000
Plains GP Holdings LP, Class A*	1,045,097	15,498,788
		24,663,788
Total Common Stocks (Cost $74,148,764)		70,622,459

Exchange-Traded Funds – 24.3%
BlackRock Ultra Short-Term Bond ETF	41,833	2,104,200
iShares 0-5 Year Investment Grade Corporate Bond ETF	43,571	2,100,558
iShares Floating Rate Bond ETF	31,437	1,597,629
iShares iBonds Dec 2023 Term Corporate ETF	83,187	2,103,799
iShares iBonds Dec 2024 Term Corporate ETF	85,442	2,103,582
iShares iBoxx $ Investment Grade Corporate Bond ETF	19,505	2,109,270
iShares MBS ETF	22,400	2,089,136
JPMorgan Ultra-Short Income ETF	31,942	1,601,572
SPDR Bloomberg Investment Grade Floating Rate ETF	75,068	2,303,837
SPDR Portfolio Short Term Corporate Bond ETF	71,380	2,101,427
Vanguard Mortgage-Backed Securities ETF	45,528	2,093,833

See Notes to Financial Statements.

Simplify Propel Opportunities ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value
Exchange-Traded Funds (continued)
Vanguard Short-Term Bond ETF	27,712	$2,094,196
Total Exchange-Traded Funds (Cost $24,400,354)		24,403,039

	Principal
Corporate Bonds – 1.7%

Communications – 1.7%
Telesat Canada / Telesat LLC, 5.63%, 12/6/2026, 144A(a)	2,000,000	1,236,060
Telesat Canada / Telesat LLC, 6.50%, 10/15/2027, 144A(a)	1,124,000	457,508
Total Corporate Bonds (Cost $1,630,926)		1,693,568

	Shares
Closed-End Funds – 1.2%
Kayne Anderson Energy Infrastructure Fund
(Cost $1,318,886)	147,033	1,196,848

Money Market Funds – 3.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(b)
(Cost $3,276,908)	3,276,908	3,276,908

Total Investments – 101.0%
(Cost $104,775,838)		$101,192,822
Liabilities in Excess of Other Assets – (1.0)%		(1,021,162)
Net Assets – 100.0%		$100,171,660

*	Non Income Producing
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $1,693,568, which represents 1.7% of net assets as of June 30, 2023.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
ADR:	American Depositary Receipt

Summary of Investment Type

Industry	% of Net Assets
Common Stocks	70.5%
Exchange-Traded Funds	24.3%
Corporate Bonds	1.7%
Closed-End Funds	1.2%
Money Market Funds	3.3%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Short Term Treasury Futures Strategy ETF
Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 98.5%
U.S. Treasury Bill, 4.97%, 8/10/2023(a)	$108,000,000	$107,417,592
U.S. Treasury Bill, 5.10%, 8/15/2023(a)	6,400,000	6,362,505
U.S. Treasury Bill, 5.28%, 8/29/2023(a)	15,300,000	15,175,100
U.S. Treasury Bill, 5.40%, 10/3/2023(a)	402,600,000	397,290,877
Total U.S. Treasury Bills (Cost $526,129,145)		526,246,074

Total Investments – 98.5%
(Cost $526,129,145)		$526,246,074
Other Assets in Excess of Liabilities – 1.5%		8,020,626
Net Assets – 100.0%		$534,266,700

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	14,145	$2,876,297,344	9/29/23	$(23,297,280)

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	98.5%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Stable Income ETF

Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 99.1%
U.S. Treasury Bill, 4.79%, 7/6/2023(a)	$10,460,000	$10,455,689
U.S. Treasury Bill, 5.24%, 8/15/2023(a)	1,250,000	1,242,317
U.S. Treasury Bill, 5.29%, 9/7/2023(a)	2,603,000	2,578,426
Total U.S. Treasury Bills (Cost $14,272,686)		14,276,432

Total Investments – 99.1%
(Cost $14,272,686)		$14,276,432
Other Assets in Excess of Liabilities – 0.9%		133,078
Net Assets – 100.0%		$14,409,510

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	99.1%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Tail Risk Strategy ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 92.6%
Simplify Aggregate Bond Plus Credit Hedge ETF(a)(b)(c)	250,356	$5,636,540
Simplify Enhanced Income ETF(a)(c)	111,389	2,786,953
Simplify High Yield PLUS Credit Hedge ETF(a)(c)	42,196	921,231
Simplify Interest Rate Hedge ETF(a)(c)	52,883	3,319,995
Simplify Stable Income ETF(a)(c)	112,062	2,808,274
Total Exchange-Traded Funds (Cost $15,482,498)		15,472,993

	Number of Contracts	Notional Amount
Purchased Options – 15.7%

Calls – Exchange-Traded – 1.3%
CBOE Volatility Index, July Strike Price $20, Expires 7/19/23	2,083	$4,166,000	60,407
CBOE Volatility Index, August Strike Price $16, Expires 8/16/23	870	1,392,000	163,995
			224,402
Puts – Exchange-Traded – 14.4%
Invesco QQQ TrustSM, Series 1, July Strike Price $360, Expires 7/03/23	1,420	51,120,000	1,420
Invesco QQQ TrustSM, Series 1, July Strike Price $330, Expires 7/21/23	520	17,160,000	12,740
Invesco QQQ TrustSM, Series 1, September Strike Price $350, Expires 9/15/23	987	34,545,000	500,902
S&P 500 Index, July Strike Price $4,200, Expires 7/03/23	273	114,660,000	1,365
S&P 500 Index, July Strike Price $4,430, Expires 7/06/23	80	35,440,000	69,040
S&P 500 Index, July Strike Price $3,855, Expires 7/21/23	305	117,577,500	51,088
S&P 500 Index, July Strike Price $3,900, Expires 7/21/23	283	110,370,000	53,770
S&P 500 Index, August Strike Price $3,720, Expires 8/18/23	1,057	393,204,000	433,370
S&P 500 Index, August Strike Price $3,800, Expires 8/31/23	247	93,860,000	188,955
S&P 500 Index, September Strike Price $3,720, Expires 9/15/23	627	233,244,000	567,435
S&P 500 Index, September Strike Price $4,000, Expires 9/15/23	280	112,000,000	522,200
			2,402,285

Total Purchased Options (Cost $7,816,096)			2,626,687

	Shares
Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(d)
(Cost $33,778)	33,778	33,778

Total Investments – 108.5%
(Cost $23,332,372)		$18,133,458
Liabilities in Excess of Other Assets – (8.5)%		(1,425,928)
Net Assets – 100.0%		$16,707,530

	Number of Contracts	Notional Amount
Written Options – (8.5)%

Calls – Exchange-Traded – (2.2)%
Invesco QQQ TrustSM, Series 1, July Strike Price $368, Expires 7/21/23	(520)	$(19,136,000)	$(361,400)

Puts – Exchange-Traded – (6.3)%
Invesco QQQ TrustSM, Series 1, July Strike Price $350, Expires 7/03/23	(1,420)	(49,700,000)	(1,420)

See Notes to Financial Statements.

Simplify Tail Risk Strategy ETF

Schedule of Investments (Continued)

June 30, 2023

	Number of Contracts	Notional Amount	Value
Invesco QQQ TrustSM, Series 1, September Strike Price $330, Expires 9/15/23	(987)	$(32,571,000)	$(240,828)
S&P 500 Index, July Strike Price $3,650, Expires 7/21/23	(305)	(111,325,000)	(32,787)
S&P 500 Index, July Strike Price $3,780, Expires 7/21/23	(130)	(49,140,000)	(18,850)
S&P 500 Index, August Strike Price $3,500, Expires 8/18/23	(1,057)	(369,950,000)	(272,178)
S&P 500 Index, August Strike Price $3,650, Expires 8/31/23	(247)	(90,155,000)	(132,145)
S&P 500 Index, September Strike Price $3,500, Expires 9/15/23	(627)	(219,450,000)	(360,525)
			(1,058,733)

Total Written Options (Premiums Received $3,876,224)			$(1,420,133)

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $10,167,363 have been pledged as collateral for options as of June 30, 2023.
(d)	Rate shown reflects the 7-day yield as of June 30, 2023.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Aggregate Bond Plus Credit Hedge ETF	$—	$7,818,390	$(2,041,753)	$(52,803)	$(87,294)	$5,636,540	250,356	$144,025	$—
Simplify Enhanced Income ETF	—	3,951,435	(1,150,812)	1,003	(14,673)	2,786,953	111,389	86,528	—
Simplify High Yield PLUS Credit Hedge ETF	27,016,073	5,956,035	(31,972,937)	(2,413,995)	2,336,055	921,231	42,196	676,253	—
Simplify Interest Rate Hedge ETF	9,968,592	7,260,854	(15,293,214)	2,465,458	(1,081,695)	3,319,995	52,883	53,055	—
Simplify Intermediate Term Treasury ETF	22,187,428	4,283,021	(24,134,270)	(1,737,976)	(598,203)	—	—	200,321	—
Simplify Short Term Treasury Futures Strategy ETF	—	7,414,797	(7,520,114)	105,317	—	—	—	37,382	—
Simplify Stable Income ETF	—	3,964,327	(1,153,989)	996	(3,060)	2,808,274	112,062	47,429	—
Simplify Volatility Premium ETF	30,615,744	10,821,357	(41,496,751)	(372,311)	431,961	—	—	1,861,802	—
	$89,787,837	$51,470,216	$(124,763,840)	$(2,004,311)	$983,091	$15,472,993	568,886	$3,106,795	$—

See Notes to Financial Statements.

Simplify Tail Risk Strategy ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	92.6%
Purchased Options	15.7%
Money Market Funds	0.2%
Total Investments	108.5%
Liabilities in Excess of Other Assets	(8.5)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 99.0%
iShares Core S&P 500 ETF(a)(b)
(Cost $69,745,261)	163,186	$72,733,632

	Number of Contracts	Notional Amount
Purchased Options – 1.3%

Calls – Exchange-Traded – 0.9%
S&P 500 Index, July Strike Price $4,360, Expires 7/21/23	22	$9,592,000	243,760
S&P 500 Index, August Strike Price $4,375, Expires 8/18/23	25	10,937,500	338,125
S&P 500 Index, September Strike Price $4,600, Expires 9/15/23	27	12,420,000	107,730
			689,615
Puts – Exchange-Traded – 0.4%
S&P 500 Index, July Strike Price $3,855, Expires 7/21/23	68	26,214,000	11,390
S&P 500 Index, August Strike Price $3,720, Expires 8/18/23	259	96,348,000	106,190
S&P 500 Index, September Strike Price $3,720, Expires 9/15/23	154	57,288,000	139,370
			256,950

Total Purchased Options (Cost $1,003,931)			946,565

	Shares
Money Market Funds – 0.5%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $334,496)	334,496	334,496

Total Investments – 100.8%
(Cost $71,083,688)		$74,014,693
Liabilities in Excess of Other Assets – (0.8)%		(600,160)
Net Assets – 100.0%		$73,414,533

	Number of Contracts	Notional Amount
Written Options – (0.3)%

Calls – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $4,575, Expires 7/21/23	(22)	$(10,065,000)	$(14,300)
S&P 500 Index, August Strike Price $4,575, Expires 8/18/23	(25)	(11,437,500)	(66,250)
S&P 500 Index, September Strike Price $4,825, Expires 9/15/23	(27)	(13,027,500)	(13,500)
			(94,050)
Puts – Exchange-Traded – (0.2)%
S&P 500 Index, July Strike Price $3,650, Expires 7/21/23	(68)	(24,820,000)	(7,310)
S&P 500 Index, August Strike Price $3,500, Expires 8/18/23	(259)	(90,650,000)	(66,693)
S&P 500 Index, September Strike Price $3,500, Expires 9/15/23	(154)	(53,900,000)	(88,550)
			(162,553)

Total Written Options (Premiums Received $465,738)			$(256,603)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $22,285,500 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	99.0%
Purchased Options	1.3%
Money Market Funds	0.5%
Total Investments	100.8%
Liabilities in Excess of Other Assets	(0.8)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 99.7%
iShares Core S&P 500 ETF(a)(b)
(Cost $119,027,766)	258,809	$115,353,759

	Number of Contracts	Notional Amount
Purchased Options – 0.7%

Puts – Exchange-Traded – 0.7%
S&P 500 Index, July Strike Price $3,855, Expires 7/21/23	181	$69,775,500	30,318
S&P 500 Index, August Strike Price $3,720, Expires 8/18/23	819	304,668,000	335,790
S&P 500 Index, September Strike Price $3,720, Expires 9/15/23	485	180,420,000	438,925
			805,033

Total Purchased Options (Cost $1,998,452)			805,033

	Shares
Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $70,259)	70,259	70,259

Total Investments – 100.5%
(Cost $121,096,477)		$116,229,051
Liabilities in Excess of Other Assets – (0.5)%		(614,438)
Net Assets – 100.0%		$115,614,613

	Number of Contracts	Notional Amount
Written Options – (0.4)%

Puts – Exchange-Traded – (0.4)%
S&P 500 Index, July Strike Price $3,650, Expires 7/21/23	(181)	$(66,065,000)	$(19,457)
S&P 500 Index, August Strike Price $3,500, Expires 8/18/23	(819)	(286,650,000)	(210,893)
S&P 500 Index, September Strike Price $3,500, Expires 9/15/23	(485)	(169,750,000)	(278,875)
			(509,225)

Total Written Options (Premiums Received $1,210,697)			$(509,225)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $82,456,350 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	99.7%
Purchased Options	0.7%
Money Market Funds	0.1%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS GBTC ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 85.2%
iShares Core S&P 500 ETF(a)
(Cost $7,151,462)	16,709	$7,447,369

Grantor Trusts – 9.7%
Grayscale Bitcoin Trust BTC*
(Cost $1,319,710)	44,180	847,814

Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(b)
(Cost $19,302)	19,302	19,302

Total Investments – 95.1%
(Cost $8,490,474)		$8,314,485
Other Assets in Excess of Liabilities – 4.9%		426,906
Net Assets – 100.0%		$8,741,391

*	Non Income Producing
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	6	$1,346,475	9/15/23	$30,528

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	85.2%
Grantor Trusts	9.7%
Money Market Funds	0.2%
Total Investments	95.1%
Other Assets in Excess of Liabilities	4.9%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 98.0%
iShares Core S&P 500 ETF(a)(b)
(Cost $8,421,272)	18,535	$8,261,235

	Number of Contracts	Notional Amount
Purchased Options – 2.0%

Calls – Exchange-Traded – 2.0%
S&P 500 Index, July Strike Price $4,360, Expires 7/21/23	5	$2,180,000	55,400
S&P 500 Index, August Strike Price $4,375, Expires 8/18/23	6	2,625,000	81,150
S&P 500 Index, September Strike Price $4,600, Expires 9/15/23	7	3,220,000	27,930
			164,480

Total Purchased Options (Cost $77,444)			164,480

	Shares
Money Market Funds – 0.9%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(c)
(Cost $78,904)	78,904	78,904

Total Investments – 100.9%
(Cost $8,577,620)		$8,504,619
Liabilities in Excess of Other Assets – (0.9)%		(76,470)
Net Assets – 100.0%		$8,428,149

	Number of Contracts	Notional Amount
Written Options – (0.3)%

Calls – Exchange-Traded – (0.3)%
S&P 500 Index, July Strike Price $4,575, Expires 7/21/23	(5)	$(2,287,500)	$(3,250)
S&P 500 Index, August Strike Price $4,575, Expires 8/18/23	(6)	(2,745,000)	(15,900)
S&P 500 Index, September Strike Price $4,825, Expires 9/15/23	(7)	(3,377,500)	(3,500)
			(22,650)

Total Written Options (Premiums Received $13,377)			$(22,650)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $6,017,085 have been pledged as collateral for options as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	98.0%
Purchased Options	2.0%
Money Market Funds	0.9%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments

June 30, 2023

	Shares	Value
Common Stocks – 95.1%
Basic Materials – 2.2%
Albemarle Corp.	64	$14,278
BHP Group Ltd., ADR	229	13,664
Glencore PLC, ADR	1,250	14,075
Rio Tinto PLC, ADR	212	13,534
Sociedad Quimica y Minera de Chile SA, ADR	177	12,854
Talon Metals Corp.*	53,244	14,360
Vale SA, ADR	904	12,132
		94,897
Communications – 12.6%
Alphabet, Inc., Class C*(a)	1,483	179,398
Amazon.com, Inc.*(a)	1,300	169,468
Cisco Systems, Inc.	148	7,657
Meta Platforms, Inc., Class A*	319	91,547
Netflix, Inc.*	83	36,561
Okta, Inc.*	5	347
Palo Alto Networks, Inc.*	11	2,811
VeriSign, Inc.*	80	18,078
Verizon Communications, Inc.	226	8,405
Walt Disney Co. (The)*	287	25,623
		539,895
Consumer, Cyclical – 15.9%
Arbe Robotics Ltd*	5,394	15,589
Aurora Innovation, Inc.*	8,721	25,640
BYD Co. Ltd., ADR	327	20,977
Costco Wholesale Corp.	46	24,765
Lucid Group, Inc.*	1,183	8,151
NIO, Inc., ADR*	1,198	11,608
Rivian Automotive, Inc., Class A*	665	11,079
Sonder Holdings, Inc.*	145,685	77,286
Tesla, Inc.*(a)	1,861	487,154
		682,249
Consumer, Non-cyclical – 6.3%
Amgen, Inc.	30	6,660
Automatic Data Processing, Inc.	62	13,627
Block, Inc.*	2,548	169,620
Coca-Cola Co. (The)	164	9,876
DaVita, Inc.*	110	11,052
Johnson & Johnson	57	9,435
Kraft Heinz Co. (The)	225	7,987
Kroger Co. (The)	176	8,272
Moody’s Corp.	30	10,432
PayPal Holdings, Inc.*	57	3,804
PepsiCo, Inc.	56	10,372
Procter & Gamble Co. (The)	59	8,953
		270,090
Financial – 5.0%
American Express Co.	35	6,097
Bank of America Corp.	198	5,681
Bank of New York Mellon Corp. (The)	116	5,164

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value
Common Stocks (continued)
Financial (continued)
Citigroup, Inc.	114	$5,248
Lemonade, Inc.*	11,106	187,136
US Bancorp	148	4,890
		214,216
Industrial – 1.0%
Camtek Ltd.*	556	19,810
Deere & Co.	23	9,320
FANUC Corp., ADR	957	16,776
		45,906
Technology – 52.1%
Activision Blizzard, Inc.*	102	8,599
Adobe, Inc.*	20	9,780
Advanced Micro Devices, Inc.*(a)	3,598	409,848
Amkor Technology, Inc.	715	21,271
Analog Devices, Inc.	372	72,469
ANSYS, Inc.*	22	7,266
Apple, Inc.(a)	1,024	198,625
Applied Materials, Inc.	235	33,967
ASML Holding NV	106	76,824
Atlassian Corp., Class A*	5	839
Autodesk, Inc.*	72	14,732
Broadcom, Inc.	30	26,023
Cadence Design Systems, Inc.*	35	8,208
Cognizant Technology Solutions Corp., Class A	118	7,703
Crowdstrike Holdings, Inc., Class A*	82	12,043
Datadog, Inc., Class A*	14	1,377
DocuSign, Inc.*	7	358
Fiserv, Inc.*	83	10,470
Fortinet, Inc.*	30	2,268
GLOBALFOUNDRIES, Inc.*(a)	300	19,374
HP, Inc.	482	14,802
Intel Corp.	1,564	52,300
Intuit, Inc.	13	5,957
KLA Corp.	45	21,826
Lam Research Corp.	41	26,357
Marvell Technology, Inc.	334	19,967
Microchip Technology, Inc.	131	11,736
Micron Technology, Inc.	342	21,584
Microsoft Corp.(a)	1,375	468,243
NVIDIA Corp.(a)	1,328	561,771
NXP Semiconductors NV	79	16,170
Paychex, Inc.	146	16,333
QWALCOMM, Inc.	52	6,190
Skyworks Solutions, Inc.	31	3,431
Splunk, Inc.*	4	424
Synopsys, Inc.*	49	21,335
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	75	7,569
Texas Instruments, Inc.	88	15,842
Workday, Inc., Class A*	6	1,355

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2023

	Shares	Value
Common Stocks (continued)
Technology (continued)
Zoom Video Communications, Inc., Class A*	13	$882
Zscaler, Inc.*	7	1,024
		2,237,142
Total Common Stocks (Cost $3,498,390)		4,084,395

	Number of Contracts	Notional Amount
Purchased Options – 2.4%

Calls – Exchange-Traded – 1.8%
Tesla, Inc., July Strike Price $285, Expires 7/21/23	30	$855,000	22,350
Tesla, Inc., January Strike Price $417, Expires 1/19/24	23	958,341	19,090
Tesla, Inc., June Strike Price $667, Expires 6/21/24	66	4,400,022	33,825
			75,265
Puts – Exchange-Traded – 0.6%
S&P 500 Index, July Strike Price $3,855, Expires 7/21/23	6	2,313,000	1,005
S&P 500 Index, August Strike Price $3,720, Expires 8/18/23	28	10,416,000	11,480
S&P 500 Index, September Strike Price $3,720, Expires 9/15/23	17	6,324,000	15,385
			27,870

Total Purchased Options (Cost $340,493)			103,135

	Shares
Money Market Funds – 3.0%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(b)
(Cost $126,771)	126,771	126,771

Total Investments – 100.5%
(Cost $3,965,654)		$4,314,301
Liabilities in Excess of Other Assets – (0.5)%		(19,715)
Net Assets – 100.0%		$4,294,586

	Number of Contracts	Notional Amount
Written Options – (0.4)%

Puts – Exchange-Traded – (0.4)%
S&P 500 Index, July Strike Price $3,650, Expires 7/21/23	(6)	$(2,190,000)	$(645)
S&P 500 Index, August Strike Price $3,500, Expires 8/18/23	(28)	(9,800,000)	(7,210)
S&P 500 Index, September Strike Price $3,500, Expires 9/15/23	(17)	(5,950,000)	(9,775)
			(17,630)

Total Written Options (Premiums Received $42,870)			$(17,630)

*	Non Income Producing
(a)	Securities with an aggregate market value of $984,986 have been pledged as collateral for options as of June 30, 2023.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2023

ADR:	American Depositary Receipt

Summary of Investment Type

Industry	% of Net Assets
Common Stocks	95.1%
Purchased Options	2.4%
Money Market Funds	3.0%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Bitcoin Strategy PLUS Income ETF

Consolidated Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 262.1%
U.S. Treasury Bill, 4.90%, 8/1/2023(a)	$10,430,000	$10,387,528
U.S. Treasury Bill, 4.92%, 8/10/2023(a)(b)	5,200,000	5,171,869
U.S. Treasury Bill, 4.79%, 9/7/2023(a)	4,500,000	4,457,518
U.S. Treasury Bill, 5.34%, 9/19/2023(a)(b)	500,000	494,407
U.S. Treasury Bill, 5.40%, 10/3/2023(a)(b)(c)	44,900,000	44,307,900
U.S. Treasury Bill, 5.46%, 11/9/2023(a)(b)	600,000	588,822
Total U.S. Treasury Bills (Cost $65,379,819)		65,408,044

Total Investments – 262.1%
(Cost $65,379,819)		$65,408,044
Liabilities in Excess of Other Assets – (162.1)%		(40,455,349)
Net Assets – 100.0%		$24,952,695

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $3,086,050 have been pledged as collateral for options as of June 30, 2023.
(c)	Security, or a portion thereof, in the amount of $43,518,045 has been pledged as collateral for reverse repurchase agreements as of June 30, 2023. See note 5 for additional information

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
CME Bitcoin Futures	169	$25,924,600	7/28/23	$250,618

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	262.1%
Total Investments	262.1%
Liabilities in Excess of Other Assets	(162.1)%
Net Assets	100.0%

At June 30, 2023, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	5.22%	6/29/2023	7/3/2023	$59,971,951	$59,971,951
				$59,971,951	$59,971,951

A portion of receivable for securities sold included in the statement of asset and liabilities, in the amount of $17,706,200, has been pledged as collateral for reverse repurchase agreements as of June 30, 2023. See note 5 for additional information.

See Notes to Financial Statements.

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 87.9%
U.S. Treasury Bill, 5.28%, 8/29/2023(a)	$700,000	$694,286
U.S. Treasury Bill, 4.74%, 9/7/2023(a)	2,185,000	2,164,372
U.S. Treasury Bill, 5.33%, 10/3/2023(a)	2,600,000	2,565,714
Total U.S. Treasury Bills (Cost $5,424,309)		5,424,372

Total Investments – 87.9%
(Cost $5,424,309)		$5,424,372
Other Assets in Excess of Liabilities – 12.1%		747,088
Net Assets – 100.0%		$6,171,460

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Natural Gas Future	4	$111,920	7/27/23	$5,879
Gasoline RBOB Future	1	106,886	7/31/23	(1,792)
NY Harbor ULSD Future	2	205,598	7/31/23	(3,898)
Soybean Future	7	259,140	8/14/23	24,519
Soybean Future	1	72,100	8/14/23	1,253
WTI Crude Future	1	70,780	8/22/23	(1,132)
Natural Gas Future	3	83,220	8/29/23	1,393
Gasoline RBOB Future	1	103,425	8/31/23	1,703
Soybean Oil Future	3	108,360	9/14/23	7,725
Wheat Future (CBT)	3	97,650	9/14/23	(13,540)
Natural Gas Future	2	56,940	9/27/23	1,345
Natural Gas Future	2	64,220	10/27/23	1,245
WTI Crude Future	5	352,000	11/20/23	(2,642)
Wheat Future (CBT)	1	33,463	12/14/23	(4,340)
Natural Gas Future	2	76,980	12/27/23	1,005
Total unrealized appreciation/(depreciation)				$18,723

Short position contracts:
Gold 100 OZ Future	(7)	(1,350,580)	8/29/23	(3,407)
Copper Future	(1)	(93,988)	9/27/23	(2)
Silver Future	(5)	(575,500)	9/27/23	(8,287)
Corn Future	(3)	(74,212)	12/14/23	42
Total unrealized appreciation/(depreciation)				$(11,654)
Total net unrealized appreciation				$7,069

See Notes to Financial Statements.

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	87.9%
Total Investments	87.9%
Other Assets in Excess of Liabilities	12.1%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments

June 30, 2023

	Shares	Value
Exchange-Traded Funds – 79.5%
iShares Gold Trust*	80,879	$2,943,187
Simplify Aggregate Bond PLUS Credit Hedge ETF(a)	106,470	2,397,076
Simplify Commodities Strategy No K-1 ETF(a)	131,353	3,245,076
Simplify High Yield PLUS Credit Hedge ETF(a)(b)	407,671	8,900,355
Simplify Intermediate Term Treasury Futures Strategy ETF(a)(b)	204,512	3,006,326
Simplify Managed Futures Strategy ETF(a)(b)	278,272	7,095,936
Simplify Market Neutral Equity Long/Short ETF*(a)	100,000	2,461,750
Simplify Short Term Treasury Futures Strategy ETF(a)(b)	352,303	7,990,232
Simplify Volatility Premium ETF(a)(b)	119,401	2,740,253
Total Exchange-Traded Funds (Cost $41,835,684)		40,780,191

	Principal
U.S. Treasury Bills – 8.3%
U.S. Treasury Bill, 4.88%, 9/7/2023(c)	$376,900	373,342
U.S. Treasury Bill, 5.26%, 9/19/2023(c)	950,000	939,373
U.S. Treasury Bill, 5.40%, 10/3/2023(c)	3,000,000	2,960,439
Total U.S. Treasury Bills (Cost $4,271,536)		4,273,154

	Number of Contracts	Notional Amount
Purchased Options – 9.6%

Calls – Exchange-Traded – 9.3%
CBOE Volatility Index, July Strike Price $30, Expires 7/19/23	1,553	4,659,000	13,201
CBOE Volatility Index, October Strike Price $35, Expires 10/18/23	963	3,370,500	75,114
CME 3-Month SOFR Futures, December Strike Price $95, Expires 12/15/23	255	60,562,500	117,937
SPDR S&P 500, September Strike Price $395, Expires 9/15/23	580	22,910,000	3,138,670
SPDR S&P 500, December Strike Price $320, Expires 12/15/23	110	3,520,000	1,438,195
			4,783,117
Puts – Exchange-Traded – 0.3%
AutoNation, Inc., July Strike Price $120, Expires 7/21/23	50	600,000	2,250
AutoNation, Inc., October Strike Price $110, Expires 10/20/23	100	1,100,000	10,250
NVIDIA Corp., October Strike Price $300, Expires 10/20/23	307	9,210,000	123,567
			136,067

Total Purchased Options (Cost $4,436,160)			4,919,184

	Shares
Money Market Funds – 2.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.81%(d)
(Cost $1,238,179)	1,238,179	1,238,179

Total Investments – 99.8%
(Cost $51,781,559)		$51,210,708
Other Assets in Excess of Liabilities – 0.2%		86,024
Net Assets – 100.0%		$51,296,732

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2023

	Number of Contracts	Notional Amount	Value
Written Options – (1.9)%

Calls – Exchange-Traded – (1.9)%
CBOE Volatility Index, July Strike Price $45, Expires 7/19/23	(1,975)	$(8,887,500)	$(5,925)
CBOE Volatility Index, October Strike Price $55, Expires 10/18/23	(963)	(5,296,500)	(31,779)
CME 3-Month SOFR Futures, December Strike Price $96, Expires 12/15/23	(255)	(61,200,000)	(52,594)
NVIDIA Corp., January Strike Price $470, Expires 1/19/24	(205)	(9,635,000)	(889,187)
			(979,485)

Total Written Options (Premiums Received $1,528,054)			$(979,485)

*	Non Income Producing
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	Securities with an aggregate market value of $14,474,914 have been pledged as collateral for options as of June 30, 2023. (c) Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2023

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$3,765,341	$(1,251,274)	$(50,816)	$(66,176)	$2,397,076	106,470	$44,026	$—
Simplify Commodities Strategy No K-1 ETF	—	3,407,402	(113,363)	1,529	(50,492)	3,245,076	131,353	12,986	—
Simplify High Yield PLUS Credit Hedge ETF	1,634,446	11,066,509	(3,678,226)	(130,815)	8,441	8,900,355	407,671	459,999	—
Simplify Interest Rate Hedge ETF	—	2,371,759	(2,384,245)	12,486	—	—	—	10,568	—
Simplify Intermediate Term Treasury Futures Strategy ETF	424,657	4,590,029	(1,520,373)	(166,486)	(321,501)	3,006,326	204,512	75,046	—
Simplify Managed Futures Strategy ETF	1,678,230	10,937,657	(4,953,102)	(491,829)	(75,020)	7,095,936	278,272	191,178	—
Simplify Market Neutral Equity Long/ Short ETF	—	2,587,257	(85,626)	358	(40,239)	2,461,750	100,000	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	9,320,013	(582,407)	(5,548)	(741,826)	7,990,232	352,303	162,721	—
Simplify Volatility Premium ETF	1,348,049	8,270,055	(6,756,199)	(283,036)	161,384	2,740,253	119,401	688,134	—
	$5,085,382	$56,316,022	$(21,324,815)	$(1,114,157)	$(1,125,429)	$37,837,004	1,699,982	$1,644,658	$—

Summary of Investment Type

Industry	% of Net Assets
Exchange-Traded Funds	79.5%
Purchased Options	9.6%
U.S. Treasury Bills	8.3%
Money Market Funds	2.4%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 84.8%
U.S. Treasury Bill, 4.92%, 8/10/2023(a)	$49,050,000	$48,784,653
U.S. Treasury Bill, 4.87%, 9/7/2023(a)	21,600,000	21,396,085
U.S. Treasury Bill, 5.33%, 10/3/2023(a)	38,200,000	37,696,253
U.S. Treasury Bill, 5.43%, 12/21/2023(a)	500,000	487,567
Total U.S. Treasury Bills (Cost $108,362,041)		108,364,558

Total Investments – 84.8%
(Cost $108,362,041)		$108,364,558
Other Assets in Excess of Liabilities – 15.2%		19,378,347
Net Assets – 100.0%		$127,742,905

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
WTI Crude Future	7	$494,480	7/20/23	$7,809
Natural Gas Future	27	755,460	7/27/23	25,316
Soybean Oil Future	85	3,146,700	8/14/23	220,999
Live Cattle Future	164	11,622,680	8/31/23	256,661
Soybean Oil Future	47	1,697,640	9/14/23	93,394
Wheat Future (CBT)	40	1,302,000	9/14/23	(176,318)
Natural Gas Future	25	711,750	9/27/23	4,313
Soybean Oil Future	11	391,776	10/13/23	18,627
Live Cattle Future	190	13,645,800	10/31/23	364,660
WTI Crude Future	39	2,745,600	11/20/23	22,230
Wheat Future (CBT)	8	267,700	12/14/23	(34,624)
WTI Crude Future	21	1,474,200	12/19/23	3,080
Natural Gas Future	17	654,330	12/27/23	3,156
Live Cattle Future	138	10,130,580	12/29/23	211,776
WTI Crude Future	12	839,760	1/22/24	(8,569)
WTI Crude Future	23	1,604,480	2/20/24	11,246
Natural Gas Future	1	35,030	2/27/24	234
Natural Gas Future	6	191,100	3/26/24	724
Total unrealized appreciation/(depreciation)				$1,024,714

Short position contracts:
Gold 100 OZ Future	(145)	(27,976,300)	8/29/23	218,809
Natural Gas Future	(5)	(138,700)	8/29/23	(32)
Corn Future	(90)	(2,198,250)	9/14/23	48,695
Bank Accept Future	(90)	(16,046,801)	9/18/23	139,862
Copper Future	(95)	(8,928,813)	9/27/23	(38,188)
Silver Future	(75)	(8,632,500)	9/27/23	(125,185)
US 5 Year Note (CBT)	(712)	(76,250,750)	9/29/23	1,354,933
Sugar #11 (World) Future	(92)	(2,348,282)	9/29/23	55,046

See Notes to Financial Statements.

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2023

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts: (continued)
Gold 100 OZ Future	(5)	$(974,250)	10/27/23	$9,318
Natural Gas Future	(6)	(217,320)	11/28/23	(86)
Cotton No. 2 Future	(371)	(14,908,635)	12/6/23	(67,255)
Corn Future	(105)	(2,597,437)	12/14/23	124,576
Copper Future	(2)	(188,600)	12/27/23	(41)
Gold 100 OZ Future	(7)	(1,377,600)	12/27/23	(1,347)
Silver Future	(12)	(1,400,220)	12/27/23	(15,648)
Sugar #11 (World) Future	(48)	(1,230,566)	2/29/24	9,500
Cotton No. 2 Future	(41)	(1,645,125)	3/6/24	(25,638)
3 Month SOFR Future	(722)	(170,825,200)	3/19/24	916,107
Copper Future	(3)	(283,388)	3/26/24	(1,657)
Silver Future	(1)	(118,310)	3/26/24	(2,337)
Sugar #11 (World) Future	(20)	(484,736)	4/30/24	12,709
Corn Future	(9)	(231,075)	5/14/24	7,386
3 Month SOFR Future	(717)	(170,081,362)	6/18/24	925,837
3 Month SOFR Future	(853)	(203,099,300)	9/17/24	1,278,692
3 Month SOFR Future	(657)	(157,072,275)	12/17/24	424,359
Total unrealized appreciation/(depreciation)				$5,248,415
Total net unrealized appreciation				$6,273,129

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	84.8%
Total Investments	84.8%
Other Assets in Excess of Liabilities	15.2%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments

June 30, 2023

	Principal	Value
U.S. Treasury Bills – 59.6%
U.S. Treasury Bill, 5.10%, 8/15/2023(a)	$30,000,000	$29,815,608
U.S. Treasury Bill, 5.22%, 8/29/2023(a)	40,500,000	40,169,382
U.S. Treasury Bill, 5.25%, 9/7/2023(a)(b)	2,000,000	1,981,119
U.S. Treasury Bill, 5.34%, 10/3/2023(a)	122,500,000	120,884,582
Total U.S. Treasury Bills (Cost $192,738,984)		192,850,691

U.S. Government Obligations – 36.3%
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/2024	$91,900,000	117,435,748
U.S. Treasury Note, 2.88%, 6/15/2025(b)	100,000	96,201
Total U.S. Government Obligations (Cost $117,566,695)		117,531,949

	Number of Contracts	Notional Amount
Purchased Options – 0.3%

Calls – Exchange-Traded – 0.3%
CBOE Volatility Index, September Strike Price $50, Expires 9/20/23	26,660	133,300,000	773,140
CBOE Volatility Index, October Strike Price $50, Expires 10/18/23	3,720	18,600,000	159,960
			933,100

Total Purchased Options (Cost $1,526,943)			933,100

Total Investments – 96.2%
(Cost $311,832,622)			$311,315,740
Other Assets in Excess of Liabilities – 3.8%			12,274,195
Net Assets – 100.0%			$323,589,935

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $2,077,280 have been pledged as collateral for options as of June 30, 2023.

At June 30, 2023, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts:
CBOE VIX Future	(2,064)	$(36,332,799)	9/20/23	$3,389,887
CBOE VIX Future	(1,248)	(22,899,427)	10/18/23	1,021,482
Total net unrealized appreciation				$4,411,369

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2023

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	59.6%
U.S. Government Obligations	36.3%
Purchased Options	0.3%
Total Investments	96.2%
Other Assets in Excess of Liabilities	3.8%
Net Assets	100.0%

At June 30, 2023, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	5.22%	6/30/2023	7/3/2023	$144,536,933	$144,536,933
				$144,536,933	$144,536,933

A portion of receivable for securities sold included in the statement of asset and liabilities, in the amount of $144,536,933, has been pledged as collateral for reverse repurchase agreements as of June 30, 2023. See note 5 for additional information.

See Notes to Financial Statements.

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2023

	Simplify Aggregate Bond PLUS Credit Hedge ETF	Simplify Developed Ex-US PLUS Downside Convexity ETF	Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Simplify Enhanced Income ETF
Assets
Investments, at value	$11,417,278	$17,182,878	$4,103,007	$25,303,800
Cash	107,048	—	—	232,165
Unrealized appreciation on over the counter swaps	8,459	—	—	—
Receivables:
Securities sold	1,348,473	4,517,896	10,014	—
Capital shares	561,010	—	—	8,118,251
Due from broker	33,364	—	—	—
Interest	8,099	—	—	—
Investment adviser	2,621	4,411	844	—
Dividends	226	716	70	—
Total assets	13,486,578	21,705,901	4,113,935	33,654,216

Liabilities
Unrealized depreciation on over the counter swaps	6,081	—	—	—
Payables:
Securities purchased	1,499,629	—	—	7,898,891
Distributions payable	100,000	365,500	29,250	135,000
Written options	58,910	110,772	19,408	—
Investment advisory fees	4,437	8,821	1,687	6,713
Capital shares	—	4,441,139	—	—
Other accrued expenses	4,807	2,112	661	2,874
Total liabilities	1,673,864	4,928,344	51,006	8,043,478
Net Assets	$11,812,714	$16,777,557	$4,062,929	$25,610,738

Net Assets Consist of
Paid-in capital	$12,041,568	$21,519,780	$5,828,418	$25,639,393
Distributable earnings (loss)	(228,854)	(4,742,223)	(1,765,489)	(28,655)
Net Assets	$11,812,714	$16,777,557	$4,062,929	$25,610,738
Number of Common Shares outstanding	525,001	850,001	225,001	1,025,001
Net Asset Value, offering and redemption price per share	$22.50	$19.74	$18.06	$24.99
Investments, at cost	$11,467,277	$18,384,609	$4,772,480	$25,301,818
Premiums received	$87,097	$174,748	$27,425	$—
Maintenance Margin Requirement	$464,847	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2023

	Simplify Health Care ETF	Simplify Hedged Equity ETF	Simplify High Yield PLUS Credit Hedge ETF	Simplify Interest Rate Hedge ETF
Assets
Investments, at value	$57,443,570	$109,926,970	$45,194,376	$212,975,428
Cash	—	—	333,509	5,499,729
Unrealized appreciation on over the counter swaps	—	—	207,769	1,195
Receivables:
Capital shares	2,627,436	617,386	—	24,389
Securities sold	1,852,933	—	—	507,000
Dividends	42,997	—	2,699	—
Foreign tax reclaim	18,461	—	—	—
Interest	—	637	—	900,164
Due from broker	—	12,405	—	8,498
Investment adviser	—	—	9,293	—
Total assets	61,985,397	110,557,398	45,747,646	219,916,403

Liabilities
Unrealized depreciation on over the counter swaps	—	—	260,149	—
Payables:
Securities purchased	2,629,243	627,001	—	—
Distributions payable	269,750	342,000	207,500	342,500
Investment advisory fees	22,383	42,899	18,586	92,273
Capital shares	—	—	—	1,625,910
Written options	—	2,748,303	20,858	—
Other accrued expenses	—	—	6	—
Total liabilities	2,921,376	3,760,203	507,099	2,060,683
Net Assets	$59,064,021	$106,797,195	$45,240,547	$217,855,720

Net Assets Consist of
Paid-in capital	$65,331,925	$104,594,502	$49,214,485	$131,946,680
Distributable earnings (loss)	(6,267,904)	2,202,693	(3,973,938)	85,909,040
Net Assets	$59,064,021	$106,797,195	$45,240,547	$217,855,720
Number of Common Shares outstanding	2,225,001	4,300,001	2,075,001	3,400,001
Net Asset Value, offering and redemption price per share	$26.55	$24.84	$21.80	$64.08
Investments, at cost	$55,787,832	$102,150,258	$45,239,907	$220,041,108
Premiums received	$—	$1,524,896	$51,992	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2023

	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify Market Neutral Equity Long/Short ETF	Simplify Opportunistic Income ETF	Simplify Propel Opportunities ETF
Assets
Investments, at value	$53,174,978	$4,339,165	$35,776,339	$101,192,822
Cash	—	27,341	1,082,502	—
Unrealized appreciation on over the counter swaps	—	6,117	—	—
Receivables:
Securities sold	497,282	—	—	2,184,418
Investment adviser	4,469	—	925	15,571
Interest	774	6,041	—	26,859
Dividends	—	—	—	30,877
Capital shares	—	—	1,250,089	—
Total assets	53,677,503	4,378,664	38,109,855	103,450,547

Liabilities
Due to broker	145,735	—	—	—
Unrealized depreciation on over the counter swaps	—	12,006	—	—
Payables:
Distributions payable	180,000	—	—	3,107,601
Investment advisory fees	11,171	1,339	1,952	171,286
Reset of swaps	—	72,979	—	—
Securities purchased	—	17,537	592,000	—
Total liabilities	336,906	103,861	593,952	3,278,887
Net Assets	$53,340,597	$4,274,803	$37,515,903	$100,171,660

Net Assets Consist of
Paid-in capital	$74,114,091	$4,356,418	$37,500,114	$104,474,716
Distributable earnings (loss)	(20,773,494)	(81,615)	15,789	(4,303,056)
Net Assets	$53,340,597	$4,274,803	$37,515,903	$100,171,660
Number of Common Shares outstanding	3,625,001	175,001	1,500,001	4,570,001
Net Asset Value, offering and redemption price per share	$14.71	$24.43	$25.01	$21.92
Investments, at cost	$53,163,877	$4,338,348	$35,769,828	$104,775,838
Maintenance Margin Requirement	$19,815,782	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2023

	Simplify Short Term Treasury Futures Strategy ETF	Simplify Stable Income ETF	Simplify Tail Risk Strategy ETF	Simplify US Equity PLUS Convexity ETF
Assets
Investments in unaffiliated securities, at value	$526,246,074	$14,276,432	$2,660,465	$74,014,693
Investments in affiliated securities, at value	—	—	15,472,993	—
Cash	4,078,133	135,791	—	—
Receivables:
Capital shares	9,633,376	—	—	—
Securities sold	2,983,691	59,435	234,737	150,141
Investment adviser	27,425	—	60,789	14,555
Prepaid expenses	3,894	—	—	—
Interest	43	—	—	—
Dividends	—	—	94,295	590
Due from broker	—	—	—	28
Total assets	542,972,636	14,471,658	18,523,279	74,180,007

Liabilities
Due to broker	1,623,242	—	258,657	—
Payables:
Securities purchased	4,934,131	—	—	—
Distributions payable	2,080,000	57,500	114,000	479,750
Investment advisory fees	68,563	4,150	11,306	29,110
Written options	—	—	1,420,133	256,603
Other accrued expenses	—	498	11,653	11
Total liabilities	8,705,936	62,148	1,815,749	765,474
Net Assets	$534,266,700	$14,409,510	$16,707,530	$73,414,533

Net Assets Consist of
Paid-in capital	$562,371,957	$14,404,483	$68,561,431	$77,399,913
Distributable earnings (loss)	(28,105,257)	5,027	(51,853,901)	(3,985,380)
Net Assets	$534,266,700	$14,409,510	$16,707,530	$73,414,533
Number of Common Shares outstanding	23,575,001	575,001	2,850,001	2,525,001
Net Asset Value, offering and redemption price per share	$22.66	$25.06	$5.86	$29.08
Investments, at cost	$526,129,145	$14,272,686	$7,849,874	$71,083,688
Investments in affiliated securities, at cost	$—	$—	$15,482,498	$—
Premiums received	$—	$—	$3,876,224	$465,738
Maintenance Margin Requirement	$19,691,626	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2023

	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS GBTC ETF	Simplify US Equity PLUS Upside Convexity ETF	Simplify Volt RoboCar Disruption and Tech ETF
Assets
Investments, at value	$116,229,051	$8,314,485	$8,504,619	$4,314,301
Cash	—	—	—	20
Receivables:
Capital shares	9,513,728	1,855,304	—	—
Securities sold	767,375	116,411	—	—
Investment adviser	21,578	—	1,685	—
Dividends	280	—	—	960
Interest	—	49	116	—
Due from broker	—	362,326	—	—
Total assets	126,532,012	10,648,575	8,506,420	4,315,281

Liabilities
Due to broker	265	—	—	3
Payables:
Securities purchased	9,551,003	1,876,983	—	—
Distributions payable	813,750	27,500	52,250	—
Written options	509,225	—	22,650	17,630
Investment advisory fees	43,156	2,701	3,371	3,062
Total liabilities	10,917,399	1,907,184	78,271	20,695
Net Assets	$115,614,613	$8,741,391	$8,428,149	$4,294,586

Net Assets Consist of
Paid-in capital	$172,078,897	$13,458,713	$9,487,652	$8,752,394
Distributable earnings (loss)	(56,464,284)	(4,717,322)	(1,059,503)	(4,457,808)
Net Assets	$115,614,613	$8,741,391	$8,428,149	$4,294,586
Number of Common Shares outstanding	4,225,001	350,001	275,001	475,001
Net Asset Value, offering and redemption price per share	$27.36	$24.98	$30.65	$9.04
Investments, at cost	$121,096,477	$8,490,474	$8,577,620	$3,965,654
Premiums received	$1,210,697	$—	$13,377	$42,870
Maintenance Margin Requirement	$—	$70,772	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2023

	Simplify Bitcoin Strategy PLUS Income ETF	Simplify Commodities Strategy No K-1 ETF	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF
Assets
Investments in unaffiliated securities, at value	$65,408,044	$5,424,372	$13,373,704	$108,364,558
Investments in affiliated securities, at value	—	—	37,837,004	—
Cash	209,655	644,012	689,749	3,111,035
Segregated cash balances with authorized participants for deposit securities	—	—	274,730	—
Receivables:
Securities sold	17,706,200	—	—	—
Due from broker	1,829,776	131,931	303,492	17,319,148
Interest	5,975	40	—	—
Dividends	—	—	188,329	—
Investment adviser	—	—	71,139	—
Total assets	85,159,650	6,200,355	52,738,147	128,794,741

Liabilities
Payables:
Reverse repurchase agreement	59,971,951	—	—	—
Distributions payable	207,000	25,000	152,250	490,000
Investment advisory fees	15,804	3,895	31,404	73,544
Authorized participants	—	—	274,730	—
Securities purchased	—	—	—	487,586
Written options	—	—	979,485	—
Other accrued expenses	12,200	—	3,546	706
Total liabilities	60,206,955	28,895	1,441,415	1,051,836
Net Assets	$24,952,695	$6,171,460	$51,296,732	$127,742,905

Net Assets Consist of
Paid-in capital	$17,210,886	$6,162,175	$53,027,944	$121,622,109
Distributable earnings (loss)	7,741,809	9,285	(1,731,212)	6,120,796
Net Assets	$24,952,695	$6,171,460	$51,296,732	$127,742,905
Number of Common Shares outstanding	1,380,001	250,001	2,200,001	5,000,001
Net Asset Value, offering and redemption price per share	$18.08	$24.69	$23.32	$25.55
Investments, at cost	$65,379,819	$5,424,309	$12,797,156	$108,362,041
Investments in affiliated securities, at cost	$—	$—	$38,984,403	$—
Premiums received	$—	$—	$1,528,054	$—
Maintenance Margin Requirement	$14,164,813	$492,453	$54,878	$14,956,107

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities (Continued)

June 30, 2023

Simplify Volatility Premium ETF
Assets
Investments, at value	$311,315,740
Receivables:
Securities sold	173,208,719
Due from broker	153,067,228
Capital shares	570,329
Interest	267,988
Total assets	638,430,004

Liabilities
Due to custodian	95,387,936
Payables:
Reverse repurchase agreement	144,536,933
Securities purchased	70,428,738
Distributions payable	4,368,000
Investment advisory fees	118,462
Total liabilities	314,840,069
Net Assets	$323,589,935

Net Assets Consist of
Paid-in capital	$312,186,831
Distributable earnings (loss)	11,403,104
Net Assets	$323,589,935
Number of Common Shares outstanding	14,125,001
Net Asset Value, offering and redemption price per share	$22.91
Investments, at cost	$311,832,622
Maintenance Margin Requirement	$78,017,802

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations

Year/ Period Ended June 30, 2023

	Simplify Aggregate Bond PLUS Credit Hedge ETF	Simplify Developed Ex-US PLUS Downside Convexity ETF	Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Simplify Enhanced Income ETF(1)
Investment Income
Unaffiliated dividend income	$67,464	$517,828	$107,662	$—
Affiliated dividend income	6,699	—	—	—
Interest income	36,976	—	—	229,148
Total income	111,139	517,828	107,662	229,148

Expenses
Investment advisory fees	18,245	109,051	29,958	24,001
Interest expense	13,275	9,894	3,601	17,439
Other expenses	224	136	142	141
Total expenses	31,744	119,081	33,701	41,581
Less fees waived (see Note 6):
Waiver	(9,735)	(54,550)	(15,011)	—
Net expenses	22,009	64,531	18,690	41,581
Net investment income (loss)	89,130	453,297	88,972	187,567

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(248,959)	(4,272,009)	(1,436,004)	(85,109)
Affiliated investments	(20,791)	—	—	—
In-kind redemptions	(55,478)	69,116	(221,218)	—
Affiliated in-kind redemptions	8,832	—	—	—
Futures	(11,596)	—	—	—
Swaps	25,222	—	—	—
Written options	179,053	1,798,409	609,158	319,946
Net realized gain (loss)	(123,717)	(2,404,484)	(1,048,064)	234,837
Net change in unrealized appreciation (depreciation) on:
Investments	29,606	2,590,616	264,224	1,982
Affiliated investments	(5,748)	—	—	—
Futures	(28,513)	—	—	—
Swaps	(2,859)	—	—	—
Written options	27,869	63,976	8,017	—
Net unrealized gain (loss)	20,355	2,654,592	272,241	1,982
Net realized and unrealized gain (loss)	(103,362)	250,108	(775,823)	236,819
Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,232)	$703,405	$(686,851)	$424,386

(1)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/ Period Ended June 30, 2023

	Simplify Health Care ETF	Simplify Hedged Equity ETF	Simplify High Yield PLUS Credit Hedge ETF	Simplify Interest Rate Hedge ETF
Investment Income
Dividend income*	$598,280	$1,546,517	$1,604	$—
Interest income	—	—	1,454,645	8,523,448
Total income	598,280	1,546,517	1,456,249	8,523,448

Expenses
Investment advisory fees	244,821	443,855	219,682	1,543,753
Interest expense	18	201,474	4,063	26
Other expenses	44	379	288	58
Total expenses	244,883	645,708	224,033	1,543,837
Less fees waived (see Note 6):
Waiver	—	—	(109,850)	—
Net expenses	244,883	645,708	114,183	1,543,837
Net investment income (loss)	353,397	900,809	1,342,066	6,979,611

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,665,187)	(8,554,271)	(2,084,938)	93,935,396
In-kind redemptions	2,441,603	2,706,841	—	—
Swaps	—	—	1,254,579	—
Written options	—	5,309,471	1,364,438	—
Net realized gain (loss)	(3,223,584)	(537,959)	534,079	93,935,396
Net change in unrealized appreciation (depreciation) on:
Investments	4,827,651	12,502,107	(42,360)	(58,638,788)
Swaps	—	—	81,728	466
Written options	—	(1,741,256)	15,460	—
Net unrealized gain (loss)	4,827,651	10,760,851	54,828	(58,638,322)
Net realized and unrealized gain (loss)	1,604,067	10,222,892	588,907	35,297,074
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,957,464	$11,123,701	$1,930,973	$42,276,685
* Withholding tax	$27,691	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/ Period Ended June 30, 2023

	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify Market Neutral Equity Long/Short ETF(1)	Simplify Opportunistic Income ETF(2)	Simplify Propel Opportunities ETF(3)
Investment Income
Dividend income	$56,230	$—	$—	$481,300
Interest income	1,354,538	6,721	10,306	42,635
Total income	1,410,768	6,721	10,306	523,935

Expenses
Investment advisory fees	105,968	1,339	1,952	718,435
Interest expense	9,099	—	—	370
Other expenses	58	—	—	—
Total expenses	115,125	1,339	1,952	718,805
Less fees waived (see Note 6):
Waiver	(42,464)	—	(924)	(65,312)
Net expenses	72,661	1,339	1,028	653,493
Net investment income (loss)	1,338,107	5,382	9,278	(129,558)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(10,607)	—	—	(854,683)
In-kind redemptions	—	—	—	(135,345)
Futures	(8,241,602)	—	—	—
Swaps	—	(84,475)	—	—
Net realized gain (loss)	(8,252,209)	(84,475)	—	(990,028)
Net change in unrealized appreciation (depreciation) on:
Investments	12,816	817	6,511	(3,583,016)
Futures	(1,474,068)	—	—	—
Swaps	—	(5,889)	—	—
Net unrealized gain (loss)	(1,461,252)	(5,072)	6,511	(3,583,016)
Net realized and unrealized gain (loss)	(9,713,461)	(89,547)	6,511	(4,573,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,375,354)	$(84,165)	$15,789	$(4,702,602)

(1)	For the period June 14, 2023 (commencement of operations) through June 30, 2023.
(2)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(3)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/ Period Ended June 30, 2023

	Simplify Short Term Treasury Futures Strategy ETF(1)	Simplify Stable Income ETF(2)	Simplify Tail Risk Strategy ETF	Simplify US Equity PLUS Convexity ETF
Investment Income
Unaffiliated dividend income	$—	$—	$21,709	$1,077,120
Affiliated dividend income	—	—	3,106,795	—
Interest income	3,673,773	243,068	—	—
Total income	3,673,773	243,068	3,128,504	1,077,120

Expenses
Investment advisory fees	191,958	18,369	318,047	329,370
Interest expense	4,797	3,957	86,398	21,366
Other expenses	10	131	249	88
Total expenses	196,765	22,457	404,694	350,824
Less fees waived (see Note 6):
Waiver	(84,563)	—	(211,946)	(164,774)
Net expenses	112,202	22,457	192,748	186,050
Net investment income (loss)	3,561,571	220,611	2,935,756	891,070

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(366)	(20,538)	(83,598,902)	(8,660,892)
Affiliated investments	—	—	(3,196,520)	—
In-kind redemptions	—	—	—	595,010
Affiliated in-kind redemptions	—	—	1,192,209	—
Futures	(3,945,082)	—	—	—
Written options	—	59,559	46,327,916	3,036,874
Net realized gain (loss)	(3,945,448)	39,021	(39,275,297)	(5,029,008)
Net change in unrealized appreciation (depreciation) on:
Investments	116,929	3,746	(9,044,960)	11,402,812
Affiliated investments	—	—	983,091	—
Futures	(23,297,280)	—	—	—
Written options	—	—	2,456,091	209,135
Net unrealized gain (loss)	(23,180,351)	3,746	(5,605,778)	11,611,947
Net realized and unrealized gain (loss)	(27,125,799)	42,767	(44,881,075)	6,582,939
Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,564,228)	$263,378	$(41,945,319)	$7,474,009

(1)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(2)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/ Period Ended June 30, 2023

	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS GBTC ETF	Simplify US Equity PLUS Upside Convexity ETF	Simplify Volt RoboCar Disruption and Tech ETF
Investment Income
Dividend income*	$4,204,723	$433,729	$186,333	$34,501

Expenses
Investment advisory fees	1,389,813	160,915	54,354	33,452
Interest expense	321,630	2,138	464	1,080
Other expenses	224	58	58	430
Total expenses	1,711,667	163,111	54,876	34,962
Less fees waived (see Note 6):
Waiver	(695,218)	—	(27,233)	—
Net expenses	1,016,449	163,111	27,643	34,962
Net investment income (loss)	3,188,274	270,618	158,690	(461)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(98,135,403)	(1,295,606)	(856,526)	(7,000,339)
In-kind redemptions	(26,055,427)	(10,326,124)	94,746	5,613
Futures	—	560,222	—	—
Written options	53,512,705	—	148,128	6,118,417
Net realized gain (loss)	(70,678,125)	(11,061,508)	(613,652)	(876,309)
Net change in unrealized appreciation (depreciation) on:
Investments	56,682,195	16,201,131	1,816,955	753,506
Futures	—	26,412	—	—
Written options	701,472	—	(9,273)	25,240
Net unrealized gain (loss)	57,383,667	16,227,543	1,807,682	778,746
Net realized and unrealized gain (loss)	(13,294,458)	5,166,035	1,194,030	(97,563)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,106,184)	$5,436,653	$1,352,720	$(98,024)
* Withholding tax	$—	$—	$—	$749

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations

Year/Period Ended June 30, 2023

	Simplify Bitcoin Strategy PLUS Income ETF(1)	Simplify Commodities Strategy No K-1 ETF(2)	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF
Investment Income
Affiliated dividend income	$—	$—	$1,644,658	$—
Interest income	1,367,092	44,263	73,391	4,287,248
Total income	1,367,092	44,263	1,718,049	4,287,248

Expenses
Investment advisory fees	92,716	8,723	208,301	983,779
Interest on reverse repurchase agreement	1,093,025	—	—	—
Interest expense	23,083	—	6,381	33,622
Other expenses	11,070	—	191	30
Total expenses	1,219,894	8,723	214,873	1,017,431
Less fees waived (see Note 6):
Waiver	—	—	(91,586)	—
Net expenses	1,219,894	8,723	123,287	1,017,431
Net investment income (loss)	147,198	35,540	1,594,762	3,269,817

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	838,139	(405)	273,582	(89,801)
Affiliated investments	—	—	(1,257,168)	—
In-kind redemptions	—	—	8,150	—
Affiliated in-kind redemptions	—	—	143,011	—
Futures	6,804,936	(168,260)	—	(24,154,292)
Written options	620,189	—	(1,129,909)	—
Foreign currency transactions	—	—	—	17,351
Capital gain distributions from affiliated funds	—	—	104,844	—
Net realized gain (loss)	8,263,264	(168,665)	(1,857,490)	(24,226,742)
Net change in unrealized appreciation (depreciation) on:
Investments	28,225	63	915,885	10,111
Affiliated investments	—	—	(1,125,429)	—
Foreign currency translations	—	—	—	1,979
Futures	250,618	7,069	—	4,727,966
Written options	—	—	536,979	—
Net unrealized gain (loss)	278,843	7,132	327,435	4,740,056
Net realized and unrealized gain (loss)	8,542,107	(161,533)	(1,530,055)	(19,486,686)
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,689,305	$(125,993)	$64,707	$(16,216,869)

(1)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(2)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations (Continued)

Year/Period Ended June 30, 2023

Simplify Volatility Premium ETF
Investment Income
Dividend income	$308,638
Interest income	5,992,661
Total income	6,301,299

Expenses
Investment advisory fees	785,661
Interest on reverse repurchase agreement	591,039
Interest expense	442,678
Other expenses	852
Total expenses	1,820,230
Net investment income (loss)	4,481,069

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,633,915)
Futures	36,370,631
Written options	(1,008)
Net realized gain (loss)	28,735,708
Net change in unrealized appreciation (depreciation) on:
Investments	640,923
Futures	4,876,574
Net unrealized gain (loss)	5,517,497
Net realized and unrealized gain (loss)	34,253,205
Net Increase (Decrease) in Net Assets Resulting from Operations	$38,734,274

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Aggregate Bond PLUS Credit Hedge ETF		Simplify Developed Ex-US PLUS Downside Convexity ETF
	Year Ended June 30, 2023	For the period February 15, 2022(1) to June 30, 2022	Year Ended June 30, 2023	For the period January 11, 2022(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$89,130	$6,406	$453,297	$383,738
Net realized gain (loss)	(123,717)	871	(2,404,484)	(1,963,909)
Net change in net unrealized appreciation (depreciation)	20,355	(68,334)	2,654,592	(3,792,347)
Net increase (decrease) in net assets resulting from operations	(14,232)	(61,057)	703,405	(5,372,518)

Distributions to Shareholders from:
Distributions	(193,442)	(6,769)	(451,205)	(383,771)
Return of capital	(98,448)	—	—	—
Total distributions	(291,890)	(6,769)	(451,205)	(383,771)

Fund Shares Transactions
Proceeds from shares sold	13,780,959	1,250,025	14,975,651	46,645,061
Value of shares redeemed	(2,844,322)	—	(18,191,143)	(21,147,923)
Net increase (decrease) in net assets resulting from fund share transactions	10,936,637	1,250,025	(3,215,492)	25,497,138
Total net increase (decrease) in Net Assets	10,630,515	1,182,199	(2,963,292)	19,740,849

Net Assets
Beginning of period	1,182,199	—	19,740,849	—
End of period	$11,812,714	$1,182,199	$16,777,557	$19,740,849

Changes in Shares Outstanding
Shares outstanding, beginning of period	50,001	—	1,025,001	—
Shares sold	600,000	50,001 (2)	800,000	2,000,001 (2)
Shares redeemed	(125,000)	—	(975,000)	(975,000)
Shares outstanding, end of period	525,001	50,001	850,001	1,025,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Emerging Markets Equity PLUS Downside Convexity ETF		Simplify Enhanced Income ETF	Simplify Health Care ETF
	Year Ended June 30, 2023	For the period January 11, 2022(1) to June 30, 2022	For the period October 28, 2022(1) to June 30, 2023	Year Ended June 30, 2023	For the period October 8, 2021(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$88,972	$84,736	$187,567	$353,397	$95,372
Net realized gain (loss)	(1,048,064)	(317,361)	234,837	(3,223,584)	(3,890,791)
Net change in net unrealized appreciation (depreciation)	272,241	(933,698)	1,982	4,827,651	(3,171,913)
Net increase (decrease) in net assets resulting from operations	(686,851)	(1,166,323)	424,386	1,957,464	(6,967,332)

Distributions	(88,043)	(84,731)	(453,041)	(399,848)	(85,814)

Fund Shares Transactions
Proceeds from shares sold	1,384,505	8,712,687	26,894,963	94,962,880	105,564,777
Value of shares redeemed	(4,008,315)	—	(1,255,570)	(71,260,601)	(64,707,505)
Net increase (decrease) in net assets resulting from fund share transactions	(2,623,810)	8,712,687	25,639,393	23,702,279	40,857,272
Total net increase (decrease) in Net Assets	(3,398,704)	7,461,633	25,610,738	25,259,895	33,804,126

Net Assets
Beginning of period	7,461,633	—	—	33,804,126	—
End of period	$4,062,929	$7,461,633	$25,610,738	$59,064,021	$33,804,126

Changes in Shares Outstanding
Shares outstanding, beginning of period	375,001	—	—	1,375,001	—
Shares sold	75,000	375,001 (2)	1,075,001 (2)	3,675,000	3,925,001 (2)
Shares redeemed	(225,000)	—	(50,000)	(2,825,000)	(2,550,000)
Shares outstanding, end of period	225,001	375,001	1,025,001	2,225,001	1,375,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Hedged Equity ETF		Simplify High Yield PLUS Credit Hedge ETF
	Year Ended June 30, 2023	For the period November 2, 2021(1) to June 30, 2022	Year Ended June 30, 2023	For the period February 15, 2022(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$900,809	$163,070	$1,342,066	$13,092
Net realized gain (loss)	(537,959)	2,079,317	534,079	(2,573,020)
Net change in net unrealized appreciation (depreciation)	10,760,851	(4,207,546)	54,828	(117,592)
Net increase (decrease) in net assets resulting from operations	11,123,701	(1,965,159)	1,930,973	(2,677,520)

Distributions to Shareholders from:
Distributions	(4,428,969)	(163,205)	(2,959,704)	(267,687)
Return of capital	—	—	(708,226)	(128,698)
Total distributions	(4,428,969)	(163,205)	(3,667,930)	(396,385)

Fund Shares Transactions
Proceeds from shares sold	119,805,768	40,756,521	43,515,463	35,417,121
Variable transaction fees (see Note 8)	—	—	—	11,467
Value of shares redeemed	(57,066,544)	(1,264,918)	(26,548,334)	(2,344,308)
Net increase (decrease) in net assets resulting from fund share transactions	62,739,224	39,491,603	16,967,129	33,084,280
Total net increase (decrease) in Net Assets	69,433,956	37,363,239	15,230,172	30,010,375

Net Assets
Beginning of period	37,363,239	—	30,010,375	—
End of period	$106,797,195	$37,363,239	$45,240,547	$30,010,375

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,625,001	—	1,350,001	—
Shares sold	5,125,000	1,675,001 (2)	1,925,000	1,450,001 (2)
Shares redeemed	(2,450,000)	(50,000)	(1,200,000)	(100,000)
Shares outstanding, end of period	4,300,001	1,625,001	2,075,001	1,350,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Interest Rate Hedge ETF		Simplify Intermediate Term Treasury Futures Strategy ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	For the period September 28, 2021(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,979,611	$84,026	$1,338,107	$211,551
Net realized gain (loss)	93,935,396	(4,002,256)	(8,252,209)	(10,837,774)
Net change in net unrealized appreciation (depreciation)	(58,638,322)	63,416,182	(1,461,252)	(1,130,315)
Net increase (decrease) in net assets resulting from operations	42,276,685	59,497,952	(8,375,354)	(11,756,538)

Distributions	(3,979,978)	(40,085)	(1,438,455)	(204,525)

Fund Shares Transactions
Proceeds from shares sold	14,379,391	179,625,840	51,335,724	91,225,507
Variable transaction fees (see Note 8)	2,285,825	2,721,271	—	—
Value of shares redeemed	(139,082,947)	(2,688,355)	(28,395,498)	(39,050,264)
Net increase (decrease) in net assets resulting from fund share transactions	(122,417,731)	179,658,756	22,940,226	52,175,243
Total net increase (decrease) in Net Assets	(84,121,024)	239,116,623	13,126,417	40,214,180

Net Assets
Beginning of period	301,976,744	62,860,121	40,214,180	—
End of period	$217,855,720	$301,976,744	$53,340,597	$40,214,180

Changes in Shares Outstanding
Shares outstanding, beginning of period	5,275,001	1,550,001	2,200,001	—
Shares sold	200,000	3,775,000	3,075,000	4,350,001 (2)
Shares redeemed	(2,075,000)	(50,000)	(1,650,000)	(2,150,000)
Shares outstanding, end of period	3,400,001	5,275,001	3,625,001	2,200,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Market Neutral Equity Long/Short ETF	Simplify Opportunistic Income ETF		Simplify Propel Opportunities ETF	Simplify Short Term Treasury Futures Strategy ETF	Simplify Stable Income ETF
	For the period June 14, 2023(1) to June 30, 2023	For the period June 27, 2023(1) to June 30, 2023		For the period February 8, 2023(1) to June 30, 2023	For the period November 15, 2022(1) to June 30, 2023	For the period October 28, 2022(1) to June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,382	$9,278		$(129,558)	$3,561,571	$220,611
Net realized gain (loss)	(84,475)	—		(990,028)	(3,945,448)	39,021
Net change in net unrealized appreciation (depreciation)	(5,072)	6,511		(3,583,016)	(23,180,351)	3,746
Net increase (decrease) in net assets resulting from operations	(84,165)	15,789		(4,702,602)	(23,564,228)	263,378

Distributions to Shareholders from:
Distributions	—	—		(3,107,601)	(4,542,976)	(258,351)
Return of capital	—	—		(2,920,001)	—	—
Total distributions	—	—		(6,027,602)	(4,542,976)	(258,351)

Fund Shares Transactions
Proceeds from shares sold	4,358,968	37,500,114		127,642,507	595,701,359	15,032,078
Value of shares redeemed	—	—		(16,740,643)	(33,327,455)	(627,595)
Net increase (decrease) in net assets resulting from fund share transactions	4,358,968	37,500,114		110,901,864	562,373,904	14,404,483
Total net increase (decrease) in Net Assets	4,274,803	37,515,903		100,171,660	534,266,700	14,409,510

Net Assets
Beginning of period	—	—		—	—	—
End of period	$4,274,803	$37,515,903		$100,171,660	$534,266,700	$14,409,510

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—		—	—	—
Shares sold	175,001 (2)	1,500,001	(2)	5,320,001 (2)	24,925,001 (2)	600,001 (2)
Shares redeemed	—	—		(750,000)	(1,350,000)	(25,000)
Shares outstanding, end of period	175,001	1,500,001		4,570,001	23,575,001	575,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Tail Risk Strategy ETF		Simplify US Equity PLUS Convexity ETF
	Year Ended June 30, 2023	For the period September 14, 2021(1) to June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,935,756	$953,022	$891,070	$1,002,679
Net realized gain (loss)	(39,275,297)	(14,596,077)	(5,029,008)	4,127,886
Net change in net unrealized appreciation (depreciation)	(5,605,778)	2,862,955	11,611,947	(16,329,153)
Net increase (decrease) in net assets resulting from operations	(41,945,319)	(10,780,100)	7,474,009	(11,198,588)

Distributions to Shareholders from:
Distributions	(2,839,722)	(962,486)	(890,883)	(1,474,658)
Return of capital	—	(2,924,115)	—	—
Total distributions	(2,839,722)	(3,886,601)	(890,883)	(1,474,658)

Fund Shares Transactions
Proceeds from shares sold	33,478,385	128,006,147	67,604,172	40,488,427
Value of shares redeemed	(76,385,084)	(8,940,176)	(62,025,267)	(55,509,149)
Net increase (decrease) in net assets resulting from fund share transactions	(42,906,699)	119,065,971	5,578,905	(15,020,722)
Total net increase (decrease) in Net Assets	(87,691,740)	104,399,270	12,162,031	(27,693,968)

Net Assets
Beginning of period	104,399,270	—	61,252,502	88,946,470
End of period	$16,707,530	$104,399,270	$73,414,533	$61,252,502

Changes in Shares Outstanding
Shares outstanding, beginning of period	5,225,001	—	2,304,000	2,904,000
Shares sold	2,700,000	5,650,001 (2)	2,550,000	1,250,000
Shares redeemed	(5,075,000)	(425,000)	(2,328,999)	(1,850,000)
Shares outstanding, end of period	2,850,001	5,225,001	2,525,001	2,304,000

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS		Simplify US Equity PLUS
	Downside Convexity ETF		GBTC ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,188,274	$4,492,888	$270,618	$723,650
Net realized gain (loss)	(70,678,125)	2,022,408	(11,061,508)	(1,939,170)
Net change in net unrealized appreciation (depreciation)	57,383,667	(77,003,767)	16,227,543	(17,674,515)
Net increase (decrease) in net assets resulting from operations	(10,106,184)	(70,488,471)	5,436,653	(18,890,035)

Distributions to Shareholders from:
Distributions	(3,166,409)	(5,375,711)	(94,553)	(2,342,098)
Return of capital	—	—	(174,233)	—
Total distributions	(3,166,409)	(5,375,711)	(268,786)	(2,342,098)

Fund Shares Transactions
Proceeds from shares sold	92,541,300	424,502,655	1,855,304	14,440,227
Value of shares redeemed	(408,472,788)	(128,515,412)	(85,622,116)	(8,421,626)
Net increase (decrease) in net assets resulting from fund share transactions	(315,931,488)	295,987,243	(83,766,812)	6,018,601
Total net increase (decrease) in Net Assets	(329,204,081)	220,123,061	(78,598,945)	(15,213,532)

Net Assets
Beginning of period	444,818,694	224,695,633	87,340,336	102,553,868
End of period	$115,614,613	$444,818,694	$8,741,391	$87,340,336

Changes in Shares Outstanding
Shares outstanding, beginning of period	16,800,001	7,425,001	4,275,001	4,050,001
Shares sold	3,450,000	13,725,000	75,000	525,000
Shares redeemed	(16,025,000)	(4,350,000)	(4,000,000)	(300,000)
Shares outstanding, end of period	4,225,001	16,800,001	350,001	4,275,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Upside Convexity ETF		Simplify Volt RoboCar Disruption and Tech ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$158,690	$152,276	$(461)	$26,469
Net realized gain (loss)	(613,652)	1,133,499	(876,309)	(3,553,320)
Net change in net unrealized appreciation (depreciation)	1,807,682	(3,048,045)	778,746	(338,137)
Net increase (decrease) in net assets resulting from operations	1,352,720	(1,762,270)	(98,024)	(3,864,988)

Distributions to Shareholders from:
Distributions	(113,758)	(422,428)	—	(18,980)
Return of capital	—	—	—	(12,160)
Total distributions	(113,758)	(422,428)	—	(31,140)

Fund Shares Transactions
Proceeds from shares sold	3,357,979	12,148,895	465,708	8,809,599
Value of shares redeemed	(8,136,895)	(7,293,147)	(623,533)	(2,438,630)
Net increase (decrease) in net assets resulting from fund share transactions	(4,778,916)	4,855,748	(157,825)	6,370,969
Total net increase (decrease) in Net Assets	(3,539,954)	2,671,050	(255,849)	2,474,841

Net Assets
Beginning of period	11,968,103	9,297,053	4,550,435	2,075,594
End of period	$8,428,149	$11,968,103	$4,294,586	$4,550,435

Changes in Shares Outstanding
Shares outstanding, beginning of period	450,001	300,001	500,420	175,420
Shares sold	125,000	375,000	50,000	525,000
Shares redeemed	(300,000)	(225,000)	(75,419)	(200,000)
Shares outstanding, end of period	275,001	450,001	475,001	500,420

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Bitcoin Strategy PLUS Income ETF		Simplify Commodities Strategy No K-1 ETF	Simplify Macro Strategy ETF
	For the period September 30, 2022(1) to June 30, 2023		For the period March 28, 2023(1) to June 30, 2023	Year Ended June 30, 2023	For the period May 17, 2022(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$147,198		$35,540	$1,594,762	$27,306
Net realized gain (loss)	8,263,264		(168,665)	(1,857,490)	(16,351)
Net change in net unrealized appreciation (depreciation)	278,843		7,132	327,435	(349,718)
Net increase (decrease) in net assets resulting from operations	8,689,305		(125,993)	64,707	(338,763)

Distributions	(1,198,175)		(25,000)	(1,363,559)	(2,773)

Fund Shares Transactions
Proceeds from shares sold	17,461,565		6,322,453	52,046,178	6,827,612
Value of shares redeemed	—		—	(5,936,670)	—
Net increase (decrease) in net assets resulting from fund share transactions	17,461,565		6,322,453	46,109,508	6,827,612
Total net increase (decrease) in Net Assets	24,952,695		6,171,460	44,810,656	6,486,076

Net Assets
Beginning of period	—		—	6,486,076	—
End of period	$24,952,695		$6,171,460	$51,296,732	$6,486,076

Changes in Shares Outstanding
Shares outstanding, beginning of period	—		—	275,001	—
Shares sold	1,380,001	(2)	250,001 (2)	2,175,000	275,001 (2)
Shares redeemed	—		—	(250,000)	—
Shares outstanding, end of period	1,380,001		250,001	2,200,001	275,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Managed Futures Strategy ETF		Simplify Volatility Premium ETF
	Year Ended June 30, 2023	For the period March 8, 2022(1) to June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,269,817	$(10,483)	$4,481,069	$74,299
Net realized gain (loss)	(24,226,742)	(153,846)	28,735,708	(5,287,825)
Net change in net unrealized appreciation (depreciation)	4,740,056	1,538,662	5,517,497	(2,206,484)
Net increase (decrease) in net assets resulting from operations	(16,216,869)	1,374,333	38,734,274	(7,420,010)

Distributions to Shareholders from:
Distributions	(10,767,132)	—	(28,995,598)	(123,628)
Return of capital	—	—	—	(11,320,688)
Total distributions	(10,767,132)	—	(28,995,598)	(11,444,316)

Fund Shares Transactions
Proceeds from shares sold	269,507,617	32,559,577	253,466,733	174,190,526
Value of shares redeemed	(143,417,215)	(5,297,406)	(38,880,630)	(70,918,163)
Net increase (decrease) in net assets resulting from fund share transactions	126,090,402	27,262,171	214,586,103	103,272,363
Total net increase (decrease) in Net Assets	99,106,401	28,636,504	224,324,779	84,408,037

Net Assets
Beginning of period	28,636,504	—	99,265,156	14,857,119
End of period	$127,742,905	$28,636,504	$323,589,935	$99,265,156

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,050,001	—	4,475,001	550,001
Shares sold	9,350,000	1,250,001 (2)	11,425,000	6,875,000
Shares redeemed	(5,400,000)	(200,000)	(1,775,000)	(2,950,000)
Shares outstanding, end of period	5,000,001	1,050,001	14,125,001	4,475,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Period Ended June 30, 2023

Simplify Bitcoin Strategy PLUS Income ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,689,305
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(13,929,936)
Net purchases and sales in short term investments	(63,606,444)
Net change in unrealized (appreciation) / depreciation on investments	(28,225)
Net realized (gain) / loss from sales of investments	(838,139)
Net realized (gain) / loss from written options	(620,189)
Proceeds from sale of securities	14,973,558
Net amortization of premium / (discount)	(1,358,669)
(Increase) Decrease in dividends and interest receivable	(5,975)
(Increase) Decrease in securities sold receivable	(17,706,200)
(Increase) Decrease in due from broker	(1,829,776)
Increase (Decrease) in other accrued expenses	12,200
Increase (Decrease) in investment advisory fees payable	15,804
Net Cash Provided by / (Used for) Operating Activities	(76,232,686)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	17,461,565
Proceeds from reverse repurchase agreement	5,369,171,616
Payments made on reverse repurchase agreement	(5,309,199,665)
Distributions paid	(991,175)
Cash provided by (used for) financing activities	76,442,341
Net increase (decrease) in cash	209,655
Cash and Restricted Cash(2):
Cash and Restricted Cash, at beginning of period	—
Cash and Restricted Cash, at end of period	$209,655

(1)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(2)	Cash and restricted cash include cash and cash held as collateral for futures.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$1,093,025

Reconciliation of Restricted and Unrestricted Cash at the beginning of period to the Statements of Assets and Liabilities
Cash	$—

Reconciliation of Restricted and Unrestricted Cash at the end of period to the Statements of Assets and Liabilities
Cash	$209,655

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2023

Simplify Volatility Premium ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$38,734,274
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(182,905,095)
Net purchases and sales in short term investments	(312,898,818)
Net change in unrealized (appreciation) / depreciation on investments	(640,923)
Net realized (gain) / loss from sales of investments	7,633,915
Net realized (gain) / loss from written options	1,008
Proceeds from sale of securities	277,477,109
Net amortization of premium / (discount)	(4,479,334)
(Increase) Decrease in dividends and interest receivable	(153,980)
(Increase) Decrease in securities sold receivable	(173,208,719)
(Increase) Decrease in due from broker	(153,067,228)
Interest payable on reverse repurchase agreement	(11,287)
Increase (Decrease) in investment advisory fees payable	74,368
Increase (Decrease) securities purchased payable	70,428,738
Net Cash Provided by / (Used for) Operating Activities	(433,015,972)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	252,896,404
Shares redeemed	(38,880,630)
Proceeds from reverse repurchase agreement	946,615,956
Payments made on reverse repurchase agreement	(839,529,023)
Distributions paid	(24,627,598)
Increase in bank overdraft	95,387,936
Cash provided by (used for) financing activities	391,863,045
Net increase (decrease) in cash	(41,152,927)
Cash and Restricted Cash(1):
Cash and Restricted Cash, at beginning of year	41,152,927
Cash and Restricted Cash, at end of year	$—

(1)	Cash and restricted cash include cash and cash held as collateral for futures.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$591,039

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$13,045,300
Deposit at broker for futures contracts	$28,107,627

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Aggregate Bond PLUS Credit Hedge ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$23.64		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.55		0.13
Net realized and unrealized gain (loss)	(0.45)		(1.35)
Total from investment operations	0.10		(1.22)
Less distributions from:
Net investment income	(0.83)		(0.14)
Return of capital	(0.41)		—
Total distributions	(1.24)		(0.14)
Net Asset Value, end of period	$22.50		$23.64
Total Return (%)	0.49	(c)	(4.89	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$12		$1
Ratio of expenses before fee waiver (%)	0.87	(e)(f)	0.50	(f)(g)
Ratio of expenses after fee waiver (%)	0.60	(e)(f)	0.25	(f)(g)
Ratio of net investment income (loss) (%)	2.44		1.43	(g)
Portfolio turnover rate (%)(h)	400		14	(d)

Simplify Developed Ex-US PLUS Downside Convexity ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(i)
Net Asset Value, beginning of period	$19.26		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.40		0.31
Net realized and unrealized gain (loss)	0.49		(5.68)
Total from investment operations	0.89		(5.37)
Less distributions from:
Net investment income	(0.41)		(0.37)
Total distributions	(0.41)		(0.37)
Net Asset Value, end of period	$19.74		$19.26
Total Return (%)	4.67		(21.47	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$17		$20
Ratio of expenses before fee waiver (%)	0.55	(f)(j)	0.50	(f)(g)
Ratio of expenses after fee waiver (%)	0.30	(f)(j)	0.25	(f)(g)
Ratio of net investment income (loss) (%)	2.08		2.97	(g)
Portfolio turnover rate (%)(h)	0		4	(d)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.05%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$19.90		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.27		0.32
Net realized and unrealized gain (loss)	(1.77)		(5.19)
Total from investment operations	(1.50)		(4.87)
Less distributions from:
Net investment income	(0.34)		(0.23)
Total distributions	(0.34)		(0.23)
Net Asset Value, end of period	$18.06		$19.90
Total Return (%)	(7.51)		(19.50	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$4		$7
Ratio of expenses before fee waiver (%)	0.56	(d)(e)	0.50	(e)(f)
Ratio of expenses after fee waiver (%)	0.31	(d)(e)	0.25	(e)(f)
Ratio of net investment income (loss) (%)	1.48		3.09	(f)
Portfolio turnover rate (%)(g)	0		2	(c)

Simplify Enhanced Income ETF Selected Per Share Data	Period Ended June 30, 2023(h)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.65
Net realized and unrealized gain (loss)	0.60
Total from investment operations	1.25
Less distributions from:
Net investment income	(1.23)
Net realized gains	(0.03)
Total distributions	(1.26)
Net Asset Value, end of period	$24.99
Total Return (%)	5.07	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$26
Ratio of expenses (%)	0.87	(f)(i)
Ratio of net investment income (loss) (%)	3.92	(f)
Portfolio turnover rate (%)(g)	0	(c)

(a)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Health Care ETF Selected Per Share Data	Year Ended June 30, 2023	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$24.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.08
Net realized and unrealized gain (loss)	1.99	(0.42)
Total from investment operations	2.17	(0.34)
Less distributions from:
Net investment income	(0.20)	(0.08)
Total distributions	(0.20)	(0.08)
Net Asset Value, end of period	$26.55	$24.58
Total Return (%)	8.81	(1.38	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$59	$34
Ratio of expenses (%)	0.50	0.50	(d)
Ratio of net investment income (loss) (%)	0.72	0.45	(d)
Portfolio turnover rate (%)(e)	118	146	(c)

Simplify Hedged Equity ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(f)
Net Asset Value, beginning of period	$22.99		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.24		0.18
Net realized and unrealized gain (loss)	2.58		(2.04)
Total from investment operations	2.82		(1.86)
Less distributions from:
Net investment income	(0.54)		(0.15)
Net realized gains	(0.43)		—
Total distributions	(0.97)		(0.15)
Net Asset Value, end of period	$24.84		$22.99
Total Return (%)	12.65		(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$107		$37
Ratio of expenses (%)	0.73	(g)(h)	0.50	(d)(h)
Ratio of net investment income (loss) (%)	1.02		1.16	(d)
Portfolio turnover rate (%)(e)	10		2	(c)

(a)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.23%.
(h)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify High Yield PLUS Credit Hedge ETF Selected Per Share Data	Year Ended June 30, 2023	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$22.23	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.67	0.01
Net realized and unrealized gain (loss)	0.76	(2.44)
Total from investment operations	1.43	(2.43)
Variable transaction fees (see Note 8)	—	0.01
Less distributions from:
Net investment income	(1.39)	(0.24)
Return of capital	(0.47)	(0.11)
Total distributions	(1.86)	(0.35)
Net Asset Value, end of period	$21.80	$22.23
Total Return (%)	6.75	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$45	$30
Ratio of expenses before fee waiver (%)	0.51 (d)	0.50	(e)(f)
Ratio of expenses after fee waiver (%)	0.26 (d)	0.25	(e)(f)
Ratio of net investment income (loss) (%)	3.05	0.15	(e)
Portfolio turnover rate (%)(g)	0	77	(c)

Simplify Interest Rate Hedge ETF Selected Per Share Data	Years Ended June 30		Period Ended June 30,
	2023	2022	2021(h)
Net Asset Value, beginning of period	$57.25	$40.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.45	0.03	(0.00	)(i)
Net realized and unrealized gain (loss)	5.75	15.86	(10.42)
Total from investment operations	7.20	15.89	(10.42)
Variable transaction fees (see Note 8)	0.47	0.82	0.97
Less distributions from:
Net investment income	(0.84)	(0.01)	—
Total distributions	(0.84)	(0.01)	—
Net Asset Value, end of period	$64.08	$57.25	$40.55
Total Return (%)	13.35	41.18	(18.89	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$218	$302	$63
Ratio of expenses (%)	0.50	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	2.26	0.05	(0.05	)(e)
Portfolio turnover rate (%)(g)	124	3	0	(c)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	Annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period May 11, 2021 (commencement of operations) through June 30, 2021.
(i)	Less than $.005.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Intermediate Term Treasury Futures Strategy ETF Selected Per Share Data	Year Ended June 30, 2023	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$18.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.51	0.14
Net realized and unrealized gain (loss)	(3.53)	(6.74)
Total from investment operations	(3.02)	(6.60)
Less distributions from:
Net investment income	(0.55)	(0.12)
Total distributions	(0.55)	(0.12)
Net Asset Value, end of period	$14.71	$18.28
Total Return (%)	(16.61)	(26.47	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$53	$40
Ratio of expenses before fee waiver (%)	0.27 (d)	0.25	(e)
Ratio of expenses after fee waiver (%)	0.17 (d)	0.15	(e)
Ratio of net investment income (loss) (%)	3.16	0.85	(e)
Portfolio turnover rate (%)(f)	0	153	(c)

Simplify Market Neutral Equity Long/Short ETF Selected Per Share Data	Period Ended June 30, 2023(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss)	(0.61)
Total from investment operations	(0.57)
Net Asset Value, end of period	$24.43
Total Return (%)	(2.29	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$4
Ratio of expenses (%)	1.00	(e)
Ratio of net investment income (loss) (%)	4.02	(e)
Portfolio turnover rate (%)(f)	0	(c)

(a)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period June 14, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Opportunistic Income ETF Selected Per Share Data	Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss)	—
Total from investment operations	0.01
Net Asset Value, end of period	$25.01
Total Return (%)	0.04	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$38
Ratio of expenses before fee waiver (%)	0.95	(d)
Ratio of expenses after fee waiver (%)	0.50	(d)
Ratio of net investment income (loss) (%)	4.52	(d)
Portfolio turnover rate (%)(e)	0	(c)

Simplify Propel Opportunities ETF Selected Per Share Data	Period Ended June 30, 2023(f)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss)	(1.36)
Total from investment operations	(1.40)
Less distributions from:
Net investment income	(0.87)
Return of capital	(0.81)
Total distributions	(1.68)
Net Asset Value, end of period	$21.92
Total Return (%)	(4.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$100
Ratio of expenses before fee waiver (%)	2.75	(d)(g)
Ratio of expenses after fee waiver (%)	2.50	(d)(g)
Ratio of net investment income (loss) (%)	(0.50	)(d)
Portfolio turnover rate (%)(e)	46	(c)

(a)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Short Term Treasury Futures Strategy ETF Selected Per Share Data	Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.68
Net realized and unrealized gain (loss)	(2.38)
Total from investment operations	(1.70)
Less distributions from:
Net investment income	(0.64)
Total distributions	(0.64)
Net Asset Value, end of period	$22.66
Total Return (%)	(6.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$534
Ratio of expenses before fee waiver (%)	0.26	(d)(e)
Ratio of expenses after fee waiver (%)	0.15	(d)(e)
Ratio of net investment income (loss) (%)	4.62	(d)
Portfolio turnover rate (%)(f)	0	(c)

Simplify Stable Income ETF Selected Per Share Data	Period Ended June 30, 2023(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.70
Net realized and unrealized gain (loss)	0.11
Total from investment operations	0.81
Less distributions from:
Net investment income	(0.74)
Net realized gains	(0.01)
Total distributions	(0.75)
Net Asset Value, end of period	$25.06
Total Return (%)	3.27	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$14
Ratio of expenses (%)	0.43	(d)(h)
Ratio of net investment income (loss) (%)	4.21	(d)
Portfolio turnover rate (%)(f)	0	(c)

(a)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Tail Risk Strategy ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$19.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.97		0.38
Net realized and unrealized gain (loss)	(14.17)		(4.04)
Total from investment operations	(13.20)		(3.66)
Less distributions from:
Net investment income	(0.92)		(0.34)
Return of capital	—		(1.02)
Total distributions	(0.92)		(1.36)
Net Asset Value, end of period	$5.86		$19.98
Total Return (%)	(68.31)		(15.01	)(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$17		$104
Ratio of expenses before fee waiver (%)	0.95	(e)(f)	0.76	(f)(g)(h)
Ratio of expenses after fee waiver (%)	0.45	(e)(f)(i)	0.17	(f)(g)(h)
Ratio of net investment income (loss) (%)	6.92		2.27	(g)
Portfolio turnover rate (%)(j)	68		125	(d)

Simplify US Equity PLUS Convexity ETF Selected Per Share Data	Years Ended June 30			Period Ended June 30,
	2023		2022	2021(k)
Net Asset Value, beginning of period	$26.59		$30.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.36		0.33	0.31
Net realized and unrealized gain (loss)	2.46		(3.85)	5.59
Total from investment operations	2.82		(3.52)	5.90
Less distributions from:
Net investment income	(0.33)		(0.52)	(0.27)
Total distributions	(0.33)		(0.52)	(0.27)
Net Asset Value, end of period	$29.08		$26.59	$30.63
Total Return (%)	10.67		(11.68)	23.68	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$73		$61	$89
Ratio of expenses before fee waiver (%)	0.53	(f)(l)	0.50 (f)	0.50	(f)(g)
Ratio of expenses after fee waiver (%)	0.28	(f)(l)	0.25 (f)	0.25	(f)(g)
Ratio of net investment income (loss) (%)	1.35		1.04	1.35	(g)
Portfolio turnover rate (%)(j)	1		3	6	(d)

(a)	For the period September 14, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.20%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(i)	The ratio of expenses after fee waiver includes a voluntary waiver of 0.25%. See note 6.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(l)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Downside Convexity ETF Selected Per Share Data	Years Ended June 30			Period Ended June 30,
	2023		2022	2021(a)
Net Asset Value, beginning of period	$26.48		$30.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.30		0.35	0.36
Net realized and unrealized gain (loss)	1.07	(c)	(3.76)	5.14
Total from investment operations	1.37		(3.41)	5.50
Less distributions from:
Net investment income	(0.49)		(0.37)	(0.24)
Total distributions	(0.49)		(0.37)	(0.24)
Net Asset Value, end of period	$27.36		$26.48	$30.26
Total Return (%)	5.31		(11.38)	22.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$116		$445	$225
Ratio of expenses before fee waiver (%)	0.62	(e)(f)	0.50 (f)	0.50	(f)(g)
Ratio of expenses after fee waiver (%)	0.37	(e)(f)	0.25 (f)	0.25	(f)(g)
Ratio of net investment income (loss) (%)	1.15		1.14	1.53	(g)
Portfolio turnover rate (%)(h)	0		5	4	(d)

Simplify US Equity PLUS GBTC ETF Selected Per Share Data	Years Ended June 30			Period Ended June 30,
	2023		2022	2021(i)
Net Asset Value, beginning of period	$20.43		$25.32	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18		0.17	0.06
Net realized and unrealized gain (loss)	5.35		(4.51)	0.30
Total from investment operations	5.53		(4.34)	0.36
Less distributions from:
Net investment income	(0.11)		(0.21)	(0.04)
Net realized gains	—		(0.34)	—
Return of capital	(0.87)		—	—
Total distributions	(0.98)		(0.55)	(0.04)
Net Asset Value, end of period	$24.98		$20.43	$25.32
Total Return (%)	27.69		(17.66)	1.46	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$9		$87	$103
Ratio of expenses (%)	0.51	(f)(j)	0.50 (f)	0.51	(f)(g)(j)
Ratio of net investment income (loss) (%)	0.84		0.66	2.65	(g)
Portfolio turnover rate (%)(h)	8		6	2	(d)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period May 25, 2021 (commencement of operations) through June 30, 2021.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Upside Convexity ETF Selected Per Share Data	Years Ended June 30			Period Ended June 30,
	2023		2022	2021(a)
Net Asset Value, beginning of period	$26.60		$30.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.40		0.36	0.32
Net realized and unrealized gain (loss)	3.99		(3.91)	6.02
Total from investment operations	4.39		(3.55)	6.34
Less distributions from:
Net investment income	(0.34)		(0.43)	(0.35)
Net realized gains	—		(0.41)	—
Total distributions	(0.34)		(0.84)	(0.35)
Net Asset Value, end of period	$30.65		$26.60	$30.99
Total Return (%)	16.65		(11.99)	25.52	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$8		$12	$9
Ratio of expenses before fee waiver (%)	0.50	(d)	0.50 (d)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)	0.25 (d)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	1.46		1.13	1.37	(e)
Portfolio turnover rate (%)(f)	0		4	5	(c)

Simplify Volt RoboCar Disruption and Tech ETF Selected Per Share Data	Years Ended June 30			Period Ended June 30,
	2023		2022	2021(g)
Net Asset Value, beginning of period	$9.09		$11.83	$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.00	)(h)	0.06	(0.04)
Net realized and unrealized gain (loss)	(0.05)		(2.75)	(0.63)
Total from investment operations	(0.05)		(2.69)	(0.67)
Less distributions from:
Net investment income	—		(0.03)	—
Return of capital	—		(0.02)	—
Total distributions	—		(0.05)	—
Net Asset Value, end of period	$9.04		$9.09	$11.83
Total Return (%)	(0.54)		(22.91)	(5.34	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$4		$5	$2
Ratio of expenses (%)	0.99	(i)	0.95	0.95	(d)(e)
Ratio of net investment income (loss) (%)	(0.01)		0.46	(0.71	)(e)
Portfolio turnover rate (%)(f)	255		254	20	(c)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period December 29, 2020 (commencement of operations) through June 30, 2021.
(h)	Less than $.005.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Bitcoin Strategy PLUS Income ETF Selected Per Share Data	Period Ended June 30, 2023(a)(b)
Net Asset Value, beginning of period	$12.50
Income (loss) from investment operations:
Net investment income (loss)(c)	0.15
Net realized and unrealized gain (loss)	6.64
Total from investment operations	6.79
Less distributions from:
Net investment income	(1.15)
Net realized gains	(0.06)
Total distributions	(1.21)
Net Asset Value, end of period	$18.08
Total Return (%)	58.15	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$25
Ratio of expenses (%)	11.18	(e)(f)(g)
Ratio of net investment income (loss) (%)	1.35	(e)
Portfolio turnover rate (%)(h)	0	(d)

Simplify Commodities Strategy No K-1 ETF Selected Per Share Data	Period Ended June 30, 2023(i)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.20
Net realized and unrealized gain (loss)	(0.41)
Total from investment operations	(0.21)
Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net Asset Value, end of period	$24.69
Total Return (%)	(0.86	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$6
Ratio of expenses (%)	0.75	(e)(g)
Ratio of net investment income (loss) (%)	3.06	(e)
Portfolio turnover rate (%)(h)	0	(d)

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	As a result of the Fund having earmarked or segregated securities to collateralize its reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended. Therefore, a “Senior Securities” table is not disclosed.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Macro Strategy ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$23.59		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.35		0.16
Net realized and unrealized gain (loss)	(0.43)		(1.56)
Total from investment operations	0.92		(1.40)
Less distributions from:
Net investment income	(1.19)		(0.01)
Total distributions	(1.19)		(0.01)
Net Asset Value, end of period	$23.32		$23.59
Total Return (%)	3.94	(c)	(5.61	)(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$51		$6
Ratio of expenses before fee waiver (%)	0.77	(e)(f)	0.75	(f)(g)
Ratio of expenses after fee waiver (%)	0.44	(e)(f)(h)	0.45	(f)(g)
Ratio of net investment income (loss) (%)	5.74		5.88	(g)
Portfolio turnover rate (%)(i)	71		11	(d)

Simplify Managed Futures Strategy ETF Selected Per Share Data	Year Ended June 30, 2023		Period Ended June 30, 2022(j)
Net Asset Value, beginning of period	$27.27		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.67		(0.02)
Net realized and unrealized gain (loss)	(0.58)		2.29
Total from investment operations	0.09		2.27
Less distributions from:
Net investment income	(1.14)		—
Net realized gains	(0.67)		—
Total distributions	(1.81)		—
Net Asset Value, end of period	$25.55		$27.27
Total Return (%)	0.13		9.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$128		$29
Ratio of expenses (%)	0.78	(f)(k)	0.75	(f)(g)
Ratio of net investment income (loss) (%)	2.49		(0.27	)(g)
Portfolio turnover rate (%)(i)	0		0	(d)

(a)	For the period May 17, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	The ratio of expenses after fee waiver includes a voluntary waiver of 0.12%. See note 6.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(j)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Volatility Premium ETF Selected Per Share Data	Years Ended June 30				Period Ended June 30,
	2023(b)		2022(b)		2021(a)
Net Asset Value, beginning of period	$22.18		$27.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.63		0.03		(0.02)
Net realized and unrealized gain (loss)	3.97		(1.54)		2.03
Total from investment operations	4.60		(1.51)		2.01
Less distributions from:
Net investment income	(3.87)		(0.04)		—
Return of capital	—		(3.28)		—
Total distributions	(3.87)		(3.32)		—
Net Asset Value, end of period	$22.91		$22.18		$27.01
Total Return (%)	23.14		(6.23)		8.05	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$324		$99		$15
Ratio of expenses (%)	1.16	(e)(f)	0.61	(f)(g)	0.51	(f)(h)(i)
Ratio of net investment income (loss) (%)	2.85		0.10		(0.51	)(h)
Portfolio turnover rate (%)(j)	260		207		10	(d)

(a)	For the period May 13, 2021 (commencement of operations) through June 30, 2021.
(b)	As a result of the Fund having earmarked or segregated securities to collateralize its reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended. Therefore, a “Senior Securities” table is not disclosed.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.66%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(h)	Annualized.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2023

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2023, the Trust consists of twenty five investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Simplify Aggregate Bond PLUS Credit Hedge ETF
Simplify Developed Ex-US PLUS Downside Convexity ETF
Simplify Emerging Markets Equity PLUS Downside Convexity ETF
Simplify Enhanced Income ETF
Simplify Health Care ETF
Simplify Hedged Equity ETF
Simplify High Yield PLUS Credit Hedge ETF
Simplify Interest Rate Hedge ETF
Simplify Intermediate Term Treasury Futures Strategy ETF
Simplify Market Neutral Equity Long/Short ETF
Simplify Opportunistic Income ETF
Simplify Propel Opportunities ETF
Simplify Short Term Treasury Futures Strategy ETF
Simplify Stable Income ETF
Simplify Tail Risk Strategy ETF
Simplify US Equity PLUS Convexity ETF
Simplify US Equity PLUS Downside Convexity ETF
Simplify US Equity PLUS GBTC ETF
Simplify US Equity PLUS Upside Convexity ETF
Simplify Volt RoboCar Disruption and Tech ETF
Simplify Bitcoin Strategy PLUS Income ETF
Simplify Commodities Strategy No K-1 ETF
Simplify Macro Strategy ETF
Simplify Managed Futures Strategy ETF
Simplify Volatility Premium ETF

Effective October 28, 2022, Simplify Risk Parity Treasury ETF changed its name to Simplify Intermediate Term Treasury Futures Strategy ETF.

The Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Propel Opportunities ETF, Simplify Volt Robocar Disruption and Tech ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Macro Strategy ETF and Simplify Managed Futures Strategy ETF are each a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Intermediate Term Treasury Futures Strategy ETF which offers shares that are listed and traded on the CBOE BZX Exchange, Inc. and Simplify US Equity PLUS GBTC ETF and Simplify Bitcoin Strategy PLUS Income ETF which offer shares that are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”). Unlike mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment objectives
Simplify Aggregate Bond PLUS Credit Hedge ETF	The Fund seeks to maximize total return by investing primarily in investment grade (IG) bonds while mitigating credit risk.
Simplify Developed Ex-US PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Enhanced Income ETF	The Fund seeks to provide monthly income.
Simplify Health Care ETF	The Fund seeks long-term capital appreciation.
Simplify Hedged Equity ETF	The Fund seeks to provide capital appreciation.
Simplify High Yield PLUS Credit Hedge ETF	The Fund seeks to maximize current income by investing primarily in high-yield bonds while mitigating credit risk.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Investment objectives
Simplify Interest Rate Hedge ETF	The Fund seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify Intermediate Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify Market Neutral Equity Long/Short ETF	The Fund seeks to provide positive absolute returns and income.
Simplify Opportunistic Income ETF	The Fund seeks to provide current income. Long-term capital appreciation is a secondary objective.
Simplify Propel Opportunities ETF	The Fund seeks to provide long-term growth of capital.
Simplify Short Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify Stable Income ETF	The Fund seeks to provide monthly income.
Simplify Tail Risk Strategy ETF	The Fund seeks to provide income and capital appreciation while protecting against significant downside risk.
Simplify US Equity PLUS Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS GBTC ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Upside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Volt RoboCar Disruption and Tech ETF	The Fund seeks to provide capital appreciation.
Simplify Bitcoin Strategy PLUS Income ETF	The Fund seeks income and capital gains.
Simplify Commodities Strategy No K-1 ETF	The Fund seeks long term capital appreciation.
Simplify Macro Strategy ETF	The Fund seeks to provide absolute returns.
Simplify Managed Futures Strategy ETF	The Fund seeks long term capital appreciation.
Simplify Volatility Premium ETF	The Fund seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of the S&P 500 VIX short-term futures index while seeking to mitigate extreme volatility.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Bitcoin Strategy PLUS Income ETF	Simplify Bitcoin Strategy PLUS Income Cayman Fund
Simplify Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 Cayman Fund
Simplify Macro Strategy ETF	Simplify Macro Strategy Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2023	% of Fund’s Consolidated Total Assets at June 30, 2023
Simplify Bitcoin Strategy PLUS Income ETF	September 30, 2022	$19,931,674	23.4%
Simplify Commodities Strategy No K-1 ETF	March 28, 2023	$1,326,737	21.4%
Simplify Macro Strategy ETF	May 17, 2022	$3,632,935	6.9%
Simplify Managed Futures Strategy ETF	March 8, 2022	$28,555,393	22.2%
Simplify Volatility Premium ETF	May 13, 2021	$110,217,122	17.3%

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swaptions are valued based on prices provided by a third-party pricing vendor that collects and aggregates market data to produce valuations. These securities are categorized as Level 2 in the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2023 for each Fund based upon the three levels defined above:

Simplify Aggregate Bond PLUS Credit Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,348,385	$—	$—	$7,348,385
U.S. Government Obligations	132,701	3,450,818	—	3,583,519
U.S. Treasury Bills	485,374	—	—	485,374
Total Return Swaps	—	8,459	—	8,459
TOTAL	$7,966,460	$3,459,277	$—	$11,425,737

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(58,910)	$—	$—	$(58,910)
Total Return Swaps	—	(6,081)	—	(6,081)
Futures	(28,513)	—	—	(28,513)
TOTAL	$(87,423)	$(6,081)	$—	$(93,504)

Simplify Developed Ex-US PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,731,698	$—	$—	$16,731,698
Purchased Options	—	145,436	—	145,436
Money Market Funds	305,744	—	—	305,744
TOTAL	$17,037,442	$145,436	$—	$17,182,878

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(110,772)	$—	$(110,772)
TOTAL	$—	$(110,772)	$—	$(110,772)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$4,048,730	$—	$—	$4,048,730
Purchased Options	—	29,008	—	29,008
Money Market Funds	25,269	—	—	25,269
TOTAL	$4,073,999	$29,008	$—	$4,103,007

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(19,408)	$—	$(19,408)
TOTAL	$—	$(19,408)	$—	$(19,408)

Simplify Enhanced Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$25,303,800	$—	$—	$25,303,800
TOTAL	$25,303,800	$—	$—	$25,303,800

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Simplify Health Care ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$57,264,070	$—	$—	$57,264,070
Money Market Funds	179,500	—	—	179,500
TOTAL	$57,443,570	$—	$—	$57,443,570

Simplify Hedged Equity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$109,202,515	$—	$—	$109,202,515
Purchased Options	355,485	—	—	355,485
Money Market Funds	368,970	—	—	368,970
TOTAL	$109,926,970	$—	$—	$109,926,970

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(2,748,303)	$—	$—	$(2,748,303)
TOTAL	$(2,748,303)	$—	$—	$(2,748,303)

Simplify High Yield PLUS Credit Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$45,161,406	$—	$—	$45,161,406
Purchased Options	32,970	—	—	32,970
Total Return Swaps	—	213,294	—	213,294
TOTAL	$45,194,376	$213,294	$—	$45,407,670

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(20,858)	$—	$—	$(20,858)
Total Return Swaps	—	(261,661)	—	(261,661)
TOTAL	$(20,858)	$(261,661)	$—	$(282,519)

Simplify Interest Rate Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$118,692,466	$—	$—	$118,692,466
U.S. Government Obligations	100,860,468	—	—	100,860,468
Purchased Swaptions	—	7,668,949	—	7,668,949
Interest Rate Swaps	—	1,195	—	1,195
TOTAL	$219,552,934	$7,670,144	$—	$227,223,078

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions	$—	$(14,246,455)	$—	$(14,246,455)
TOTAL	$—	$(14,246,455)	$—	$(14,246,455)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Simplify Intermediate Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$52,967,508	$—	$—	$52,967,508
Money Market Funds	207,470	—	—	207,470
TOTAL	$53,174,978	$—	$—	$53,174,978

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(2,602,668)	$—	$—	$(2,602,668)
TOTAL	$(2,602,668)	$—	$—	$(2,602,668)

Simplify Market Neutral Equity Long/Short ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$4,339,165	$—	$—	$4,339,165
Total Return Swaps	—	6,117	—	6,117
TOTAL	$4,339,165	$6,117	$—	$4,345,282

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(12,006)	$—	$(12,006)
TOTAL	$—	$(12,006)	$—	$(12,006)

Simplify Opportunistic Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$35,185,671	$—	$—	$35,185,671
Corporate Bonds	—	590,668	—	590,668
TOTAL	$35,185,671	$590,668	$—	$35,776,339

Simplify Propel Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$70,622,459	$—	$—	$70,622,459
Exchange-Traded Funds	24,403,039	—	—	24,403,039
Corporate Bonds	—	1,693,568	—	1,693,568
Closed-End Funds	1,196,848	—	—	1,196,848
Money Market Funds	3,276,908	—	—	3,276,908
TOTAL	$99,499,254	$1,693,568	$—	$101,192,822

Simplify Short Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$526,246,074	$—	$—	$526,246,074
TOTAL	$526,246,074	$—	$—	$526,246,074

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(23,297,280)	$—	$—	$(23,297,280)
TOTAL	$(23,297,280)	$—	$—	$(23,297,280)

Simplify Stable Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$14,276,432	$—	$—	$14,276,432
TOTAL	$14,276,432	$—	$—	$14,276,432

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Simplify Tail Risk Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$15,472,993	$—	$—	$15,472,993
Purchased Options	2,626,687	—	—	2,626,687
Money Market Funds	33,778	—	—	33,778
TOTAL	$18,133,458	$—	$—	$18,133,458

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,420,133)	$—	$—	$(1,420,133)
TOTAL	$(1,420,133)	$—	$—	$(1,420,133)

Simplify US Equity PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$72,733,632	$—	$—	$72,733,632
Purchased Options	946,565	—	—	946,565
Money Market Funds	334,496	—	—	334,496
TOTAL	$74,014,693	$—	$—	$74,014,693

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(256,603)	$—	$—	$(256,603)
TOTAL	$(256,603)	$—	$—	$(256,603)

Simplify US Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$115,353,759	$—	$—	$115,353,759
Purchased Options	805,033	—	—	805,033
Money Market Funds	70,259	—	—	70,259
TOTAL	$116,229,051	$—	$—	$116,229,051

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(509,225)	$—	$—	$(509,225)
TOTAL	$(509,225)	$—	$—	$(509,225)

Simplify US Equity PLUS GBTC ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,447,369	$—	$—	$7,447,369
Grantor Trusts	847,814	—	—	847,814
Money Market Funds	19,302	—	—	19,302
Futures	30,528	—	—	30,528
TOTAL	$8,345,013	$—	$—	$8,345,013

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Simplify US Equity PLUS Upside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$8,261,235	$—	$—	$8,261,235
Purchased Options	164,480	—	—	164,480
Money Market Funds	78,904	—	—	78,904
TOTAL	$8,504,619	$—	$—	$8,504,619

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(22,650)	$—	$—	$(22,650)
TOTAL	$(22,650)	$—	$—	$(22,650)

Simplify Volt RoboCar Disruption and Tech ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,084,395	$—	$—	$4,084,395
Purchased Options	103,135	—	—	103,135
Money Market Funds	126,771	—	—	126,771
TOTAL	$4,314,301	$—	$—	$4,314,301

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(17,630)	$—	$—	$(17,630)
TOTAL	$(17,630)	$—	$—	$(17,630)

Simplify Bitcoin Strategy PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$65,408,044	$—	$—	$65,408,044
Futures	250,618	—	—	250,618
TOTAL	$65,658,662	$—	$—	$65,658,662

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$(59,971,951)	$—	$—	$(59,971,951)
TOTAL	$(59,971,951)	$—	$—	$(59,971,951)

Simplify Commodities Strategy No K-1 ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$5,424,372	$—	$—	$5,424,372
Futures	46,109	—	—	46,109
TOTAL	$5,470,481	$—	$—	$5,470,481

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(39,040)	$—	$—	$(39,040)
TOTAL	$(39,040)	$—	$—	$(39,040)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Simplify Macro Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$40,780,191	$—	$—	$40,780,191
U.S. Treasury Bills	4,273,154	—	—	4,273,154
Purchased Options	4,919,184	—	—	4,919,184
Money Market Funds	1,238,179	—	—	1,238,179
TOTAL	$51,210,708	$—	$—	$51,210,708

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(979,485)	$—	$—	$(979,485)
TOTAL	$(979,485)	$—	$—	$(979,485)

Simplify Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$108,364,558	$—	$—	$108,364,558
Futures	6,770,054	—	—	6,770,054
TOTAL	$115,134,612	$—	$—	$115,134,612

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(496,925)	$—	$—	$(496,925)
TOTAL	$(496,925)	$—	$—	$(496,925)

Simplify Volatility Premium ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$192,850,691	$—	$—	$192,850,691
U.S. Government Obligations	96,201	117,435,748	—	117,531,949
Purchased Options	933,100	—	—	933,100
Futures	4,411,369	—	—	4,411,369
TOTAL	$198,291,361	$117,435,748	$—	$315,727,109

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$(144,536,933)	$—	$—	$(144,536,933)
TOTAL	$(144,536,933)	$—	$—	$(144,536,933)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy is to pay out dividends from net investment income quarterly, except for Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify Enhanced Income ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Opportunistic Income ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Stable Income ETF, Simplify Tail Risk Strategy ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF. The policy of Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify Enhanced Income ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Opportunistic Income ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Stable Income ETF, Simplify Tail Risk Strategy ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF is to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

4. Derivative Financial Instruments

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, it becomes obligated (if the swaption is exercised) according to the terms of the underlying agreement.

When a Fund writes a swaption, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the written swaption expires, a Fund realizes a gain equal to the amount of the premium paid, which is included in realized gain (loss) on written swaptions in the Statement of Operations. If the written swaption is exercised or sold, the premium received is added to the proceeds or offset against amounts paid on the underlying security to determine the realized gain or loss, which is reported as gain (loss) on written swaptions in the Statements of Operations.

A Fund may also purchase swaptions which involve the payment of premium in exchange for an option to enter into an interest rate swap and credit default swap with specified terms and conditions on a future date. The purchaser has the right, but not the obligation, to enter into the new swap agreement. Periodic payments are typically made during the life of the swap agreement according to the terms of such agreement. Changes in value of purchased swaptions are reported as part of change in unrealized gain (loss) on investments in the Statements of Operations. When the purchased swaption is exercised, terminated, expires or is sold, a Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statements of Operations.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Aggregate Bond PLUS Credit Hedge ETF

Interest Rate Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$28,513

Equity Contracts	Unrealized appreciation on OTC swaps	$8,459	Unrealized depreciation on OTC swaps	$6,081

Equity Contracts	Written options	$—	Written options	$31,894

Interest Rate Contracts	Written options	$—	Written options	$27,016

Simplify Developed Ex-US PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$145,436	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$110,772

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$29,008	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$19,408

Simplify Hedged Equity ETF

Equity Contracts	Investments, at value(1)	$355,485	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$2,748,303

Simplify High Yield PLUS Credit Hedge ETF

Equity Contracts	Investments, at value(1)	$32,970	Investments, at value(1)	$—

Equity Contracts	Unrealized appreciation on OTC swaps	$213,294	Unrealized depreciation on OTC swaps	$261,661

Equity Contracts	Written options	$—	Written options	$20,858

Simplify Interest Rate Hedge ETF

Interest Rate Contracts	Unrealized appreciation on OTC swaps	$1,195	Unrealized depreciation on OTC swaps	$—

Interest Rate Contracts	Investments, at value(2)	$7,668,949	Investments, at value(2)	$14,246,455

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Asset Derivatives		Liability Derivatives
Simplify Intermediate Term Treasury Futures Strategy ETF

Interest Rate Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$2,602,668

Simplify Market Neutral Equity Long/Short ETF

Equity Contracts	Unrealized appreciation on OTC swaps	$6,117	Unrealized depreciation on OTC swaps	$12,006

Simplify Short Term Treasury Futures Strategy ETF

Interest Rate Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$23,297,280

Simplify Tail Risk Strategy ETF

Equity Contracts	Investments, at value(1)	$2,626,687	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$1,420,133

Simplify US Equity PLUS Convexity ETF

Equity Contracts	Investments, at value(1)	$946,565	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$256,603

Simplify US Equity PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$805,033	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$509,225

Simplify US Equity PLUS GBTC ETF

Equity Contracts	Unrealized appreciation on futures contracts*	$30,528	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS Upside Convexity ETF

Equity Contracts	Investments, at value(1)	$164,480	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$22,650

Simplify Volt RoboCar Disruption and Tech ETF

Equity Contracts	Investments, at value(1)	$103,135	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$17,630

Simplify Bitcoin Strategy PLUS Income ETF

Commodity Contracts	Unrealized appreciation on futures contracts*	$250,618	Unrealized depreciation on futures contracts*	$—

Simplify Commodities Strategy No K-1 ETF

Commodity Contracts	Unrealized appreciation on futures contracts*	$46,109	Unrealized depreciation on futures contracts*	$39,040

Simplify Macro Strategy ETF

Equity Contracts	Investments, at value(1)	$4,801,247	Investments, at value(1)	$—

Interest Rate Contracts	Investments, at value(1)	$117,937	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$926,891

Interest Rate Contracts	Written options	$—	Written options	$52,594

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Asset Derivatives		Liability Derivatives
Simplify Managed Futures Strategy ETF

Commodity Contracts	Unrealized appreciation on futures contracts*	$1,730,264	Unrealized depreciation on futures contracts*	$496,925

Interest Rate Contracts	Unrealized appreciation on futures contracts*	$5,039,790	Unrealized depreciation on futures contracts*	$—

Simplify Volatility Premium ETF

Equity Contracts	Unrealized appreciation on futures contracts*	$4,411,369	Unrealized depreciation on futures contracts*	$—

Equity Contracts	Investments, at value(1)	$933,100	Investments, at value(1)	$—

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
(2)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.

For the year/period ended June 30, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$(112,370)	$(2,471)
Simplify Developed Ex-US PLUS Downside Convexity ETF	Equity	(3,860,195)	(323,641)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Equity	(1,254,607)	(13,286)
Simplify Enhanced Income ETF	Equity	(85,290)	—
Simplify Hedged Equity ETF	Equity	(7,171,912)	(1,652,074)
Simplify High Yield PLUS Credit Hedge ETF	Equity	(2,031,425)	(112,288)
Simplify Stable Income ETF	Equity	(20,349)	—
Simplify Tail Risk Strategy ETF	Equity	(83,599,485)	(9,044,959)
Simplify US Equity PLUS Convexity ETF	Equity	(7,937,237)	257,156
Simplify US Equity PLUS Downside Convexity ETF	Equity	(90,707,988)	(5,547,090)
Simplify US Equity PLUS Upside Convexity ETF	Equity	(762,783)	324,645
Simplify Volt RoboCar Disruption and Tech ETF	Equity	(6,947,479)	(9,439)
Simplify Bitcoin Strategy PLUS Income ETF	Equity	(151,349)	—
Simplify Macro Strategy ETF	Equity	(706,170)	1,270,328
Simplify Macro Strategy ETF	Interest Rate	863,091	(455,324)
Simplify Volatility Premium ETF	Equity	(4,644,479)	(449,941)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

For the year ended June 30, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased swaption contracts(b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Interest Rate Hedge ETF	Interest Rate	$105,918,842	$(64,812,864)

(b)	Purchased Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year/period ended June 30, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$25,222	$(2,859)
Simplify High Yield PLUS Credit Hedge ETF	Equity	1,628,717	(383,311)
Simplify High Yield PLUS Credit Hedge ETF	Interest Rate	(374,138)	465,039
Simplify Interest Rate Hedge ETF	Interest Rate	—	466
Simplify Market Neutral Equity Long/Short ETF	Equity	(84,475)	(5,889)

For the year/period ended June 30, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$3,258	$—
Simplify Aggregate Bond PLUS Credit Hedge ETF	Interest Rate	(14,854)	(28,513)
Simplify Intermediate Term Treasury Futures Strategy ETF	Interest Rate	(8,241,602)	(1,474,068)
Simplify Short Term Treasury Futures Strategy ETF	Interest Rate	(3,945,082)	(23,297,280)
Simplify US Equity PLUS GBTC ETF	Equity	560,222	26,412
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	6,804,936	250,618
Simplify Commodities Strategy No K-1 ETF	Commodity	(168,260)	7,069
Simplify Managed Futures Strategy ETF	Commodity	(31,249,227)	(242,191)
Simplify Managed Futures Strategy ETF	Interest Rate	7,094,935	4,970,157
Simplify Volatility Premium ETF	Equity	36,370,631	4,876,574

For the year/period ended June 30, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$175,090	$24,593
Simplify Aggregate Bond PLUS Credit Hedge ETF	Interest Rate	3,963	3,276
Simplify Developed Ex-US PLUS Downside Convexity ETF	Equity	1,798,409	63,976
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Equity	609,158	8,017
Simplify Enhanced Income ETF	Equity	319,946	—
Simplify Hedged Equity ETF	Equity	5,309,471	(1,741,256)
Simplify High Yield PLUS Credit Hedge ETF	Equity	1,364,438	15,460
Simplify Stable Income ETF	Equity	59,559	—
Simplify Tail Risk Strategy ETF	Equity	46,327,916	2,456,091

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify US Equity PLUS Convexity ETF	Equity	$3,036,874	$209,135
Simplify US Equity PLUS Downside Convexity ETF	Equity	53,512,705	701,472
Simplify US Equity PLUS Upside Convexity ETF	Equity	148,128	(9,273)
Simplify Volt RoboCar Disruption and Tech ETF	Equity	6,118,417	25,240
Simplify Bitcoin Strategy PLUS Income ETF	Equity	620,189	—
Simplify Macro Strategy ETF	Equity	(329,282)	313,909
Simplify Macro Strategy ETF	Interest Rate	(800,627)	223,070
Simplify Volatility Premium ETF	Equity	(1,008)	—

For the year ended June 30, 2023, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$29,393	$—	$1,210,886	$(17,783)	$31,861
Simplify Developed Ex-US PLUS Downside Convexity ETF	651,086	—	—	(319,972)	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	204,033	—	—	(106,602)	—
Simplify Enhanced Income ETF	691	—	—	(3,465)	—
Simplify Hedged Equity ETF	1,842,540	—	—	(505,236)	—
Simplify High Yield PLUS Credit Hedge ETF	586,730	—	—	(345,465)	(15,338,455)
Simplify Interest Rate Hedge ETF	—	60,102,213	—	—	6,000
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—	129,655,522	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—	—	—	(3,846)
Simplify Short Term Treasury Futures Strategy ETF	—	—	1,239,893,673	—	—
Simplify Stable Income ETF	238	—	—	(770)	—
Simplify Tail Risk Strategy ETF	18,863,767	—	(441,111)	(10,239,822)	—
Simplify US Equity PLUS Convexity ETF	1,552,519	—	—	(634,499)	—
Simplify US Equity PLUS Downside Convexity ETF	21,193,034	—	—	(11,623,539)	—
Simplify US Equity PLUS GBTC ETF	—	—	5,733,465	—	—
Simplify US Equity PLUS Upside Convexity ETF	59,758	—	—	(1,620)	—
Simplify Volt RoboCar Disruption and Tech ETF	452,983	—	—	(174,592)	—
Simplify Bitcoin Strategy PLUS Income ETF	1,292	—	—	(3,850)	—
Simplify Commodities Strategy No K-1 ETF	—	—	—	—	—
Simplify Macro Strategy ETF	3,102,929	—	—	(345,857)	—
Simplify Managed Futures Strategy ETF	—	—	(875,178,606)	—	—
Simplify Volatility Premium ETF	568,385	—	(38,785,913)	—	—

Certain Funds enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2023:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify Aggregate Bond PLUS Credit Hedge ETF
Goldman Sachs International	$—	$—	$—	$—	$—
Morgan Stanley Capital Services LLC	8,459	(6,081)	—	—	2,378
Bank of America NA	—	—	—	—	—
	$8,459	$(6,081)	$—	$—	$2,378

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Aggregate Bond PLUS Credit Hedge ETF
Goldman Sachs International	$—	$—	$—	$—	$—
Morgan Stanley Capital Services LLC	(6,081)	6,081	—	—	—
Bank of America NA	—	—	—	—	—
	$(6,081)	$6,081	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify High Yield PLUS Credit Hedge ETF
Goldman Sachs International	$—	$—	$—	$—	$—
Morgan Stanley Capital Services LLC	207,769	(207,769)	—	—	—
Bank of America NA	—	—	—	—	—
	$207,769	$(207,769)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify High Yield PLUS Credit Hedge ETF
Goldman Sachs International	$—	$—	$—	$—	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$(260,149)	$207,769	$—	$—	$(52,380)
Bank of America NA	—	—	—	—	—
	$(260,149)	$207,769	$—	$—	$(52,380)

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Collateral Received(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Assets
Simplify Interest Rate Hedge ETF
Goldman Sachs International	$531,050	$(531,050)	$—	$—	$—
Morgan Stanley Capital Services LLC	3,384,467	(2,210,656)	—	(1,173,811)	—
Bank of America NA	3,753,432	(1,433,469)	—	(2,319,963)	—
	$7,668,949	$(4,175,175)	$—	$(3,493,774)	$—

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Liabilities
Simplify Interest Rate Hedge ETF
Goldman Sachs International	$10,602,330	$(531,050)	$—	$(10,071,280)	$—
Morgan Stanley Capital Services LLC	2,210,656	(2,210,656)	—	—	—
Bank of America NA	1,433,469	(1,433,469)	—	—	—
	$14,246,455	$(4,175,175)	$—	$(10,071,280)	$—

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify Market Neutral Equity Long/Short ETF
Goldman Sachs International	$—	$—	$—	$—	$—
Morgan Stanley Capital Services LLC	6,117	(6,117)	—	—	—
Bank of America NA	—	—	—	—	—
	$6,117	$(6,117)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Market Neutral Equity Long/Short ETF
Goldman Sachs International	$—	$—	$—	$—	$—
Morgan Stanley Capital Services LLC	(12,006)	6,117	—	—	(5,889)
Bank of America NA	—	—	—	—	—
	$(12,006)	$6,117	$—	$—	$(5,889)

(1)	The actual collateral received and/or pledged may be more than amount shown.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Bitcoin Strategy PLUS Income ETF
	Gross Amounts of	Gross Amounts Offset in the Consolidated Statements of	Net Amounts Presented in the Consolidated Statements of	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$59,971,951	$—	$59,971,951	$59,971,951	$59,971,951	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Volatility Premium ETF
	Gross Amounts of	Gross Amounts Offset in the Consolidated Statements of	Net Amounts Presented in the Consolidated Statements of	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$144,536,933	$—	$144,536,933	$144,536,933	$144,536,933	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Volatility Premium ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Funds may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

plus accrued interest payments to be made by the Funds to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Funds to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statement of Operations. Borrowing may cause the Funds to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Funds are subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Funds is insufficient or there are delays in the Funds’ ability to access such collateral, the value of an investment in the Funds may decline. For the period ended June 30, 2023, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Volatility Premium ETF were $21,236,804 and 4.68%, and $34,931,733 and 3.08%, respectively.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Bitcoin Strategy PLUS Income ETF liability as of June 30, 2023:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$—	$59,971,951	$59,971,951

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Volatility Premium ETF liability as of June 30, 2023:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$—	$144,536,933	$144,536,933

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Volt Equity LLC (the “Sub-Adviser”) serves as investment sub-adviser to Simplify Volt Cloud and Cybersecurity Disruption ETF and Simplify Volt RoboCar Disruption and Tech ETF. The Sub-Adviser is responsible for day-to-day management of these Funds, subject to supervision of the Adviser. Altis Partners (Jersey) Limited (the “Futures Adviser”) serves as the futures adviser to the Simplify Managed Futures Strategy ETF. Subject to the oversight of the Board and Adviser, the Futures Adviser is responsible for management of the Simplify Managed Futures Strategy ETF’s portfolio. The Futures Adviser was established for the purpose of advising futures strategies. The Futures Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Fund	Management Fee
Simplify Aggregate Bond PLUS Credit Hedge ETF	0.50%
Simplify Developed Ex-US PLUS Downside Convexity ETF	0.50%
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	0.50%
Simplify Enhanced Income ETF	0.50%
Simplify Health Care ETF	0.50%
Simplify Hedged Equity ETF	0.50%
Simplify High Yield PLUS Credit Hedge ETF	0.50%
Simplify Interest Rate Hedge ETF	0.50%
Simplify Intermediate Term Treasury Futures Strategy ETF	0.25%
Simplify Market Neutral Equity Long Short ETF	1.00%
Simplify Opportunistic Income ETF	0.95%
Simplify Propel Opportunities ETF	2.75%
Simplify Short Term Treasury Futures Strategy ETF	0.25%
Simplify Stable Income ETF	0.35%
Simplify Tail Risk Strategy ETF	0.75%
Simplify US Equity PLUS Convexity ETF	0.50%
Simplify US Small Cap PLUS Downside Convexity ETF	0.50%
Simplify US Equity PLUS GBTC ETF	0.50%
Simplify US Equity PLUS Upside Convexity ETF	0.50%
Simplify Volt RoboCar Disruption and Tech ETF	0.95%

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Management Fee
Simplify Bitcoin Strategy Plus Income ETF	0.85%
Simplify Commodities Strategy No K-1 ETF	0.75%
Simplify Macro Strategy ETF	0.75%
Simplify Managed Futures Strategy ETF	0.75%
Simplify Volatility Premium ETF	0.50%

The Adviser for the Funds below has contractually agreed, until at least October 31, 2023, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.25% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year/period ended June 30, 2023, the Adviser waived expenses of the Funds as follows:

Fund	Expenses Waived
Simplify Aggregate Bond PLUS Credit Hedge ETF	$9,735
Simplify High Yield PLUS Credit Hedge ETF	109,850
Simplify US Equity PLUS Convexity ETF	164,774
Simplify US Equity PLUS Downside Convexity ETF	695,218
Simplify US Equity PLUS Upside Convexity ETF	27,233

The Adviser for the Funds below has contractually agreed, until at least October 30, 2023, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.25% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the period ended June 30, 2023, the Adviser waived expenses of the Fund as follows:

Fund	Expenses Waived
Simplify Developed Ex-US PLUS Downside Convexity ETF	$54,550
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	15,011

The Adviser for the Fund below has contractually agreed, until at least October 31, 2023, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.15% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the period ended June 30, 2023, the Adviser waived expenses of the Fund as follows:

Fund	Expenses Waived
Simplify Intermediate Term Treasury Futures Strategy ETF	$42,464
Simplify Short Term Treasury Futures Strategy ETF	84,563

The Adviser for the Fund below has contractually agreed, until at least October 31, 2023, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.50% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), non-affiliated acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the period ended June 30, 2023, the Adviser waived expenses of the Fund as follows:

Fund	Expenses Waived
Simplify Tail Risk Strategy ETF	$105,825

The Adviser has agreed to waive a portion of its management fee earned by investing a Fund’s assets invested in an affiliated fund. The affiliated funds fee waivers are not subject to recoupment. For the period ended June 30, 2023, the affiliated funds fees waived by the Adviser are as follows:

Fund	Affiliated Fees Waived
Simplify Tail Risk Strategy ETF	$106,121

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Affiliated Fees Waived
Simplify Macro Strategy ETF	$33,610

For Simplify Opportunistic Income ETF, the Adviser has contractually agreed to waive its fee payable under the management agreement by 0.45% until 1-year from Fund launch. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser. For the period ended June 30, 2023, the Adviser waived expenses of $924.

For Simplify Propel Opportunities ETF, the Adviser and Sub-Adviser have collectively agreed to waive 0.25% of the management and sub advisory fee on an annualized basis through December 31, 2023. This waiver may be terminated by the Fund’s Board of Trustees on 60 days’ notice and terminates automatically if the management agreement or sub-advisory agreement is terminated. For the period ended June 30, 2023, the Adviser waived expenses of $65,312.

The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to these agreements (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. As of June 30, 2023, the Adviser may potentially recoup the following amounts from the Funds listed below:

	Expires June 30,
Fund	2024	2025	2026
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$1,118	$9,126
Simplify Developed Ex-US PLUS Downside Convexity ETF	—	32,273	54,550
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	—	6,864	15,011
Simplify High Yield PLUS Credit Hedge ETF	—	21,199	109,850
Simplify Intermediate Term Treasury Futures Strategy ETF	3,785	24,822	42,464
Simplify Short Term Treasury Futures Strategy ETF	—	—	84,563
Simplify Tail Risk Strategy ETF	—	104,956	105,825
Simplify US Equity PLUS Convexity ETF	134,087	240,785	164,774
Simplify US Equity PLUS Downside Convexity ETF	164,985	985,654	695,218
Simplify US Equity PLUS Upside Convexity ETF	11,984	33,708	27,233
Simplify Macro Strategy ETF	—	—	57,876

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b- 1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$15,502,928	$12,018,748
Simplify Developed Ex-US PLUS Downside Convexity ETF	—	1,921,199
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	—	577,580
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	58,471,288	59,307,333
Simplify Hedged Equity ETF	9,013,584	8,492,972
Simplify High Yield PLUS Credit Hedge ETF	—	408,795

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Purchases	Sales
Simplify Interest Rate Hedge ETF	$—	$—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—
Simplify Opportunistic Income ETF	592,000	—
Simplify Propel Opportunity ETF	26,720,036	30,823,795
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Stable Income ETF	—	—
Simplify Tail Risk Strategy ETF	26,586,712	72,078,995
Simplify US Equity PLUS Convexity ETF	499,554	4,064,841
Simplify US Equity PLUS Downside Convexity ETF	1,173,842	36,958,657
Simplify US Equity PLUS GBTC ETF	2,605,584	2,385,927
Simplify US Equity PLUS Upside Convexity ETF	424	430,795
Simplify Volt RoboCar Disruption and Tech ETF	8,553,369	8,080,987
Simplify Bitcoin Strategy PLUS Income ETF	13,930,614	14,973,558
Simplify Commodities Strategy No K-1 ETF	—	—
Simplify Macro Strategy ETF	34,719,804	17,263,202
Simplify Managed Futures Strategy ETF	—	—
Simplify Volatility Premium ETF	56,525,315	56,754,151

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$4,056,413	$1,052,605
Simplify Developed Ex-US PLUS Downside Convexity ETF	14,834,611	18,075,384
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	1,377,198	4,003,523
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	94,053,129	70,717,770
Simplify Hedged Equity ETF	112,915,023	55,682,879
Simplify High Yield PLUS Credit Hedge ETF	299,342	—
Simplify Interest Rate Hedge ETF	3,304,321	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—
Simplify Opportunistic Income ETF	—	—
Simplify Propel Opportunity ETF	103,369,372	15,792,705
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Stable Income ETF	—	—
Simplify Tail Risk Strategy ETF	25,058,128	52,910,571
Simplify US Equity PLUS Convexity ETF	66,467,633	61,334,776
Simplify US Equity PLUS Downside Convexity ETF	88,787,309	396,567,126
Simplify US Equity PLUS GBTC ETF	1,763,325	81,215,392
Simplify US Equity PLUS Upside Convexity ETF	3,314,646	8,052,374
Simplify Volt RoboCar Disruption and Tech ETF	439,044	324,316
Simplify Bitcoin Strategy Plus Income ETF	—	—
Simplify Commodities Strategy No K-1 ETF	—	—
Simplify Macro Strategy ETF	24,993,938	4,692,848
Simplify Managed Futures Strategy ETF	—	—
Simplify Volatility Premium ETF	—	—

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Interest Rate Hedge ETF	$163,597,018	$181,832,413
Simplify Volatility Premium ETF	126,375,899	220,722,957

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

to the fixed transaction fee, the Funds may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

9. Federal Income Taxes

For the year/period ended June 30, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Aggregate Bond PLUS Credit Hedge ETF	$46,646	$(46,646)
Simplify Developed Ex-US PLUS Downside Convexity ETF	350,094	(350,094)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	260,459	(260,459)
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	(1,892,986)	1,892,986
Simplify Hedged Equity ETF	(2,355,239)	2,355,239
Simplify High Yield PLUS Credit Hedge ETF	—	—
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	2,550	(2,550)
Simplify Opportunistic Income ETF	—	—
Simplify Propel Opportunities ETF	3,507,147	(3,507,147)
Simplify Short Term Treasury Futures Strategy ETF	1,947	(1,947)
Simplify Stable Income ETF	—	—
Simplify Tail Risk Strategy ETF	4,551,971	(4,551,971)
Simplify US Equity PLUS Convexity ETF	147,380	(147,380)
Simplify US Equity PLUS Downside Convexity ETF	30,065,647	(30,065,647)
Simplify US Equity PLUS GBTC ETF	10,312,694	(10,312,694)
Simplify US Equity PLUS Upside Convexity ETF	(41,011)	41,011
Simplify Volt RoboCar Disruption and Tech ETF	67,316	(67,316)
Simplify Bitcoin Strategy PLUS Income ETF	250,679	(250,679)
Simplify Commodities Strategy No K-1 ETF	160,278	(160,278)
Simplify Macro Strategy ETF	(90,579)	90,579
Simplify Managed Futures Strategy ETF	31,897,190	(31,897,190)
Simplify Volatility Premium ETF	4,281,731	(4,281,731)

The tax character of dividends and distributions declared for the year/period ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Aggregate Bond PLUS Credit Hedge ETF	$193,442	$—	$98,448
Simplify Developed Ex-US PLUS Downside Convexity ETF	451,205	—	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	88,043	—	—
Simplify Enhanced Income ETF	450,816	2,225	—
Simplify Health Care ETF	399,848	—	—
Simplify Hedged Equity ETF	2,448,208	1,980,761	—
Simplify High Yield PLUS Credit Hedge ETF	2,959,704	—	708,226
Simplify Interest Rate Hedge ETF	3,979,978	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	1,438,455	—	—
Simplify Propel Opportunities ETF	3,107,601	—	2,920,001
Simplify Short Term Treasury Futures Strategy ETF	4,542,976	—	—
Simplify Stable Income ETF	257,816	535	—
Simplify Tail Risk Strategy ETF	2,839,722	—	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify US Equity PLUS Convexity ETF	$890,883	$—	$—
Simplify US Equity PLUS Downside Convexity ETF	3,166,409	—	—
Simplify US Equity PLUS GBTC ETF	94,553	—	174,233
Simplify US Equity PLUS Upside Convexity ETF	113,758	—	—
Simplify Bitcoin Strategy PLUS Income ETF	1,171,779	26,396	—
Simplify Commodities Strategy No K-1 ETF	25,000	—	—
Simplify Macro Strategy ETF	1,363,559	—	—
Simplify Managed Futures Strategy ETF	6,630,857	4,136,275	—
Simplify Volatility Premium ETF	28,995,598	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year/period ended June 30, 2022 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Aggregate Bond PLUS Credit Hedge ETF	$6,769	$—	$—
Simplify Developed Ex-US PLUS Downside Convexity ETF	383,771	—	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	84,731	—	—
Simplify Health Care ETF	85,814	—	—
Simplify Hedged Equity ETF	163,205	—	—
Simplify High Yield PLUS Credit Hedge ETF	267,687	—	128,698
Simplify Interest Rate Hedge ETF	40,085	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	204,525	—	—
Simplify Tail Risk Strategy ETF	962,486	—	2,924,115
Simplify US Equity PLUS Convexity ETF	1,474,658	—	—
Simplify US Equity PLUS Downside Convexity ETF	5,375,711	—	—
Simplify US Equity PLUS GBTC ETF	1,475,693	866,405	—
Simplify US Equity PLUS Upside Convexity ETF	298,034	124,394	—
Simplify Volt RoboCar Disruption and Tech ETF	18,979	—	12,160
Simplify Macro Strategy ETF	2,773	—	—
Simplify Volatility Premium ETF	123,628	—	11,320,688

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$—	$(100,000)	$(99,623)	$(29,231)	$—	$(228,854)
Simplify Developed Ex-US PLUS Downside Convexity ETF	367,592	—	(365,500)	(1,137,755)	(3,606,560)	—	(4,742,223)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	30,184	—	(29,250)	(664,768)	(1,101,655)	—	(1,765,489)
Simplify Enhanced Income ETF	25,759	78,639	(135,000)	1,947	—	—	(28,655)
Simplify Health Care ETF	232,857	—	(269,750)	446,286	(6,677,297)	—	(6,267,904)
Simplify Hedged Equity ETF	1,643,338	2,291,888	(9,417,585)	7,685,052	—	—	2,202,693
Simplify High Yield PLUS Credit Hedge ETF	—	—	(207,500)	(66,514)	(3,699,924)	—	(3,973,938)
Simplify Interest Rate Hedge ETF	20,366,880	72,949,145	(342,500)	(7,064,485)	—	—	85,909,040
Simplify Intermediate Term Treasury Futures Strategy ETF	86,678	—	(180,000)	10,916	(20,691,088)	—	(20,773,494)
Simplify Market Neutral Equity Long/Short ETF	—	—	—	2,860	(84,475)	—	(81,615)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Opportunistic Income ETF	$9,278	$—	$—	$6,511	$—	$—	$15,789
Simplify Propel Opportunities ETF	—	—	(3,107,601)	(956,180)	(239,275)	—	(4,303,056)
Simplify Short Term Treasury Futures Strategy ETF	1,100,542	—	(2,080,000)	116,792	—	(27,242,591)	(28,105,257)
Simplify Stable Income ETF	45,494	13,287	(57,500)	3,746	—	—	5,027
Simplify Tail Risk Strategy ETF	155,720	—	(114,000)	(786,618)	(51,109,003)	—	(51,853,901)
Simplify US Equity PLUS Convexity ETF	479,937	—	(3,915,228)	2,826,431	(3,376,519)	—	(3,985,379)
Simplify US Equity PLUS Downside Convexity ETF	835,615	—	(813,750)	(3,887,073)	(52,599,076)	—	(56,464,284)
Simplify US Equity PLUS GBTC ETF	—	—	(27,500)	148,049	(4,837,871)	—	(4,717,322)
Simplify US Equity PLUS Upside Convexity ETF	53,001	—	(52,250)	(160,276)	(899,978)	—	(1,059,503)
Simplify Volt RoboCar Disruption and Tech ETF	—	—	—	(2,636)	(4,455,172)	—	(4,457,808)
Simplify Bitcoin Strategy PLUS Income ETF	7,512,008	157,958	(207,000)	278,843	—	—	7,741,809
Simplify Commodities Strategy No K-1 ETF	27,288	—	(25,000)	7,132	(135)	—	9,285
Simplify Macro Strategy ETF	335,393	—	(152,250)	(465,621)	(1,448,734)	—	(1,731,212)
Simplify Managed Futures Strategy ETF	2,663,160	2,568,845	(490,000)	1,378,791	—	—	6,120,796
Simplify Volatility Premium ETF	16,274,496	—	(4,368,000)	3,888,527	(4,391,919)	—	11,403,104

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral and Subpart F income.

At June 30, 2023, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$11,541,489	$1,098,960	$(1,198,583)	$(99,623)
Simplify Developed Ex-US PLUS Downside Convexity ETF	18,384,609	63,976	(1,201,731)	(1,137,755)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	4,775,792	17,060	(681,828)	(664,768)
Simplify Enhanced Income ETF	25,301,853	3,014	(1,067)	1,947
Simplify Health Care ETF	56,997,284	3,021,147	(2,574,861)	446,286
Simplify Hedged Equity ETF	102,241,918	8,503,481	(818,429)	7,685,052
Simplify High Yield PLUS Credit Hedge ETF	45,187,059	72,544,398	(72,610,912)	(66,514)
Simplify Interest Rate Hedge ETF	220,041,108	7,721,693	(14,786,178)	(7,064,485)
Simplify Intermediate Term Treasury Futures Strategy ETF	53,164,062	11,539	(623)	10,916
Simplify Market Neutral Equity Long/Short ETF	4,338,348	17,538,680	(17,535,820)	2,860
Simplify Opportunistic Income ETF	35,769,828	7,843	(1,332)	6,511
Simplify Propel Opportunities ETF	102,149,002	19,077,435	(20,033,615)	(956,180)
Simplify Short Term Treasury Futures Strategy ETF	526,129,282	118,744	(1,952)	116,792
Simplify Stable Income ETF	14,272,686	3,746	—	3,746
Simplify Tail Risk Strategy ETF	19,020,084	583,342	(1,369,960)	(786,618)
Simplify US Equity PLUS Convexity ETF	71,188,262	3,307,507	(481,076)	2,826,431
Simplify US Equity PLUS Downside Convexity ETF	120,116,124	701,473	(4,588,546)	(3,887,073)
Simplify US Equity PLUS GBTC ETF	8,166,471	280,139	(132,090)	148,049
Simplify US Equity PLUS Upside Convexity ETF	8,664,895	—	(160,276)	(160,276)
Simplify Volt RoboCar Disruption and Tech ETF	4,316,937	583,015	(585,651)	(2,636)
Simplify Bitcoin Strategy PLUS Income ETF	65,379,819	278,853	(10)	278,843
Simplify Commodities Strategy No K-1 ETF	5,424,309	48,143	(41,011)	7,132
Simplify Macro Strategy ETF	52,055,145	2,306,764	(2,772,385)	(465,621)
Simplify Managed Futures Strategy ETF	108,362,041	2,035,201	(659,483)	1,378,791

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Volatility Premium ETF	$311,838,582	$4,494,032	$(605,505)	$3,888,527

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2023:

Fund	Amount
Simplify Interest Rate Hedge ETF	$3,805,662
Simplify Managed Futures Strategy ETF	337,047

At June 30, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$29,231	$29,231
Simplify Developed Ex-US PLUS Downside Convexity ETF	2,597,420	1,009,140	3,606,560
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	797,624	304,031	1,101,655
Simplify Health Care ETF	5,821,502	855,795	6,677,297
Simplify High Yield PLUS Credit Hedge ETF	3,340,554	359,370	3,699,924
Simplify Intermediate Term Treasury Futures Strategy ETF	9,304,629	11,386,459	20,691,088
Simplify Market Neutral Equity Long/Short ETF	84,475	—	84,475
Simplify Propel Opportunities ETF	6,051	233,224	239,275
Simplify Tail Risk Strategy ETF	31,935,804	19,173,199	51,109,003
Simplify US Equity PLUS Convexity ETF	2,320,987	1,055,532	3,376,519
Simplify US Equity PLUS Downside Convexity ETF	33,960,066	18,639,010	52,599,076
Simplify US Equity PLUS GBTC ETF	2,154,588	2,683,283	4,837,871
Simplify US Equity PLUS Upside Convexity ETF	351,002	548,976	899,978
Simplify Volt RoboCar Disruption and Tech ETF	4,169,739	285,433	4,455,172
Simplify Commodities Strategy No K-1 ETF	135	—	135
Simplify Macro Strategy ETF	1,259,836	188,898	1,448,734
Simplify Volatility Premium ETF	4,391,919	—	4,391,919

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2023, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year Ordinary Losses
Simplify Short Term Treasury Futures Strategy ETF	$27,242,591	$—

10. In-Kind Seeding

Net assets and other attributes contributed for Simplify Propel Opportunities ETF (SURI) were $60,286,654 in cash and securities at fair market of $71,250,025 and unrealized appreciation of $10,963,371, in exchange for 2,850,001 shares at a NAV of $25 on February 7, 2023. On June 21, 2023, additional net assets and other attributes contributed for Simplify Propel Opportunities ETF (SURI) were $29,722,184 in cash and securities at fair market of $37,751,058 and unrealized appreciation of $8,028,874 in exchange for 1,650,000 shares at a NAV of $22.88. The fair value of assets contributed for Simplify Propel Opportunities ETF (SURI) became the new cost basis for financial reporting purposes.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2023

11. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of Simplify Exchange Traded Funds comprising the funds listed below (the “Funds”) as of June 30, 2023, the related statements of operations or consolidated statements of operations and cash flows (as applicable), the statements of changes in net assets or consolidated statements of changes in net assets, the related notes, and the financial highlights or consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations and cash flows (as applicable), the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows (as applicable)	Statements of Changes in Net Assets	Financial Highlights
Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, and Simplify US Equity PLUS Upside Convexity ETF	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023 and 2022, and for the period from September 4, 2020 (commencement of operations) through June 30, 2021
Simplify Volt RoboCar Disruption and Tech ETF	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023 and 2022, and for the period from December 29, 2020 (commencement of operations) through June 30, 2021
Simplify Interest Rate Hedge ETF	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023 and 2022, and for the period from May 11, 2021 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS GBTC ETF	For the year ended June 30, 2023	For the years ended June 30, 2023 and 2022	For the years ended June 30, 2023 and 2022, and for the period from May 25, 2021 (commencement of operations) through June 30, 2021
Simplify Volatility Premium ETF	Consolidated for the year ended June 30, 2023	Consolidated for the years ended June 30, 2023 and 2022	Consolidated for the years ended June 30, 2023 and 2022, and for the period from May 13, 2021 (commencement of operations) through June 30, 2021
Simplify Health Care ETF	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from October 8, 2021 (commencement of operations) through June 30, 2022

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Fund Name	Statements of Operations and Cash Flows (as applicable)	Statements of Changes in Net Assets	Financial Highlights
Simplify Developed Ex-US PLUS Downside Convexity ETF and Simplify Emerging Markets Equity PLUS Downside Convexity ETF	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from January 11, 2022 (commencement of operations) through June 30, 2022
Simplify Intermediate Term Treasury Futures Strategy ETF (formerly Simplify Risk Parity Treasury ETF)	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from September 28, 2021 (commencement of operations) through June 30, 2022
Simplify Tail Risk Strategy ETF	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from September 14, 2021 (commencement of operations) through June 30, 2022
Simplify Hedged Equity ETF	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from November 2, 2021 (commencement of operations) through June 30, 2022
Simplify Macro Strategy ETF	Consolidated for the year ended June 30, 2023	Consolidated for the year ended June 30, 2023, and for the period from May 17, 2022 (commencement of operations) through June 30, 2022
Simplify Aggregate Bond PLUS Credit Hedge ETF and Simplify High Yield PLUS Credit Hedge ETF	For the year ended June 30, 2023	For the year ended June 30, 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Managed Futures Strategy ETF	Consolidated for the year ended June 30, 2023	Consolidated for the year ended June 30, 2023, and for the period from March 8, 2022 (commencement of operations) through June 30, 2022
Simplify Short Term Treasury Futures Strategy ETF	For the period from November 15, 2022 (commencement of operations) through June 30, 2023
Simplify Enhanced Income ETF and Simplify Stable Income ETF	For the period from October 28, 2022 (commencement of operations) through June 30, 2023
Simplify Propel Opportunities ETF	For the period from February 8, 2023 (commencement of operations) through June 30, 2023
Simplify Bitcoin Strategy PLUS Income ETF	Consolidated statement of operations, statement of changes in net assets, and financial highlights for the period from September 30, 2022 (commencement of operations) through June 30, 2023
Simplify Commodities Strategy No K-1 ETF	Consolidated statement of operations, statement of changes in net assets, and financial highlights for the period from March 28, 2023 (commencement of operations) through June 30, 2023
Simplify Market Neutral Equity Long/Short ETF	For the period from June 14, 2023 (commencement of operations) through June 30, 2023
Simplify Opportunistic Income ETF	For the period from June 27, 2023 (commencement of operations) through June 30, 2023

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 29, 2023

Simplify Exchange Traded Funds

Trustees and Officers (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupations during the Past 5 Years	Number of Portfolios during Fund Complex** Overseen by Trustee	Other Directorships Held during the Past 5 Years
Christopher Caltagirone Year of Birth: 1971	Independent Trustee	Deputy Sheriff, Ravalli County Sheriff’s Department (2019 to Present); Unemployed (2015 to 2019); Portfolio Manager, PIMCO (2006 to 2015)	25	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present)	25	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present)	25	None

Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupations during the Past 5 Years	Number of Portfolios during Fund Complex** Overseen by Trustee	Other Directorships Held during the Past 5 Years
Paul Kim Year of Birth: 1977	Trustee, President and Treasurer since 2020	Co-Founder, Simplify Asset Management Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020)	25	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
James Nash Year of Birth: 1981	Chief Compliance Officer since 2020	Director, Foreside Financial Group, LLC (2016 to Present); Regulatory Administration Advisor, JP Morgan Chase & Co. (2014 to 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the funds in the Trust.

Each Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-772-8488.

Simplify Exchange Traded Funds

Board Considerations in Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Simplify Commodities Strategy No K-1 ETF (and subsidiary)

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on March 22, 2023 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between the Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Commodities Strategy No K-1 ETF (the “Fund” or “New Fund”) and its Cayman subsidiary; and a sub-advisory agreement between Simplify and Altis Partners (Jersey) Limited (the “Sub-Adviser” or “Altis”) with respect to the New Fund.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Fund and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, managed approximately $1.42 billion in assets as of December 31, 2022, and specialized in offering a variety of innovative investment strategies that incorporated various derivative overlays. They reviewed the background information of the key investment personnel that would be responsible for servicing the New Fund and noted the extensive industry experience. The Trustees discussed the personnel added to the service term by the Adviser since the launch of the Trust, noting the high quality and prior experience of each. They noted their appreciation for direct access to the most senior members of the management team of Simplify. The Trustees then discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring, and that the Adviser would also manage the composition of the portfolio. The Trustees also discussed that the Sub-Adviser would be responsible for the portfolio modeling on futures trading, advise the day-to-day portfolio administration including inflow investment and outflow security liquidations, rebalancing and compliance trade execution. They noted the Adviser’s belief that the proposed New Fund will provide clients with differentiated multi-asset strategies, leveraging the Adviser’s expertise in asset allocation as well as convex risk mitigation and return enhancement. The Trustees noted that Simplify would monitor compliance with the New Fund’s investment restrictions. The Trustees considered the growth in the size and number of funds in the Trust, observed that the Adviser had sufficient financial and personnel resources to service the New Fund, and concluded that, based on the Board’s experience with the Adviser had the resources and access to capital to provide high quality service to the New Fund and its shareholders.

Performance

The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2022, noting that the strategy performed well, but that it underperformed the benchmark for the one- and five-year, and since inception periods ended December 31, 2022. The Trustees considered the Adviser’s experience managing specialized thematic ETFs including managed futures and noted that the Fund is expected to produce returns with significantly less volatility than an all-equity allocation. Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that Simplify had the tools to deliver favorable returns to the shareholders of the New Fund.

Fees and Expenses

The Trustees acknowledged that the New Fund had a proposed advisory fee and net expense ratio of 0.75% and 0.75%, respectively. The Trustees noted that the proposed advisory fee was slightly higher than the Fund’s peer group and the Morningstar category averages, and that the net expense ratio was slightly higher than the peer group average, but below the Morningstar category’s average. The Trustees acknowledged that the fees charged by the Adviser and the total expense ratio were in line with the fees charged by the peer group and Morningstar category. They also acknowledged that the Fund incorporated a derivatives overlay strategy to augment the risk return profile of the Fund and as such, the fees to be charged by the adviser were well within reason for the strategy. The Trustees agreed that the proposed advisory fees were not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Simplify. They noted that because the New Fund had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. They further noted that Simplify projected making a modest profit in each of year one and year two in connection with the New Fund if estimated asset levels were achieved. They concluded that based on the information provided by Simplify, the estimated profitability was not excessive with respect to the New Fund.

Economies of Scale

The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They discussed the New Fund’s prospects for growth. The Trustees noted the Adviser’s belief that the current proposed advisory fees were very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. They

Simplify Exchange Traded Funds

Board Considerations in Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

discussed whether the Adviser would benefit from economies of scale related to the New Fund from lower variable costs and decreasing impact of fixed costs but acknowledged these were likely offset by the additional resources necessary to manage the New Fund. They noted that Simplify had agreed to consider breakpoints for the New Fund if assets of the New Fund reached a certain level. Based on these and other considerations, the Trustees agreed that the proposed arrangements were acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion

Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interest of the New Fund and its respective future shareholders.

Simplify Management Agreement with respect to Cayman Controlled Foreign Corporation (Simplify Commodities Strategy No K-1 Cayman Fund)

The Trustees concluded that their prior deliberations with respect to the investment advisory agreement applied as well to the management agreement (the “Cayman Agreement”) between the Adviser and Simplify Commodities Strategy No K-1 Cayman Fund (the “Cayman Subsidiary”). Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the Cayman Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Cayman Agreement was in the best interest of the Cayman Subsidiary and the Fund.

Simplify Commodities Strategy No K-1 ETF—Trading Advisory Agreement (Altis Partners (Jersey) Limited)

Nature, Extent, and Quality of Service. The Trustees noted that Altis Partners London (“APL”) was founded in 2000 by four principals, two of whom remain active partners, and redomiciled to Jersey in 2005, creating Altis. They also noted that the Sub-Adviser currently provides investment advisory services. They acknowledged that Altis would provide proprietary research, analysis and recommendations to the Adviser to assist the New Fund in achieving its goals. The Trustees reviewed the background information on the key investment personnel who would be responsible for servicing the New Fund, taking into account their education and business experience, and noting the investment team’s experience with technology. The Trustees acknowledged that the Sub-Adviser offers investors liquid and transparent products supported by a highly refined infrastructure. The Trustees discussed the Sub-Adviser’s investment process, noting that the Sub-Adviser evaluated company financial condition, management team, corporate and product development strategy, governance, shareholder constituency and potential catalysis for growth. They then discussed the Sub-Adviser’s approach to ensuring compliance with the Fund’s investment limitations before making recommendations. It was noted that there have been no material compliance issues that arose within the past thirty six months regarding any other mutual fund, pooled investment vehicle or private account managed by Altis. The Trustees concluded that the Sub-Adviser was expected to provide quality service to the New Fund and its shareholders.

Performance

The Trustees reviewed the Altis Master Fund ICC/Altis Enhanced Macro Master Fund Incorporated Cell and Simplify Managed Futures Strategy ETF returns versus the benchmark, Soc Gen CTA Index, for the one-, five-, ten-year and since inception periods ended December 31, 2022, annualized over a twelve-month period. The Trustees noted that in managing the investment strategy of the New Fund, Altis would utilize the same approach as previously discussed. The Trustees acknowledged that the Sub-Adviser provided the track record of a related Simplify ETF and they discussed the performance and volatility of the relevant ETF. Taking all factors into consideration, the Trustees concluded that Altis had the tools to deliver favorable returns to the shareholders of the New Fund.

Fees and Expenses

The Trustees acknowledged that Simplify, rather than the Fund, would pay Altis a sub-advisory fee equal to 0.375% of 0.75% advisory fee. The Trustees also considered the fee paid to the Sub-Adviser by the recently launched Simplify Managed Futures ETF of 0.25% annually, with a fee range from 1% management fee to 20% performance fee. The Trustees considered the allocation of advisory fees among the Adviser and Sub-Adviser in light of their respective duties. The Trustees noted that the total fees are less than the average for the other accounts managed by the Sub-Adviser and they agreed that the proposed sub-advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Altis. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations, with projections of 12% profit in year one, and 70% profit in year two, if estimated asset levels were achieved. They concluded that based on the information provided by Altis, the estimated profitability was not excessive.

Economies of Scale

The Trustees considered whether Altis would realize economies of scale with respect to the sub-advisory services provided to the New Fund. The Trustees agreed that the sub-advisory fee, as the principal component of the overall advisory fee, was the primary consideration with respect to economies of scale. The Trustees considered whether breakpoints would be appropriate. The Trustees agreed that the proposed arrangement was acceptable and would be reevaluate at the first contract renewal in two years.

Simplify Exchange Traded Funds

Board Considerations in Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Conclusion

Having requested and received such information from Altis as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Trading Advisory Agreement was in the best interest of Altis and its future shareholders.

Simplify Market Neutral Long/Short ETF (EQLS)

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on May 19, 2023 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of Simplify Market Neutral Long/Short ETF (the “Fund”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreement.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, managed approximately $1.34 billion in assets as of March 31, 2023, and specialized in offering a variety of innovative investment strategies that incorporated various derivative overlays. They reviewed the background information of the key investment personnel that would be responsible for servicing the Fund and noted the extensive industry experience. The Trustees discussed the personnel added to the service term by the Adviser since the launch of the Trust, noting the high quality and prior experience of each. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring. They discussed the Adviser’s role with, and without, the services of a sub-adviser. They noted the Adviser’s belief that the Fund would provide investors with diverse exposure to investments strategies, in addition to the Trust’s current offerings, allowing for diversification and potential return enhancement. The Trustees noted that Simplify would monitor compliance with the Fund’s investment restrictions. The Trustees considered the growth in the size and number of funds in the Trust, observed that the Adviser had sufficient personnel resources to service the Fund, access to capital, and concluded that, based on the Board’s experience with the Adviser, Simplify would provide high quality service to the Fund and its shareholders.

Performance

The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2022, noting that the strategy outperformed the benchmark for the one- five-, and ten-year, and since inception periods ended December 31, 2022. The Trustees considered the Adviser’s experience managing specialized thematic ETFs and noted that the Fund was expected to produce returns with significantly less volatility than an all-equity allocation.

Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that Simplify had the tools to deliver favorable returns to the shareholders of the Fund.

Fees and Expenses

The Trustees acknowledged that Simplify Market Neutral Equity Long/Short ETF had a proposed annual advisory fee of 1.00% The Trustees noted that the proposed advisory fee was higher than the Fund’s adviser selected peer group (six funds) average advisory fee and Morningstar category average advisory fee, and that the estimated net expense ratio was lower than the averages of its peer group and expected Morningstar category.

The Trustees acknowledged that the fees to be charged by the Adviser were competitive with the fees charged by other similar funds in the industry. They also acknowledged that the Fund incorporated a derivative overlay strategy to augment the risk return profile of the Fund and as such, the fees to be charged by the Adviser were well within reason for the strategy. The Trustees agreed that the proposed advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Simplify. They noted that because the Fund had not yet commenced operations, the profitability analysis provided were estimated based on projected asset growth over the first 24 months of operations. They further noted that Simplify projected making a reasonable profit in connection with the Fund if estimated asset levels were achieved. The Trustees concluded that based on the information provided by Simplify, the estimated profitability was not excessive with respect to the Fund.

Simplify Exchange Traded Funds

Board Considerations in Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale

The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They discussed the Fund’s prospects for growth. The Trustees noted the Adviser’s belief that the current proposed advisory fee was very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. They discussed whether the Adviser would benefit from economies of scale related to the Fund from lower variable costs and decreasing impact of fixed costs. They noted that Simplify had agreed to consider breakpoints for the Fund if assets of the Fund reached a certain level. Based on these and other considerations, the Trustees agreed that the proposed arrangements were acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion

Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interest of the Fund and its future shareholders.

Simplify Opportunistic Income ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on May 26, 2023 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment management agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of Simplify Opportunistic Income ETF (the “Fund”) and the approval of the sub-advisory agreement between Simplify, Asterozoa Management LLC (the “Sub-Adviser” or “Asterozoa”) and the Trust on behalf of the Fund.

Nature, Extent, and Quality of Service. The Board noted that the Adviser was founded in 2020, managed approximately $1.34 billion in assets as of March 31, 2023, and specialized in offering a variety of innovative investment strategies that incorporated various derivative overlays. The Board reviewed the credentials of the key investment personnel that would be responsible for servicing the Fund, noting that each had considerable experience in the asset management industry. The Board discussed the personnel added to the service team by the Adviser since the launch of the Trust, noting the high quality and prior experience of each. The Board considered that the Adviser would manage the Fund’s derivatives strategy, administration, trade execution and compliance monitoring. They discussed the Adviser’s role in conjunction with the services of the Sub-Adviser. They noted the Adviser’s belief that the Fund would provide investors with diverse exposure to investments strategies, in addition to the Trust’s current offerings, allowing for diversification and potential return enhancement. The Board noted that the Adviser would monitor compliance with the Fund’s investment restrictions. The Board considered the growth in the size and number of funds in the Trust and access to capital and observed that the Adviser had sufficient personnel resources to service the Fund. The Board concluded that, based on its experience with the Adviser, they could expect the Adviser to provide high quality service to the Fund and its shareholders.

Performance

The Board reviewed the investment objective of the Fund and examined the performance of other Funds in the Trust. They noted that the Sub-Adviser would be responsible for fixed income security selection and the Adviser would be responsible for the Fund’s derivatives strategy and trade execution. The Board discussed the Adviser’s experience working with sub-advisers and the value that the Adviser can bring to a strategy. Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Board concluded that the Adviser had the potential deliver favorable returns to the shareholders of the Fund.

Fees and Expenses

The Trustees noted that the Adviser proposed annual advisory fee of 0.95% for the Fund, waived to 0.50% for the first year of operations. The Trustees then acknowledged the proposed advisory fee before the waiver was higher than the average advisory fee of the Fund’s expected Morningstar category and on par with the adviser selected peer group (four funds), and that the estimated net expense ratio was lower than both the average of its peer group and its expected Morningstar category. The Board discussed the cost of the Sub-Adviser services relative to the Adviser services, and the allocation of duties among them. The Board acknowledged that the proposed fee was competitive with the fees charged by other similar funds in the industry. They also acknowledged the complexity of incorporating a derivative overlay strategy to augment the risk return profile of the Fund and as such, the fee to be charged by the Adviser was well within reason for the strategy. Given these considerations, the Board concluded that the Adviser’s proposed advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by the Adviser. They noted that because the Fund had not yet commenced operations, the profitability analysis provided were estimated based on projected asset growth over the first 24 months of operations. They further noted that Simplify projected a small loss for the first 12 months and a reasonable profit in 24 months if estimated asset levels were achieved. The Board agreed that based on the information provided by the Adviser, the estimated profits, both in terms of actual dollars and as a percent of total revenue, would not be excessive.

Simplify Exchange Traded Funds

Board Considerations in Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale

The Board considered whether economies of scale would likely be realized by the Adviser during the initial term of the Management Agreement. They discussed the Fund’s prospects for growth. The Board noted the Adviser’s belief that the current proposed advisory fee was very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. They discussed whether the Adviser would benefit from economies of scale related to the Fund from lower variable costs and decreasing impact of fixed costs. The Board noted that the Adviser had agreed to consider breakpoints for the Fund if assets reached a certain level. Based on these and other considerations, the Board agreed that the proposed arrangement was acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Management Agreement was in the best interest of the Fund and its future shareholders.

Simplify Opportunistic Income ETF—Approval of Sub-Advisory Agreement (Asterozoa)

Nature, Extent, and Quality of Service. The Board noted that Asterozoa, an alternatives investment manager, was founded in 2021, managed approximately $8 million in assets as of March 31, 2023, and specialized in offering investors differentiated alternatives products designed to create unique portfolio exposures for investors who are concerned with broad market correlation and enhancing portfolio diversification. The Board acknowledged that the Sub-Adviser would be responsible for fixed income security selection and the Adviser would be responsible for the Fund’s derivatives strategy and trade execution. They reviewed the background information of the personnel who would be responsible for servicing the Fund, considering the portfolio manager’s strong background and experience at leading financial institutions. The Board discussed the Sub-Adviser’s investment approach, and the Adviser’s approach to compliance. The Board concluded that it could expect the Sub-Adviser to provide quality service to the Fund and its shareholders.

Performance

The Board reviewed the returns of two private fund managed by the Sub-Adviser, noting that in each case it was difficult to draw conclusions due to their short performance histories and the unique nature of the strategies employed. The Board discussed the performance and volatility of the strategies. The Board considered that the Adviser had assessed and recommended Asterozoa and believed it had the resources to deliver favorable returns to the shareholders of the Fund. The Board concluded that retaining the services of Asterozoa as sub-adviser to the Fund was in the best interests of shareholders.

Fees and Expenses

The Trustees acknowledged that the Adviser, rather than the Fund, would pay the Sub-Adviser a sub-advisory fee equal to 0.60% of the Fund’s net assets with a waiver for 1-year, resulting in a sub-advisory fee of 0.35% lower than the stated sub-advisory fee. The Board observed that private funds managed by Asterozoa each paid a 2% management fee and 20% performance fee. The Board considered the allocation of advisory fees among the Adviser and Sub-Adviser in light of their respective duties. The Board agreed that the proposed sub-advisory fee was not unreasonable.

Profitability

The Board reviewed the profit analysis provided by the Sub-Adviser. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. The Board further noted that the Sub-Adviser projected making a modest profit after the second year of operations in connection with the Fund, assuming estimated asset levels were achieved. The Board concluded that based on the information provided by the Sub-Adviser, the estimated profitability was not excessive.

Economies of Scale

The Board considered whether the Sub-Adviser would realize economies of scale with respect to the sub-advisory services to be provided to the Fund. The Board agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.

Conclusion

Having requested and received such information from Asterozoa as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its future shareholders.

Simplify Exchange Traded Funds

Liquidity Risk Management (Unaudited)

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Funds’ liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The Simplify Liquidity Risk Management Program Administrator (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from Simplify Asset Management, Inc., the Funds’ investment adviser.

At its August 18, 2023 meeting, the Board reviewed a written report (the “Report”) prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule, for the period from July 1, 2022 through June 30, 2023 (the “Reporting Period”). Among other things, the Report summarized the Administrator’s annual liquidity risk assessment, classification of the Funds’ portfolio holdings and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. Further, the Report noted that the Program compiled with key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, including reviewing the Funds’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; investments in derivatives; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; holdings of cash and cash equivalents as well as borrowing arrangements and other funding sources; the relationship between each Fund’s portfolio liquidity and the way in which, and the price and spreads at which, each Fund’s shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants (including authorized participants); and the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.

The Report concluded that, during the Reporting Period: (1) there were no material changes to the Program; (2) there were no significant liquidity events impacting any Fund; and (3) that it is the Administrator’s assessment that the Program is adequately designed and has been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site at www.simplify.us at or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 772-8488.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-772-8488.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2023.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Developed Ex-US PLUS Downside Convexity ETF	100.00%	00.00%
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	60.17%	00.00%
Simplify Health Care ETF	100.00%	99.60%
Simplify Tail Risk Strategy ETF	1.88%	00.00%
Simplify US Equity PLUS Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS Downside Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS GBTC ETF	100.00%	100.00%
Simplify US Equity PLUS Upside Convexity ETF	100.00%	98.25%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

Investment Adviser Simplify Asset Management Inc. 222 Broadway, 22/Floor New York, NY 10038	Investment Sub-Adviser Volt Equity LLC 1423 Broadway PMB 137 Oakland, CA 94612	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Distributor Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

Simplify Exchange Traded Funds 222 Broadway, 22/F New York, NY 10038

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Simplify: As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Disclose if there have been amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer. If so then attach hereto as Exhibit (a)(1).

Simplify: None.

(c)	Disclose if there have been any amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR. If so, then attach hereto as Exhibit.

Simplify: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Disclose if the registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Simplify: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Christopher Caltagirone is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $300,200 for 2022 and $410,650 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $1,972.55 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $87,500 for 2022 and $108,192.50 for 2023.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Simplify: The Audit Committee pre-approves audit services, and the following represents the non-audit services which may be performed and require pre-approval from the Audit Committee:

a.	Preparation of Federal, State and Excise tax returns.

b.	Review of the Funds’ internally prepared dividend calculations.

c.	Review of the Funds’ semi-annual financial statements.

d.	Provide consent for the Funds’ required filings, as requested by management.

e.	Procedures related to equalization calculations, as requested by management.

f.	Tax consulting related to general tax and business matters, as requested by management.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) None

(d) N/A

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Simplify: Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2091 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Simplify: Not Applicable.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes- Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Simplify: Not Applicable.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable- interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Simplify: Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Christopher Caltagirone, Craig Enders and Zung T. Ngyyen.

(b)	Not applicable.

Simplify: Not Applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclose the following information for each such divested security: (1) name of the issuer; (2) exchange ticker symbol; (3) Committee on Uniform Securities Identification Procedures (“CUSIP”) number; (4) total number of shares or, for debt securities, principal amount divested; (5) Date(s) that the securities were divested; (6) if the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and (7) name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Simplify: Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Simplify: Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Simplify: Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Simplify: There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Simplify: Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto, if applicable

Simplify: Code of ethics attached.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Simplify Exchange Traded Funds

By (Signature and Title)	/s/ Paul Kim
Paul Kim, President (principal executive officer)

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul Kim
Paul Kim, President & Treasurer (principal executive officer & principal financial officer)

Date:	September 6, 2023